As filed with the Securities and Exchange Commission on April 18, 2013

Registration No. 333-47728

811-07798

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 19	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 107	☒

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue, New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Charles F. Furtado, Jr., Esq.

New York Life Insurance and Annuity Corporation

51 Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:

Stephen E. Roth, Esq.	Thomas F. English, Esq.
Sutherland Asbill & Brennan LLP	Senior Vice President, Deputy General Counsel
1275 Pennsylvania Avenue, NW	and Chief Insurance Counsel
Washington, DC 20004-2415	New York Life Insurance Company
51 Madison Avenue
New York, New York 10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☑	on May 1, 2013 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(i) of Rule 485.
☐	on pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation

NYLIAC Single Premium Variable Universal Life

Prospectus—May 1, 2013

A modified single premium life insurance policy offered to individuals under

NYLIAC Variable Universal Life Separate Account—I

Please use one of the following addresses for service requests:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010
or call our toll-free number: 1-800-598-2019 You must send subsequent premium payments or loan repayments to us at:
Regular Mail	NYLIAC 75 Remittance Drive, Suite 3021 Chicago, IL 60675-3021	Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

This prospectus describes three versions of the NYLIAC Single Premium Variable Universal Life Policy. Each version is referred to as a separate series. Subject to jurisdictional availability, Series 1 policies were sold prior to May 10, 2002; Series 2 policies were sold starting May 10, 2002 through May 15, 2003; and Series 3 policies were sold starting May 16, 2003. Series 1, Series 2 and Series 3 policies are no longer being offered. However, we will still accept additional premiums under existing policies. Please check with your Registered Representative if you have any questions about which Series is applicable to your policy. Unless otherwise indicated, all information in this prospectus applies to all Series of policies. If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

This life insurance policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

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The NYLIAC Single Premium Variable Universal Life Prospectus and Statement of Additional Information are posted on our corporate website, www.newyorklife.com.

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SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of NYLIAC Single Premium Variable Universal Life (“SPVUL”). Many benefits of SPVUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

Benefits

Protection

SPVUL offers you the protection of permanent life insurance, which can over time, become a valuable asset.

SPVUL also provides the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are added to the Investment Divisions and the Fixed Account according to your instructions. The investment return of the policy is based on:

•	the amount in and performance of each Investment Division of the Separate Account;

•	the amount in and rate of interest credited to the Fixed Account; and

•	the charges we deduct.

With SPVUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

A Single Premium Payment

When you purchase SPVUL you pay an initial single premium payment. Under limited circumstances you can make additional premium payments. Other than the initial premium payment, there are no required premiums, as long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions.

Death Benefit Guarantee

For Series 1 and 2 policies, you select whether you want the initial single premium to be based on 80% or 100% of the Guideline Single Premium. The Guideline Single Premium is the maximum amount that the federal tax laws generally allow you to pay for a life insurance policy with a given Face Amount. If your initial single premium is based on 100% of the Guideline Single Premium, a death benefit guarantee, equal to the policy’s Face Amount at issue, will apply to your policy. The death benefit guarantee can prevent your policy from lapsing even if your Cash Surrender Value is insufficient to cover the monthly deduction charges. Policy loans and withdrawals can eliminate the death benefit guarantee. If your initial single premium is based on 80% of the Guideline Single Premium, your policy will not have a death benefit guarantee.

For all Series 3 policies, a death benefit guarantee will apply to your policy. At issue, the death benefit guarantee will be equal to the policy’s Face Amount. The death benefit guarantee can prevent your policy from lapsing even if your Cash Surrender Value is insufficient to cover the monthly deduction charges. Policy loans and withdrawals can eliminate the death benefit guarantee.

Additional premium payments will not increase the policy’s Face Amount or the death benefit guarantee amount.

Liquidity Through Loans

SPVUL allows you to access your policy’s Cash Surrender Value through loans. Your policy’s value will be used as collateral to secure the loans. You can borrow up to 90% of your policy’s Cash Surrender Value. Because the policy provides for a single premium, it will most likely be treated as a modified endowment contract for income tax purposes. If a policy is a modified endowment contract, a loan may result in taxable income to you.

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Liquidity Through Withdrawals

You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy’s Cash Value and your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy’s Cash Value to fall below the policy’s minimum initial single premium required. Certain charges will apply. Partial withdrawals can result in a taxable event. Also note that certain partial withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this prospectus. (See “Partial Withdrawals and Surrenders—Partial Withdrawals.”)

Investment Options

This policy offers you a choice of 50 Investment Divisions and the Fixed Account. You can allocate net premium payments or transfer Cash Value to a maximum of 21 investment options from among the 50 Investment Divisions and/or the Fixed Account, within the limits described in this prospectus, tax-free during the life of the policy. You can change the Investment Divisions in which you invest throughout the life of the policy.

Life Insurance Benefit

SPVUL provides a Life Insurance Benefit equal to your policy’s Face Amount. See “Definitions” for explanation of “Face Amount.” Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the life insurance benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

Automated Investment Features

The following administrative features are available to help you manage the policy’s Cash Value and to adjust your investment allocation to suit changing needs: Automatic Asset Reallocation, Dollar Cost Averaging, Expense Allocation, and Interest Sweep.

Optional Riders

SPVUL offers two additional benefits through optional riders: the Living Benefits Rider and the Spouse’s Paid-Up Insurance Purchase Option Rider.

Policyowner Support

As a policyholder, you have access to a password-protected Internet website, an automated 24-hour call-in service, toll-free telephone support, and your registered representative if you have questions about your SPVUL policy. Certain service requests must be in writing. Specific requirements applicable to any service request are described later in this prospectus.

A Highly-Rated Company

NYLIAC is a wholly owned subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has more than 165 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC’s General Account, applicable to the Fixed Account, and not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.

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Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall in value, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. The performance of each will vary, and some Investment Divisions are riskier than others. We do not guarantee the investment performance of the Investment Divisions. Your premium and cash value allocation choices should be consistent with your personal investment objective and your risk tolerance.

Risk of Lapse

SPVUL policies that do not include the death benefit guarantee can lapse if the Cash Surrender Value is insufficient to cover monthly charges. When a policy lapses, it has no value, and no benefits are paid upon the death of the Insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that “termination” and “lapse” have the same meaning and effect.

A SPVUL policy that has a Cash Surrender Value just sufficient to cover monthly deductions and charges is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks.

Potential for Increased Charges

We have the right to increase current charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. The actual charges, however, will never exceed the stated guaranteed charges. (See “Table of Fees and Expenses” for more information.)

Risk of Lapse from Policy Loans

The larger a loan becomes relative to the policy’s Cash Surrender Value, the greater the risk that the policy’s remaining Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. (See “Federal Income Tax Considerations—Modified Endowment Contract Status.”)

A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid. Because the policy provides for a single premium, it will most likely be treated as a modified endowment contract for income tax purposes. If a policy is a modified endowment contract, a loan may result in taxable income to you. In addition, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable life insurance contracts in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increase or decreases in policy benefits, an SPVUL policy that was originally not a modified endowment

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contract may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the policyowner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited on the loaned amount, and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Charges for Policy Surrender

During the first nine years of the policy, surrender charges apply which act as a deterrent to surrendering the policy. SPVUL is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

Portfolio Risks

A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see “Description of the Policy—Investment Divisions and the Fixed Account—Limits on Transfers” for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

•	increased administrative and Fund brokerage expenses

•	dilution of the interests of long-term investors.

An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Limits on Transfers” for more information on the risks of frequent trading.)

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first set of tables describe the fees and expenses that you will pay at the time you pay a premium, surrender the policy, make a partial withdrawal, or transfer Cash Value between investment options. Note that one Transaction Fees table applies to Series 1 and Series 2 policies, and a separate Transaction Fees table applies to Series 3 policies.

TRANSACTION FEES

(expenses that are deducted from Fund assets)

SERIES 1 and 2 POLICIES

Charge	When Charge Is Deducted	Amount Deducted
Deferred Sales Expense Charge (includes charges for Sales Expenses, State Premium Taxes and Federal Taxes)	each Monthly Deduction Day for a 10 year period after a premium payment is applied	Guaranteed: 1.00% (as annual percentage of Cash Value) Current: 0.90% (as annual percentage of Cash Value)

Surrender Charge	surrender or partial withdrawal in excess of the Surrender Charge Free Window in first 9 policy years	Guaranteed: 9% of initial premium[1]

Partial Withdrawal Charge	any partial withdrawal	Guaranteed/Current: the lesser of $25 or 2% of the amount withdrawn

Transfer Fee	transfer	Guaranteed: $30 per transfer for each transfer of 12 in a Policy Year Current: no charge

Living Benefits Rider	when you exercise the benefit	$150 (one time)

[1]

In policy years 2 and beyond the percentage applied to calculate the maximum surrender charge is reduced as follows: Policy Year 2 to 8%; Policy Year 3 to 7%; Policy Year 4 to 6%; Policy Year 5 to 5%; Policy Year 6 to 4%; Policy Year 7 to 3%; Policy Year 8 to 2%; Policy Year 9 to 1%; and Policy Years 10 and beyond to 0%.

TRANSACTION FEES

(expenses that are deducted from Fund assets)

SERIES 3 POLICIES

Charge	When Charge Is Deducted	Amount Deducted
Tax Charges • State Premium Tax Charge • Federal Tax Charge	when premium payment is applied, up to age 100	Guaranteed: Subject to tax law changes Current: 2% of each premium payment Current: 1.25% of each premium payment

Deferred Sales Expense Charge	each monthly Deduction Day for a 10 year period after a premium payment is applied	Guaranteed: 0.50% (as annual percentage of Cash Value) Current: 0.40% (as annual percentage of Cash Value)

Surrender Charge	surrender or partial withdrawal in excess of the Surrender Charge Free Window in first 9 policy years	Guaranteed: 7.5% of the initial single premium[1]

Partial Withdrawal Charge	any partial withdrawal	Guaranteed/Current: the lesser of $25 or 2% of the amount withdrawn

Transfer Charge	transfer	Guaranteed: $30 per transfer for each transfer of 12 in a Policy Year Current: no charge

Living Benefits Rider	when you exercise the benefit	$150 (one time)

[1]

In Policy Years 2 and beyond the percentage applied to calculate the maximum surrender charge is reduced as follows: Policy Year 2 to 7%; Policy Year 3 to 6.5%; Policy Year 4 to 6%; Policy Year 5 to 5%; Policy Year 6 to 4%; Policy Year 7 to 3%; Policy Year 8 to 2%; Policy Year 9 to 1%; and Policy Years 10 and beyond to 0%.

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The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Funds’ fees and expenses.

Periodic Charges Other Than Funds’ Operating Expenses—Series 1, 2 and 3 Policies

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge:[1]	each monthly deduction day

Guaranteed Maximum: $83.33 per $1,000 of net amount at risk[2]

Guaranteed Minimum: $0.06 per $1,000 of Net Amount at Risk

Current Rate Representative Insured (female, age 60, preferred risk class):

$0.41 per $1,000 of Net Amount at Risk

Mortality & Expense Risk Charge • Series 1 • Series 2	daily up to age 100 each monthly deduction day up to age 100

Guaranteed: 0.80% (as annual % of the average daily assets of each Investment Division)

Current: 0.50% (as annual % of the average daily assets of each Investment Division)

Guaranteed: 0.80% (as annual % of Cash Value allocated to the Separate Account)

Current: 0.50% (as annual % of Cash Value allocated to the Separate Account)

Administrative Charge	each monthly deduction day up to age 100

Guaranteed: 0.70% of the Cash Value of the policy

Current: 0.60% of the Cash Value of the policy. In Policy Years 4 and beyond, the current monthly administrative charge is reduced based on total Cash Value of the policy as follows:

Current Monthly Administrative Charge for Policy Years 4 and beyond:

(as a percentage of total Cash Value)

If Cash Value is:	Administrative Charge:
Below $30,000	0.60%
$30,000 to $59,999.99	0.55%
$60,000 to $89,999.99	0.50%
$90,000 to $119,999.99	0.40%
$120,000 to $149,999.99	0.30%
$150,000 to $179,999.99	0.20%
$180,000 to $199,999.99	0.10%
$200,000 of greater	0.00%

Riders • Spouse Paid-Up Insurance Purchase Option	N/A	No Charge

Loan Interest	monthly while loan balance is outstanding	Current: 6% annually Guaranteed Maximum: 8% annually

[1]

This cost varies based on individual characteristics, and the charge shown may not be representative of the charge you will pay. To obtain more information about particular costs of insurance and other charges as they apply to your policy, please contact your Registered Representative.

[2]	The Net Amount at Risk is equal to the Life Insurance Benefit minus the Cash Value. See “Life Insurance Benefit Options” for more information.

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The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2012. Fund expenses may be higher or lower in the future. More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)1

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.29%	4.73%

(1)	Expressed as a percentage of average net assets for the fiscal year ended December 31, 2012. This information is provided by the Funds and their agents. The information is based on 2012 expenses. We have not verified the accuracy of this information.
(2)	Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, service fees, 12b-1 fees, and other expenses.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Underlying Portfolio Fees and Expenses	Total Fund Annual Expense
MainStay VP Conservative Allocation — Initial Class	0.00%	0.00%	0.03%	0.85%	0.88%
MainStay VP Growth Allocation — Initial Class	0.00%	0.00%	0.04%	1.14%	1.18%
MainStay VP Moderate Allocation — Initial Class	0.00%	0.00%	0.03%	0.98%	1.01%
MainStay VP Moderate Growth Allocation — Initial Class	0.00%	0.00%	0.03%	1.06%	1.09%
Fidelity® VIP Freedom 2020 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.59%	0.59%
Fidelity® VIP Freedom 2030 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.65%	0.65%
Fidelity® VIP Freedom 2040 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.68%	0.68%

Please refer to the applicable fund prospectus for additional information.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2012, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2012 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)
MainStay VP Balanced — Initial Class	0.70%		0.00%	0.09%	0.79%
MainStay VP Bond — Initial Class	0.49%		0.00%	0.04%	0.53%
MainStay VP Cash Management	0.44%		0.00%	0.03%	0.47%
MainStay VP Common Stock — Initial Class	0.55%		0.00%	0.04%	0.59%
MainStay VP Convertible — Initial Class	0.60%		0.00%	0.04%	0.64%
MainStay VP Cornerstone Growth — Initial Class (formerly MainStay VP Growth Equity)	0.70%		0.00%	0.04%	0.74%
MainStay VP DFA / DuPont Capital Emerging Markets Equity — Initial Class	1.20	%(a)	0.00%	0.23%	1.43	%(b)
MainStay VP Eagle Small Cap Growth — Initial Class	0.81	%(c)	0.00%	0.05%	0.86	%(d)
MainStay VP Floating Rate — Initial Class	0.60%		0.00%	0.05%	0.65%
MainStay VP Government — Initial Class	0.50%		0.00%	0.04%	0.54%
MainStay VP High Yield Corporate Bond — Initial Class	0.56%		0.00%	0.03%	0.59%
MainStay VP ICAP Select Equity — Initial Class	0.76%		0.00%	0.03%	0.79%
MainStay VP Income Builder — Initial Class	0.57%		0.00%	0.07%	0.64%
MainStay VP International Equity — Initial Class	0.89%		0.00%	0.06%	0.95%
MainStay VP Janus Balanced — Initial Class	0.55	%(e)	0.00%	0.04%	0.59	%(f)
MainStay VP Large Cap Growth — Initial Class	0.74%		0.00%	0.04%	0.78%
MainStay VP MFS® Utilities — Initial Class	0.73	%(g)	0.00%	0.07%	0.80	%(h)
MainStay VP Mid Cap Core — Initial Class	0.85%		0.00%	0.05%	0.90	%(i)

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Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses		Total Fund Annual Expense(#)
MainStay VP PIMCO Real Return — Initial Class	0.50%		0.00%	0.12	%(s)	0.62	%(j)
MainStay VP S&P 500 Index — Initial Class	0.25%		0.00%	0.04%		0.29%
MainStay VP T. Rowe Price Equity Income — Initial Class	0.80	%(k)	0.00%	0.04%		0.84	%(l)
MainStay VP Unconstrained Bond — Initial Class (formerly MainStay VP Flexible Bond Opportunities)	0.60%		0.00%	0.05%		0.65%
MainStay VP U.S. Small Cap — Initial Class	0.79%		0.00%	0.04%		0.83%
MainStay VP Van Eck Global Hard Assets — Initial Class	0.89	%(m)	0.00%	0.05%		0.94	%(n)
AllianceBernstein® VPS Small/Mid Cap Value Portfolio — Class A	0.75%		0.00%	0.07%		0.82%
BlackRock® Global Allocation V.I. Fund — Class III	0.63%		0.25%	0.27	%(q)	1.15%
Delaware VIP Emerging Markets Series—Standard Class	1.25%		0.00%	0.15%		1.40%
Delaware VIP Small Cap Value Series—Standard Class	0.73%		0.00%	0.08%		0.81%
Dreyfus IP Technology Growth Portfolio — Initial Class	0.75%		0.00%	0.08%		0.83%
DWS Small Mid Cap Value VIP — Class A (formerly DWS Dreman Small Mid Cap Value VIP)	0.65%		0.00%	0.17%		0.82%
Fidelity® VIP Contrafund® Portfolio — Initial Class	0.56%		0.00%	0.08%		0.64%
Fidelity® VIP Equity Income Portfolio — Initial Class	0.46%		0.00%	0.10%		0.56	%(p)
Fidelity® VIP Mid Cap Portfolio — Initial Class	0.56%		0.00%	0.09%		0.65%
Invesco V.I. American Value Fund—Series I (formerly Invesco Van Kampen V.I. American Value Fund)	0.72%		0.00%	0.28%		1.00%
Invesco V.I. International Growth Fund — Series I	0.71%		0.00%	0.30%		1.01%
Janus Aspen Global Research Portfolio — Institutional Class (formerly Janus Aspen Worldwide)	0.49%		0.00%	0.06%		0.55%
MFS® International Value Portfolio—Initial Class	0.90%		0.00%	0.08%		0.98%
MFS® New Discovery Series—Initial Class	0.90%		0.00%	0.07%		0.97%
MFS® Research Series — Initial Class	0.75%		0.00%	0.12%		0.87%
Neuberger Berman AMT Mid-Cap Growth Portfolio— Class I	0.84%		0.00%	0.15%		0.99%
Royce Micro-Cap Portfolio — Investment Class	1.25%		0.00%	0.10%		1.35%
UIF U.S. Real Estate Portfolio — Class I	0.80%		0.00%	0.30%		1.10%
Van Eck VIP Multi-Manager Alternatives Fund — Initial Class	1.42%		0.00%	3.31	%(r)	4.73	%(o)

Please refer to the applicable fund prospectus for additional information.
¶	Management Fees may include Advisor and/or Administration Fees.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2012, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2012 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” reflect “Service Fees.”
(a)	The management fee is 1.20% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 1.20% on assets up to $1 billion; and 1.19% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(b)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.60% of the average daily net assets of Initial Class Shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(c)	The management fee is 0.81% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(d)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.95% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(e)	The management fee is 0.55% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.55% on assets up to $1 billion; and 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

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(f)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.58% of the average daily net assets of Initial Class shares. This agreement expires on May 1, 2014, and may not be amended or terminated prior to that date.
(g)	The management fee is 0.73% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.73% on assets up to $1 billion; and 0.70% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(h)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.81% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(i)	New York Life Investment has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Initial Class, 0.84%. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(j)	Prior to adopting the new accounting reporting requirement referenced in Footnote (s) below, New York Life Investment Management LLC contractually agreed to waive fees and/or reimburse expenses then included in the term Total Annual Portfolio Operating Expenses so that such expenses would not exceed 0.66% of the average daily net assets of Initial Class. As a result of these new reporting requirements, the Portfolio may present in its financial statements “Total Annual Portfolio Operating Expenses After Waivers/Reimbursements” which are greater than these agreed upon expense limits. Absent the new accounting reporting requirement relating to dollar roll transactions, the Portfolio’s “Total Annual Portfolio Operating Expenses After Waivers/Reimbursements” would have been 0.57% of the average daily net assets of Initial Class shares. This agreement expires on May 1, 2014, and may not be amended or terminated prior to that date.
(k)	The management fee is as follows: 0.80% on assets up to $500 million; and 0.775% on assets over $500 million. New York Life Investment Management LLC has contractually agreed to waive its management fee to 0.75% on assets up to $500 million; and 0.725% on assets over $500 million. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(l)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.85% of the average daily net assets of Initial Class shares, respectively. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(m)	The management fee is 0.89% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.89% on assets up to $1 billion; and 0.88% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(n)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.97% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(o)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.00% of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
(p)	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund.
(q)	Includes Acquired Fund Fees & Expenses of 0.01%.
(r)	Includes Acquired Expenses of 0.66%.
(s)	“Interest Expenses” are based on the amount incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investments, such as dollar roll transactions. Under recently amended accounting guidance, certain dollar roll transactions are treated as secured borrowings and the components of the net income from such transactions are now presented in the financial statements as interest income and interest expense. These accounting changes did not affect the Portfolio’s overall results of operations, net asset value, total return or the amount of expenses paid directly from your investment in the Portfolio. The amount of “Interest Expenses” (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.

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DEFINITIONS

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. Each “Business Day” is a “Valuation Day.”

Cash Surrender Value: The Cash Value, less any applicable surrender charge, loan principal, and accrued loan interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.

Cash Value: The current value of the policy’s assets allocated to the Separate Account plus any amount allocated to the Fixed Account.

Cash Value Accumulation Test (“CVAT”): An Internal Revenue Service (“IRS”) test to determine whether a Series 3 policy can be considered life insurance. See “Life Insurance Benefit” for more information.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

Face Amount: The initial face amount as shown on the Policy Data Page.

Fixed Account: The Fixed Account is supported by assets in NYLIAC’s General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

Guideline Premium Test (“GPT”): An IRS test to determine whether a Series 1 or Series 2 policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit” for more information.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC: Internal Revenue Code.

Issue Date: The date we issue the policy as specified on the Policy Data Page.

lVR: Interactive Voice Response system.

Life Insurance Benefit: The greater of (1) the Face Amount specified in the policy or (2) the Cash Value on the date of death multiplied by a percentage as specified in the policy. Also called the Death Benefit.

Monthly Deduction Day: The date on which we deduct your administrative charge, cost of insurance charge, and any applicable deferred sales expense charges from your policy’s Cash Value and the date on which we deduct the Mortality and Expense Risk charge (for Series 2 and 3) from the Cash Value allocated to the Separate Account. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

Mortality and Expense Risk: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

Net Amount at Risk: The difference between the Life Insurance Benefit and the policy’s Cash Value. See “Policy Payment Information—Life Insurance Benefit” for more information.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

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Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Proceeds: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit minus any outstanding loans (including any accrued loan interest).

Policy Year: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

Primary Insured: The person who is insured under the base policy.

Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Investment Divisions.

Series 1: A policy that NYLIAC offered for sale prior to May 10, 2002. This policy is no longer being offered for sale.

Series 2: A policy for which NYLIAC began accepting applications and premium payments on May 10, 2002 in approved jurisdictions. This policy is no longer being offered for sale.

Series 3: A policy for which NYLIAC began accepting applications and premium payments on May 16, 2003 in approved jurisdictions. This policy is no longer being offered for sale.

Surrender Charge Free Window: The amount of a surrender or partial withdrawal that is not subject to a surrender charge. In any Policy Year this amount is the greater of 10% of the total premiums paid or 100% of the gain in the policy.

VPSC: Variable Products Service Center.

VSC: Virtual Service Center. See “How To Reach Us For Policy Services” for more information.

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MANAGEMENT AND ORGANIZATION

Insurer

New York Life Insurance and Annuity Corporation (“NYLIAC”)(a wholly-owned subsidiary of New York Life

Insurance Company)

51 Madison Avenue

New York, NY 10010

Your Policy

SPVUL was offered by NYLIAC. The Policy has three series (Series 1, Series 2 and Series 3) that are no longer offered for sale. However, we still accept additional premiums under existing policies. Policy assets allocated to the Investment Divisions are invested in Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since June 4,1993. Series 1, Series 2 and Series 3 of the policy offer life insurance protection, a death benefit guarantee (for Series 1 and Series 2 the death benefit guarantee is only available if you pay a single premium based on 100% of the Guideline Single Premium), loans and withdrawals (which may be subject to a surrender charge), and the ability to invest in up to 21 investment options, including the Investment Divisions and a Fixed Account.

The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. Each Investment Division has its own investment objectives and investment strategy. As a consequence, some Investment Divisions are riskier than others. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations, because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. Also, see Appendix B for a summary of state variations.

About the Separate Account

NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”) is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account or any other separate account of NYLIAC.

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The Separate Account currently includes the 50 Investment Divisions available under the policy. After the end of the Free Look period, net premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

Our Rights

We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

Specifically we reserve the right to:

•	add or remove any Investment Division;

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

•	change the name of the Separate Account.

The Fixed Account

The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the “1933 Act”), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, generally, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

How to Reach Us for Policy Services

Please send service requests to us at one of the Variable Products Service Center addresses listed on the first page of this prospectus.

In addition, as described below, you can contact us through the Internet at our Virtual Service Center (“VSC”) and through an automated telephone service called the Interactive Voice Response System (“lVR”).

Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through our Virtual Service Center once they have passed all security protocols to identify the policyowner.

•	Virtual Service Center and Interactive Voice Response System

Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers, allocation changes and loans. We may revoke VSC and IVR privileges for certain policyowners (See “Description of the Policy—Investment Divisions and the Fixed Account—Limits on Transfers”).

To enable you to access the VSC and IVR, we will send you a Personal Identification Number (“PIN”). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security Number, because our self-service options

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will be available to anyone who provides your Social Security number and your PIN. We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

In order to obtain policy information online via the VSC, you are required to register for access. Visit www.newyorklife.com/vsc and click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or the VSC that we believe are genuine. We will confirm all transactions in writing.

Service requests are binding on all policyowners if a policy is jointly owned. Transfer, allocation changes and loans, and loan requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), on a Business Day, or received on a non-Business Day, will be priced as of the next Business Day.

We make the VSC and IVR available at our sole discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus.

•	VSC

The VSC is available Monday through Friday, from 7 a.m. until 4 a.m., Saturdays from 7 a.m. to 10 p.m. and Sundays from 2 p.m. to 8 p.m. (Eastern Time).

The VSC enables you to:

•	e-mail your registered representative or VPSC;

•	view and download policy statements;

•	obtain current policy values;

•	transfer assets between investment options;

•	change the allocation of future premium payments;

•	change your address;

•	obtain service forms;

•	reset your password;

•	change your phone number or email address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•

sign up to receive future prospectuses, policyowner annual and semi-annual reports and quarterly policy summaries and federal tax forms for your policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

•	IVR

The IVR is available 24 hours a day, seven days a week. We record all calls.

The IVR enables you to:

•	obtain current policy values;

•	transfer assets between investment options;

•	change the allocation of future premium payments;

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•	request a loan on your policy; and

•	speak with one of our Customer Service Representatives on any Business Day Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern Time).

By sending a completed Telephone Request Form to VPSC at one of the addresses listed on the first page of this prospectus, you can authorize a third party to access your policy information, and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

NYLIAC does not permit current or former Registered Representatives to obtain authorization to effect transactions through the Telephone Request Form. Authorization to these Registered Representatives will be limited to accessing policy information only.

Registered Representative Actions

You may authorize us to accept electronic instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among investment options, Automatic Asset Allocation (“AAR”) updates (if applicable) and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.

To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses noted on the first page of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.

Funds and Eligible Portfolios

The Portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read the prospectuses, found in the accompanying book of underlying fund prospectuses. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives

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remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Funds Trust: MainStay VP Balanced—Initial Class	New York Life Investment Management LLC (or “New York Life Investment”) Subadvisor: Cornerstone Capital Management Holding LLC (“CCM”)	• Seeks total return.

MainStay VP Bond—Initial Class		• Seeks total return.

MainStay VP Cash Management	New York Life Investments	• Seeks a high level of current income while preserving capital and maintaining liquidity.

MainStay VP Common Stock—Initial Class	Subadvisor: CCM	• Seeks long-term growth of capital.

MainStay VP Conservative Allocation—Initial Class	Subadvisor: MacKay Shields LLC (“MacKay”)	• Seeks current income and, secondarily, long-term growth of capital.

MainStay VP Convertible—Initial Class	Subadvisor: MacKay	• Seeks capital appreciation together with current income.

MainStay VP Cornerstone Growth—Initial Class (formerly Mainstay VP Growth Equity)	Subadvisor: CCM	• Seeks long-term growth of capital.

MainStay VP DFA / DuPont Capital Emerging Markets Equity—Initial Class	Subadvisor: Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont Capital”)	• Seeks long-term capital appreciation.

MainStay VP Eagle Small Cap Growth—Initial Class	Subadvisor: Eagle Asset Management, Inc.	• Seeks long-term capital appreciation.

MainStay VP Floating Rate—Initial Class		• Seeks to provide high current income.

MainStay VP Government—Initial Class	Subadvisor: MacKay	• Seeks current income.

MainStay VP Growth Allocation—Initial Class		• Seeks long-term growth of capital.

MainStay VP High Yield Corporate Bond—Initial Class	Subadvisor: MacKay	• Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

MainStay VP ICAP Select Equity—Initial Class	Subadvisor: Institutional Capital LLC (“ICAP”)	• Seeks total return.

MainStay VP Income Builder—Initial Class	Subadvisor: Epoch Investment Partners, Inc. (“Epoch”) and MacKay	• Seeks current income consistent with reasonable opportunity for future growth of capital and income.

MainStay VP International Equity—Initial Class	Subadvisor: CCM	• Seeks long-term growth of capital.

MainStay VP Janus Balanced—Initial Class	Subadvisor: Janus Capital Management LLC	• Seeks long-term capital growth, consistent with preservation of capital and balanced current income.

MainStay VP Large Cap Growth—Initial Class	Subadvisor: Winslow Capital Management, Inc.	• Seeks long-term growth of capital.

MainStay VP MFS® Utilities—Initial Class	Subadvisor: Massachusetts Financial Services Company (“MFS”)	• Seeks total return.

MainStay VP Mid Cap Core—Initial Class	Subadvisor: CCM	• Seeks long-term growth of capital.
MainStay VP Moderate Allocation—Initial Class		• Seeks long-term growth of capital, and secondarily, current income.
MainStay VP Moderate Growth Allocation—Initial Class		• Seeks long-term growth of capital, and secondarily, current income.

MainStay VP PIMCO Real Return—Initial Class	Subadvisor: Pacific Investment Management Company LLC	• Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP S&P 500 Index—Initial Class	Subadvisor: CCM	• Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

MainStay VP T. Rowe Price Equity Income—Initial Class	Subadvisor: T. Rowe Price Associates, Inc.	• Seeks substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

MainStay VP Unconstrained Bond—Initial Class (formerly MainStay VP Flexible Bond Opportunities)	Subadvisor: MacKay	• Seeks total return by investing primarily in domestic and foreign debt securities.

MainStay VP U.S. Small Cap—Initial Class	Subadvisor: Epoch	• Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

MainStay VP Van Eck Global Hard Assets—Initial Class	Subadvisor: Van Eck Associates Corporation	• Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I (formerly Invesco Van Kampen V.I. American Value Fund)	Invesco Advisors, Inc.	• The fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. International Growth Fund—Series I		• The fund’s investment objective is long-term growth of capital.

AllianceBernstein® Variable Products Series Fund, Inc.: Alliance Bernstein® VPS Small/Mid Cap Value Portfolio– Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.

BlackRock® Variable Series, Inc. BlackRock® Global Allocation V.I. Fund—Class III	BlackRock Advisors, LLC Subadvisers: BlackRock Investment Management, LLC and BlackRock International Limited	• Seeks high total investment return.

Delaware VIP® Trust: Delaware VIP Emerging Markets Series—Standard Class	Delaware Management Company	• Seeks long-term capital appreciation.

Delaware VIP Small Cap Value Series—Standard Class		• Seeks capital appreciation.

Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Class	The Dreyfus Corporation	• The portfolio seeks capital appreciation.

DWS Variable Series II: DWS Small Mid Cap Value VIP—Class A (formerly DWS Dreman Small Mid Cap Value VIP)	Deutsche Investment Management Americas Inc. Subadviser: Dreman Value Management L.L.C.	• The fund seeks long-term capital appreciation.

Fidelity® Variable Insurance Products Fund: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (FMR) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	• Seeks long-term capital appreciation.

Fidelity® VIP Equity Income Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers

•  Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Freedom 2020 Portfolio—Initial Class	Subadvisers: Strategic Advisers, Inc.	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2030 Portfolio—Initial Class	Subadvisers: Strategic Advisers, Inc.	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

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Fidelity® VIP Freedom 2040 Portfolio—Initial Class	Subadvisers: Strategic Advisers, Inc.	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Mid Cap Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	• Seeks long-term growth of capital.

Janus Aspen Series Janus Aspen Global Research Portfolio—Institutional Class (formerly Janus Aspen Worldwide)	Janus Capital Management LLC	• Seeks long-term growth of capital.

MFS® Variable Insurance Trust: MFS® New Discovery Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	• Seeks capital appreciation.

MFS® Research Series—Initial Class		• Seeks capital appreciation.

MFS® Variable Insurance Trust II: MFS® International Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.

Neuberger Berman Advisers Management Trust Neuberger Berman AMT Mid-Cap Growth—Class I	Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	• Seeks growth of capital.

Royce Capital Fund: Royce Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	• Seeks long-term growth of capital.

The Universal Institutional Funds, Inc. UIF U.S. Real Estate Portfolio—Class I	Morgan Stanley Investment Management Inc.

•   Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Van Eck VIP Trust: Van Eck Multi-Manager Alternatives Fund — Initial Class

Van Eck Associates Corporation

Subadvisers: Acorn Derivatives Management Corp., Coe Capital Management, LLC, Dix Hills Partners, LLC, Horizon Asset Management LLC, KeyPoint Capital Management, LLC, Martingale Asset Management, L.P., Millrace Asset Group, Inc., River Park Advisors, LLC, SW Asset Management, LLC and Tiburon Capital Management, LLC

• Seeks absolute (positive) returns in various market cycles.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 investment options for net premium payments from the 50 Investment Divisions and/or the Fixed Account. You can transfer all or part of the Cash Value of your policy among the investment options tax-free and within the limits described in this prospectus.

The Investment Divisions offered through the SPVUL policy and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.

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Investment Return

The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account.

The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one valuation day to the end of the next valuation day.

We will credit any amounts in the Fixed Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All net premiums applied to, and amounts transferred to, the Fixed Account, receive the applicable loaned amount rate or the unloaned amount rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments into the Fixed Account may be different from the rate applied to prior premium payments made into the Fixed Account. Interest accrues daily and is credited on each Monthly Deduction Day.

Voting

We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

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CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAl for more information.)

DEDUCTIONS FROM PREMIUMS

For Series 1 and 2 policies, there are no deductions from premiums. For Series 3 policies, when we receive a premium payment from you, we will deduct a state premium tax charge, and a federal tax charge.

State Premium Tax Charge

•

For Series 3 policies, we currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state premium tax charge. We may increase this charge to reflect changes in applicable law.

Federal Tax Charge

•

For Series 3 policies, we currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

DEDUCTIONS FROM CASH VALUE AND FROM THE SEPARATE ACCOUNT

Each Monthly Deduction Day, we will deduct from your policy’s Cash Value the deferred sales expense charge, an administrative charge, a cost of insurance charge, and, for Series 2 and 3 policies, a Mortality and Expense Risk charge from the Investment Divisions of the Separate Account. In addition, for Series 1 policies, each day we deduct a Mortality and Expense Risk charge from the Cash Value allocated to the Separate Account. If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.

The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

Deferred Sales Expense Charge

The deferred sales expense charge is deducted on each Monthly Deduction Day for 10 years following a premium payment.

For Series 1 and 2 policies, the deferred sales expense charge is comprised of the sales expense charge, a state tax charge, and a federal tax charge.

•

Sales Expense Charge—We currently deduct 0.40% of the Cash Value, or $4 per $1,000 of Cash Value, as a sales expense charge. We may increase this charge, however, we guarantee that the sales expense charge combined with the state tax charge and the federal tax charge will never exceed 1.00% of Cash Value.

•

State Premium Tax Charge—We currently deduct 0.30% of the Cash Value, or $3 per $1,000 of Cash Value, as a state premium tax charge. We may increase this charge to reflect changes in the applicable law. However, we guarantee that the state premium tax charge combined with the sales expense charge and federal tax charge will never exceed 1.00% of Cash Value.

•

Federal Tax Charge—We currently deduct 0.20% of the Cash Value, or $2 per $1,000 of Cash Value, as a federal tax charge. We may increase this charge to reflect changes in the applicable law. However, we guarantee that the federal tax charge combined with the sales expense charge and the state tax charge will never exceed 1.00% of Cash Value.

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For Series 3 policies, the deferred sales expense charge is equal to 0.40%, or $4 per $1,000, as an annual percentage of the policy’s Cash Value. We may increase this charge; however, we guarantee that the deferred sales expense charge for Series 3 policies will never exceed 0.50%, or $5 per $1,000, as an annual percentage of the policy’s Cash Value.

Monthly Administrative Charge

On each Monthly Deduction Day, we will deduct a monthly administrative charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

Currently, we deduct a monthly administrative charge equal to 0.60% of the Cash Value for the first three policy years. Starting in Policy Year four, this charge is reduced based on the Cash Value as specified in the table below. While we can change the monthly administrative charge at any time, we guarantee that we will never charge more than 0.70% of the Cash Value of the policy.

Current Monthly Administrative Charge for Policy Years 4 and beyond:

(as a percentage of total Cash Value)

If Cash Value is:	Administrative Charge:
Below $30,000	0.60%
$30,000 to $59,999.99	0.55%
$60,000 to $89,999.99	0.50%
$90,000 to $119,999.99	0.40%
$120,000 to $149,999.99	0.30%
$150,000 to $179,999.99	0.20%
$180,000 to $199,999.99	0.10%
$200,000 or greater	0.00%

Cost of Insurance Charge

Each Monthly Deduction Day, we deduct a charge from the Cash Value for the cost of providing a Life Insurance Benefit to you each month. This charge is equal to the Net Amount at Risk multiplied by a monthly cost of insurance rate. The Net Amount at Risk is calculated as the difference between the policy’s Life Insurance Benefit divided by 1.0032737 and its Cash Value. The Life Insurance Benefit is at least as great as the policy’s Face Amount. The Cash Value varies based on the performance of the Investment Divisions selected, outstanding loans (including loan interest), charges, and premium payments.

We determine the initial rate of the monthly cost of insurance based upon our underwriting of your policy. This determination is based on the insured’s issue age, gender, underwriting class, Face Amount and Policy Year. In addition, we may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the Net Amount at Risk. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. If the insured is age 17 or younger when the policy is issued, we base the guaranteed rates on the 1980 Commissioner’s Standard Ordinary

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Mortality Table. If the insured is age 18 or older when the policy is issued and is a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured’s underwriting class.

Mortality and Expense Risk Charge

Series 1 Policies

•

Current—We currently deduct a daily Mortality and Expense Risk charge from Cash Value allocated to the Separate Account that is equal to an annual rate of 0.50%, or $5 per $1,000, of the average daily net asset value of each Investment Division. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

•

Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.80%, or $8 per $1,000, of the average daily net asset value of each Investment Division.

Series 2 and 3 Policies

•

Current—We currently deduct a monthly Mortality and Expense Risk charge from the Cash Value that is equal to an annual rate of 0.50%, or $5 per $1,000, of the Cash Value allocated to the Separate Account. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

•	Guaranteed Maximum—We guarantee that the monthly Mortality and Expense Risk charge will never exceed an annual rate of 0.80%, or $8 per $1,000, of the Cash Value allocated to the Separate Account.

Expense Allocation

With the Expense Allocation feature, you choose how to allocate certain policy expenses. These include monthly cost of insurance, the monthly administrative charge, and for Series 2 and 3 policies, a Mortality and Expense Risk Charge. You can instruct us at the time of the application and any time thereafter to have expenses deducted from the MainStay VP Cash Management Investment Division, the Fixed Account, or a combination of both.

If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible from these allocation alternatives. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and any unloaned amount in the Fixed Account.

Charges for Federal Income Taxes

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

Fund Charges

Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by that Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses. (See “Table of Fees and Expenses—Annual Portfolio Company Operating Expenses” for more information.).

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Transaction Charges

Surrender Charges

The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy during the first nine Policy Years, we will deduct a Surrender Charge. The Surrender Charge will be assessed on the amount of Cash Value withdrawn that is in excess of the Surrender Charge Free Window. The Surrender Charge Free Window is the greater of 10% of the total premiums paid or 100% of the gain in the policy. The charge will never be greater than the maximum surrender charges shown on the Policy Data Page.

For example, a male insured aged 55, preferred class, with a single premium of $30,000, would pay a charge of $2,487.08 for a Series 1 policy, $2,487.20 for a Series 2 policy, and $2,013.15 for a Series 3 policy if he surrenders his policy at the end of the first Policy Year, calculated as follows:

Series 1	(Cash Value at time of surrender = $30,634.18)

Step	1: Calculate the Surrender Charge Free Window as the greater of:

10% of the Initial Single Premium ($30,000) = $3,000, or

100% of the gain in the policy = $30,634.18 – $30,000 = $634.18

Surrender Charge Free Window = $3,000

Step 2:	Calculate the amount of the Cash Value upon which the surrender charge will be assessed as the:

Cash Value – Surrender Charge Free Window

$30,634.18 – $3,000 = $27,634.18

Step 3:	Calculate the amount of the surrender charge by multiplying the result in Step 2 by the applicable percentage as specified on the Policy Data Page:

$27,634.18 x 9% = $2,487.08

Series 2 (Cash Value at time of surrender = $30,635.52)

Step	1: Calculate the Surrender Charge Free Window as the greater of:

10% of the Initial Single Premium ($30,000) = $3,000, or

100% of the gain in the policy = $30,635.52 – $30,000 = $635.52

Surrender Charge Free Window = $3,000

Step 2: Calculate	the amount of the Cash Value upon which the surrender charge will be assessed as the:

Cash Value – Surrender Charge Free Window

$30,635.52 – $3,000 = $27,635.52

Step 3:	Calculate the amount of the surrender charge by multiplying the result in Step 2 by the applicable percentage as specified on the Policy Data Page:

$27,635.52 x 9% = $2,487.20

Series 3	(Cash Value at time of surrender = $29,842.02)

Step 1:	Calculate the Surrender Charge Free Window as the greater of:

10% of the Initial Single Premium ($30,000) = $3,000, or

100% of the gain in the policy = $29,842.02 – $30,000 = ($157.98)

Surrender Charge Free Window = $3,000

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Step 2:	Calculate the amount of the Cash Value upon which the surrender charge will be assessed as the:

Cash Value – Surrender Charge Free Window

$29,842.02 – $3,000 = $26,842.02

Step 3:	Calculate the amount of the surrender charge by multiplying the result in Step 2 by the applicable percentage as specified on the Policy Data Page:

$26,842.02 x 7.5% = $2,013.15

If the policy remains in force, no charge is assessed. Surrender charges also apply to partial withdrawals, in excess of the Surrender Charge Free Window, that are taken from the policy.

Partial Withdrawal Charge

When you make a partial withdrawal, we will deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge

We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

Exercise of Living Benefits Rider

A one-time charge of $150 will apply if you exercise the Living Benefits Rider.

Loan Charges

We currently charge an effective annual loan interest rate of 6.00%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8.00%. For Series 1 and 2 policies when you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. For Series 3 policies, we will transfer an amount so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest.

When you take a loan against your policy, the loaned amount we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first ten Policy Years, the rate we currently credit on loaned amounts is 1.00% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. (See “Loans” for more information.)

DESCRIPTION OF THE POLICY

The Parties

There are three important parties to the policy: the policyowner, the Primary Insured, and the beneficiary. One individual can have one or more of these roles. Each party plays an important role.

Policyowner: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

•	add/delete riders

•	change the beneficiary

•	change underlying investment options

•	take a loan against or take a partial withdrawal from the Cash Surrender value of the policy.

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The current policyowner has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company’s approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in a form acceptable to us and sent to VPSC at one of the addresses listed on the first page of this prospectus. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well.

Insured: These individuals’ personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.

Beneficiary: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the Policy Proceeds. The policyowner can name his or her estate as the beneficiary.

Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

The Policy

The policy provides life insurance protection on the named Primary Insured, and pays Policy Proceeds when that insured dies while the policy is in effect. The policy offers: (1) permanent life insurance protection; (2) access to the policy’s Cash Surrender Value through loans and partial withdrawal privileges (within limits); (3) a death benefit guarantee (for Series 1 and 2 policies the death benefit guarantee exists only if your initial premium is based on 100% of the guideline single premium); (4) additional benefits through the use of optional riders; and (5) a selection of premium and expense allocation options, consisting of 50 Investment Divisions, and a Fixed Account with a guaranteed minimum interest rate.

We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions.

The Life Insurance Benefit is equal to the Face Amount of your policy or the Cash Value multiplied by a percentage as specified in your policy.

How the Policy is Available

SPVUL is available as a Non-Qualified policy only.

Policy Premiums

When you purchase an SPVUL policy you pay an initial single premium payment. If you choose to pay additional premium payments we may increase the Life Insurance Benefit under the policy to meet federal tax requirements. We reserve the right to refuse any additional premium payments that violate federal tax requirements. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing if the death benefit guarantee is not in effect. You can also pay additional premiums if you decide you do not want the death benefit guarantee invoked. Additional premium payments will not increase the policy’s Face Amount or the death benefit guarantee amount. (See “Premiums” for more information.)

The currently available methods of payment are: direct payments to NYLIAC and any other method agreed to by us.

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Cash Value

The Cash Value of this policy at any time is equal to the total value of your policy’s accumulation units in the Separate Account and any amount in the Fixed Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of the premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account;

•	the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

•	the amount of charges we deduct.

The Cash Value is not necessarily the amount you receive when you surrender your policy. (See “Partial Withdrawals and Surrenders” for details about surrendering your policy.)

Investment Division and the Fixed Account

The balance of your premium payment, after we deduct any applicable premium charges, is called your net premium. We allocate your net premium among the available Investment Divisions that you select (See “Management and Organization—Funds and Eligible Portfolios” for a list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your net premium to a maximum of 21 investment options from among the 50 Investment Divisions, and/or the Fixed Account

Amount in the Separate Account

We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.

Amount in the Fixed Account

You can choose to allocate all or part of your net premium payment(s) to the Fixed Account. The amount you have in the Fixed Account equals:

(1) the sum of the net premium payments you have allocated to the Fixed Account;

plus (2) any transfers you have made from the Separate Account to the Fixed Account;

plus (3) any interest credited to the Fixed Account;

less (4)  any amounts you have withdrawn from the Fixed Account;

Transfers Among Investment Divisions and the Fixed Account

You can transfer all or part of the Cash Value of your policy: (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the Investment Divisions of the Separate Account to the Fixed Account, or (3) among the Investment Divisions in the Separate Account. You can allocate Cash Value to a maximum of 21 investment options from among the 50 Investment Divisions, and/or the Fixed Account.

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You can request a transfer under the following conditions:

•

Maximum Transfer–The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5,000. This means, for example, if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.

During any period when the interest rate credited on the amount in the Fixed Account is equal to 3%, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (i) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (ii) $5,000. This limit, however, will not apply if the insured was age 65 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year that the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options as transfers toward these maximum limits.

•

Minimum Transfer–The minimum amount you can transfer from an Investment Division or the Fixed Account is the lesser of (i) $500 or (ii) the total amount in the Investment Division or the Fixed Account.

•

Minimum Remaining Value–If a transfer will cause the amount you have in an Investment Division or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Division and/or Fixed Account you have chosen.

•

Transfer Charge: We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward the twelve transfer limit.

•	How to request a transfer:

(1)	submit your request in writing on a form we approve to the Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

(2)	use the Interactive Voice Response system at 800-598-2019;

(3)	speak to a customer service representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or

(4)	make your request through the Virtual Service Center (VSC).

Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), on a Business Day, or received on a non-Business Day, will be priced as of the next Business Day. (See “Management and Organization—Our Rights—How to Reach Us for Policy Services” for more information.

Limits On Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf

•	restrict the method of making a transfer

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•	charge you for any redemption fee imposed by an underlying Fund

•	limit the dollar amount, frequency or number of transfers.

Currently, if you or someone acting on your behalf requests either by telephone or electronically, transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60 day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed on the first page of this prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account; the first transfer into the Investment Divisions at the expiration of the free look period; the first transfer out of the Mainstay VP Cash Management Investment Division within six months of the issuance of a policy; and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer. We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the Investment Company Act of 1940, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers – Our procedures are designed to limit potentially harmful transfers. We cannot guarantee, however, that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

•

(1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued

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by us. The nature of these combined orders may limit the underlying Fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowners transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies, which invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1) an adverse effect on portfolio management, such as:

a) impeding a portfolio manager’s ability to sustain an investment objective;

b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c) causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

(2) increased administrative and Fund brokerage expenses.

(3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Additional Benefits Through Riders

You can apply for additional benefits at any time (subject to age restrictions) by selecting one or both of the following riders:

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Living Benefits Rider (also known as Accelerated Benefits Rider in most jurisdictions): Under this rider, if the insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated Death Benefit. A one-time charge is assessed if this rider is exercised.

•

Spouse’s Paid-Up Insurance Purchase Option Rider: Upon the insured’s death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability.

See the SAI for more information about optional riders.

Options Available at No Additional Charge

•	Dollar Cost Averaging

Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. You can elect this option at any time as long as the policy’s Cash Value is $2,500 or more. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging

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form to the Variable Products Service Center (VPSC) at one of the addresses listed on the first page of this prospectus or by any method we make available.

•	Automatic Asset Reallocation

If you choose this feature, we will reallocate your assets automatically among the Investment Divisions on a schedule you select in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. You can elect this option at any time as long as the Cash Value allocated to the Separate Account is $2,500 or more. To set up Automatic Asset Allocation, you must send a completed Automatic Asset Reallocation form to the Variable Products Service Center (VPSC) at one of the addresses listed on the first page of this prospectus or by any method we make available. A previously established Automatic Asset Reallocation will be automatically cancelled if we process a separate request to transfer funds among the Investment Divisions or Fixed Account, or a request to change the allocation of subsequent premium payments, unless you modify your Automatic Asset Reallocation so that it is consistent with your transfer or premium allocation instructions within one Business Day after we receive your request. (See the SAI for more information.)

•	Interest Sweep

You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. You can elect this option at any time as long as the amount in the Fixed Account is $2,500 or more. To set up the Interest Sweep feature, you must send a completed Interest Sweep form to the Variable Products Service Center (VPSC) at one of the addresses listed on the first page of this prospectus or by any method we make available.

Maturity Date

Your policy matures on the policy anniversary on which the insured is age 100. One year before your policy’s maturity date, we will notify you that on your maturity date you may elect to:

(1)	continue the policy with the death benefit guarantee (if the death benefit guarantee is in effect);

(2)	continue the policy without the death benefit guarantee; or

(3)	surrender the policy.

If you do not make an election and the death benefit guarantee is in effect, or if you affirmatively elect to continue the policy with the death benefit guarantee, we will transfer all amounts you have allocated to the Investment Divisions to a Cash Management investment division. The policy’s Face Amount and death benefit guarantee amount will be the greater of the death benefit guarantee amount at maturity or the Cash Value at maturity. For Series 1, we will not assess any further Monthly Deductions but we will continue to deduct Separate Account charges. For Series 2 and 3 we will continue to assess a Mortality and Expense Risk charge on the Cash Value that remains in the Separate Account. The Eligible Portfolios will continue to deduct their own fees and expenses. You will not be permitted to make transfers into any other Investment Division, make additional premium payments into any Investment Division other than the Cash Management investment division, or make partial withdrawals. The federal income tax treatment of a life insurance contract is uncertain after the insured is age 100. (See “Federal Income Tax Considerations—Status of Policy After Insured is Age 100” for more information).

If you do not make an election and the death benefit guarantee is not in effect, or if you affirmatively elect to continue the policy without the death benefit guarantee, your Cash Value will remain invested in the same investment options as before Maturity. You will be paid the Cash Surrender Value upon the death of the insured. We will not assess any further Monthly Deductions, but we will continue to assess a Mortality and Expense Risk charge on the Cash Value that remains in the Separate Account. The Eligible Portfolios will continue to deduct their own fees and expenses.

If you choose to surrender your policy, you must submit a written notification, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Please consult your tax advisor regarding the tax implications of these options.

If your policy is still in effect when the insured dies, we will pay the Policy Proceeds to the beneficiary.

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Tax-Free “Section 1035” Insurance Policy Exchanges

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. However, because we have discontinued sales of this policy, you may not exchange another policy for the one described in this prospectus.

As a general matter, before making an exchange, you should compare both policies carefully. You should also remember that, if you exchange one policy for another, you might have to pay a surrender charge on your old policy. The new policy may also have a new surrender charge period that may be higher (or lower), and benefits that may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts, that the exchange is in your best interest.

In addition, because the final surrender value of your old policy will be determined after the new life insurance policy has been issued, this surrender value will be subject to any increases or decreases in policy values due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. The final surrender value may be determined several Business Days after your exchange request is received. Before any exchange, you should consult your current insurer about how to mitigate market exposure during this period.

24 Month Exchange Privilege

Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either: (1) transfer the entire Cash Value to the Fixed Account of your policy or (2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Policy Date, issue age, and risk classification as your original policy, but will not offer variable investment options such as the Investment Divisions. You may choose for the new policy to have either a Face Amount equal to the Face Amount of this policy on the date of the exchange, or the same Death Benefit. In order to exchange your policy:

•	your policy must be in effect on the date of the exchange;

•	you must repay any unpaid loan (including any accrued loan interest); and

•	you must submit a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus.

We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the Business Day on which we receive the necessary payment for your exchange at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. Requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), on a Business Day, or received on a non-Business Day, will be processed as of the next Business Day. The amount applied to your new policy will be the policy’s Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Values of your variable policy and the new policy, if necessary. When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law.

PREMIUMS

At the time you purchase your policy, you pay an initial single premium and, subject to restrictions, you can pay additional premiums. Contact your Registered Representative or VPSC for the limits applicable to your policy. The currently available methods of payment are: direct payment to NYLIAC and any other method agreed to by us. Acceptance of initial and subsequent premium payments is subject to our suitability standards.

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For Series 1 and 2 policies, you can choose an initial single premium based on 80% or 100% of the Guideline Single Premium (“GSP”). The GSP is shown on your Policy Data Page. For Series 3 policies there is no GSP, and you can pay any amount within our minimum and maximum limits.

An unplanned premium is a payment you make after the initial single premium is made.

•

While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100. If, however, payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The Life Insurance Benefit increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

•	If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

•	The minimum unplanned premium amount we allow is $500.

•	We may limit the number and amount of any unplanned premium payments.

Unless you advise us otherwise, unplanned premiums remitted on a policy with an outstanding loan balance will automatically be applied first as a loan repayment and then as unplanned premiums up to any applicable Guideline Limits (for Series 1 and Series 2).

For Series 1 and Series 2 policies, the death benefit guarantee is provided only if your initial single premium is based on 100% of the GSP. It is not available if your initial single premium is based on 80% of the GSP. You can remit additional premiums up to the maximum limits set by Section 7702 of the Code. Making these additional payments will, however, never result in a death benefit guarantee being applied to your policy if one did not exist at issue.

All Series 3 policies contain a death benefit guarantee at issue.

On policies where the death benefit guarantee is not in effect, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. Your policy can lapse if the Cash Surrender Value is insufficient to cover monthly deduction charges.

Factors that are considered in determining your initial premium payment are the insured’s age at issue, underwriting class, gender, and policy Face Amount.

Unplanned premium payments must be sent to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 330 North Orleans Street, Receipt & Dispatch, 8th Floor, Chicago, IL 60654. Acceptance of initial and subsequent premium payments is subject to our suitability standards.

Additional premium payments will not increase the policy’s Face Amount or the death benefit guarantee amount.

Timing and Valuation

Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time). Any premiums received after that time will be credited to your policy on the next Business Day.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

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Free Look

You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You may cancel increases in the Face Amount of your policy under the same time limits. (See “State Variations” for state-by-state details.) To receive a refund, you must return the policy to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

We will allocate premium payments you make with your application or during the Free Look period to our General Account until the end of the Free Look period. On the Business Day following the Free Look period, we will allocate the net premium plus any accrued interest to the Investment Divisions you have selected.

If you cancel your policy, however, we will pay you only the greater of (a) your policy’s Cash Value calculated as of the Business Day either the VPSC or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

If you cancel an increase in the Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.

Premium Payments

Premium payments must be mailed to one of the addresses listed on the first page of this prospectus. Acceptance of initial and subsequent premium payments is subject to our suitability standards.

All premium payments you make during the Free Look period are applied to our General Account. After the Free Look period, we apply your premium (for Series 1 and 2) or net premium, which is the balance of the premium payment after we deduct state and federal tax charges (for Series 3), along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation form is received by VPSC at one of the addresses listed on the first page of this prospectus. Premium allocation selections received after market close will be effective the next Business Day.

A 9-year surrender charge period will be applied only to the initial single premium. Additional premiums will not have a separate surrender charge period. The initial single premium effective date will start the 9-year surrender charge period. A 10-year deferred sales expense charge will be applied to each premium remitted. Each premium’s effective date will start a separate 10-year deferred sales expense charge period.

Loan repayments are not subject to surrender charges or deferred sales expense charges.

All Series 1 and 2 policies are subject to the Guideline Premium Test (“GPT”) and therefore, we may limit your premium payments under these policies. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See “Life Insurance Benefit” for more information.

Additional premium payments will not increase the policy’s Face Amount or the death benefit guarantee amount.

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Premium Payments Returned for Insufficient Funds

If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of the reversed investment options, we will deduct the amount of the loss from your policy’s Cash Value.

POLICY PAYMENT INFORMATION

When Life Insurance Coverage Begins

If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the initial premium payment that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.

The monthly deduction of charges will be taken from the initial premium payment effective with the first Monthly Deduction Day.

Policy Proceeds

We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured died. These proceeds will equal:

1) the Life Insurance Benefit, calculated based on the policy’s Life Insurance Benefit option valued as of the date of death;

less 2) any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

less 3) any past due monthly deductions.

We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See “Policy Payment Information—Life Insurance Benefit” for more information.

Payees

The beneficiary is the person(s) or entity/ies you have specified on our records to receive the Policy Proceeds. You have certain options regarding the policy’s beneficiary:

•	You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the Insured dies.

•	You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

•

To change a revocable beneficiary while the Insured is living you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

•	If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you (the Policyowner) or, if you are deceased, to your estate.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The

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present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

How Policy Proceeds Will Be Paid

While the Insured is living, you may designate how the Policy Proceeds will be paid to the beneficiary. Policy Proceeds can be paid in a lump sum or over time through the various payment options described below.

If you do not specify how Policy Proceeds will be paid, they will be paid in a lump sum. If you elect to have Policy Proceeds paid through one of the payment options described below, the beneficiary will not be able to receive a lump sum.

Any Policy Proceeds paid in one sum will include interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

Lump Sum

If you specified that the Policy Proceeds be paid in a lump sum, after the death of the insured, the beneficiary can choose among the following methods of payment:

•	We will issue a single check for the amount of the Policy Proceeds; or

•	Policy Proceeds will be paid over time through one of the various payment options described below.

After we are notified of the death of the Insured, the beneficiary will receive a claim form. If no choice is made, we will issue a single check for the amount of the Policy Proceeds.

Payment Options

If you designated that the Policy Proceeds be paid to the beneficiary over time, or if the beneficiary chooses (or elects a payee) to be paid over time, Policy Proceeds will be paid according to one of the following payment options: an Interest Accumulation Option, an Interest Payment Option, or a Life Income Option. (Those receiving payments under these options—whether they are designated by you or the beneficiary—will be referred to as “payees” below.) Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at anytime. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with us after the withdrawal would be less than $100, we may pay the entire remaining balance in one sum to the payee.

•	Interest Accumulation Option (Option 1 A)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Each year, the balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%. We will pay interest on the sum withdrawn up to the date of the withdrawal.

•	Interest Payment Option (Option 1 B)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. The balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%. We will pay interest monthly, quarterly, semi-annually or annually, as directed, on amounts remaining on deposit with us.

•	Life Income Option (Option 2) (Not available in Massachusetts and Montana)

Under this option, the Policy Proceeds are applied to the purchase of a single premium life annuity policy that will make equal monthly payments during the lifetime of the payee. The annuity policy is issued when the first premium payment is due. Payments under the annuity will remain level and are guaranteed for a period that you (or the beneficiary, if applicable) specify—5, 10, 15 or 20 years—even if the specified payee dies sooner.

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Payments are based on an adjusted annuity premium rate in effect at the time of issue, but will never be less than the corresponding minimum amount shown in the “Option 2” of your policy. Upon request, we will send you (or the beneficiary, if applicable) a statement of the minimum amount of each monthly payment—based on the gender and adjusted age of the payee(s)—before this option is elected.

If the first annuity payment was due in 2016 or after, we will decrease the payee’s actual age to arrive at the payee’s adjusted age. Such decreases will result in lower monthly annuity payments to the payee. Adjustments to the payee’s age will be made as follows:

Series 1—3

2006-2015	2016-2025	2026-2035	2036 and later
0	-1	-2	-3

A decrease in the payee’s age results in lower payments than if no decrease was made.

Electing or Changing a Payment Option

While the Primary Insured is living, you can elect or change your payment option. To change your payment option, you must send a written request to VPSC in a form acceptable to us at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information—Payees” for more information)

After the Primary Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option at VPSC or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

When We Pay Policy Proceeds

If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds within seven days after we receive all of the necessary requirements at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Under the following situations, payment of proceeds may be delayed:

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We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

(1)	we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission (“SEC”) or the SEC declares that an emergency exists; or

(2)	the SEC, by order, permits us to delay payment in order to protect our policyowners.

•	We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to six months from the date we receive your request.

•

We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

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Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals,

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surrenders, loans, or Death Benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

•

If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loan, Death Benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We add interest at an annual rate of 3% (or at a higher rate if required by state law) if we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more. We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by state law).

Life Insurance Benefit

The Life Insurance Benefit is equal to the policy’s Face Amount in force on the Insured’s date of death. Your Life Insurance Benefit may be greater if the policy’s Cash Value multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the Face Amount in force on the date of death. You can find this percentage on the Policy Data Page.

Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets the Guideline Premium Test (“GPT”) or the Cash Value Accumulation Test (“CVAT”). Series 1 and 2 policies use the GPT. Series 3 policies use the CVAT. The Life Insurance Benefit will vary depending on which test is used.

The Guideline Premium Test—Series 1 and 2 Policies

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value.

The Cash Value Accumulation Test—Series 3 Polices

The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

Death Benefit Guarantee

For Series 1 and 2 policies, a death benefit guarantee is included in the policy at issue only if you pay an initial single premium based on 100% of the GSP for the policy. It is not available to Policyowners who pay an initial single premium based on 80% of the GSP. For Series 3 policies, a death benefit guarantee is automatically included in the policy at issue and equals the Face Amount. The death benefit guarantee prevents the policy from lapsing even if the policy’s Cash Surrender Value is insufficient to cover the Monthly Deductions. Loans and partial withdrawals can reduce or eliminate the death benefit guarantee. If the Insured dies after the death benefit guarantee has been invoked, the Policy Proceeds will equal the amount of the death benefit guarantee. Additional premium payments will not increase the policy’s Face Amount or the death benefit guarantee amount.

Below is an example of the new death benefit guarantee after a partial withdrawal assuming the following:

•	The owner of a Policy with a $58,068 Face Amount takes a partial withdrawal of $1,000 in the 2nd year.

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•	Issue Age of 35

•	Initial Single Premium at Issue = $10,000

•	Death benefit guarantee at Issue = $58,068 Face Amount

•	Cash Value before withdrawal = $11,020

•	Cash Value after withdrawal = $10,000 ($11,020 (Cash Value before the partial withdrawal) 1,000 (partial withdrawal amount) $20 (partial withdrawal fee)

For Series 1 and 2 policies, the new death benefit guarantee is the lowest of the following 3 calculations:

1.	The attained age Face Amount:

$10,000/0.1797 = $55,648 (Where “0.1797” is the approximate GSP per dollar at age 36)

2.	The policy’s reduced Face Amount:

The Face Amount at issue minus the $1,000 withdrawal. Reduced Face Amount is $58,068 — $1,000 = $57,068

3.	The death benefit guarantee in effect before the partial withdrawal:

$58,068

The death benefit guarantee amount is now reduced to $55,648 (the lowest of the three calculations above).

For Series 3 policies, the new death benefit guarantee equals the policy’s reduced Face Amount:

The Face Amount at issue minus the $1,000 withdrawal. Reduced Face Amount is $58,068 — $1,000 = $57,068

The death benefit guarantee amount is now reduced to $57,068.

Any time the amount of the death benefit guarantee is reduced, that amount becomes the new death benefit guarantee amount. The amount of the death benefit guarantee will never increase.

For Series 1 (except in N.J.):

If, at any time, the loan principal including capitalized interest exceeds 50% of the Cash Surrender Value, the death benefit guarantee will terminate.

For Series 1 policies issued in N.J. and all Series 2 and Series 3 policies:

On a Monthly Deduction Day, if the Cash Surrender Value of the policy is insufficient to cover the monthly deductions, the death benefit guarantee will not apply if the total premiums paid less any current loan balance, including accrued interest and any accumulated gross partial withdrawals, is less than the initial single premium. This means the death benefit guarantee does not apply unless (a) you paid additional premium after the initial single premium, and (b) the amount of the loan, including accrued interest, is no more than the amount of the additional premium(s). Premiums and/or loan repayments will be accepted during the 62-day grace period to ensure that the initial single premium test is satisfied so that the death benefit guarantee can be invoked.

Additional Policy Provisions

Limits on Our Rights to Challenge Your Policy

Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date.

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Suicide

If the death of the Insured is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the Beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn.

Misstatement of Age or Gender

If the policy application misstates either or both the insured(s)’ age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

Assignment

While the Insured is living, you can assign this policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.)

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PARTIAL WITHDRAWALS AND SURRENDERS

Partial Withdrawals

You can request a partial withdrawal from your policy if the Insured is living, the partial withdrawal being requested is at least $500, and the withdrawal will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

Amount Available to Withdraw

You can withdraw an amount up to the Cash Surrender Value of your policy. We process a partial withdrawal at the price next determined after we receive your request. We will not allow a partial withdrawal if it would reduce the Cash Surrender Value below the minimum initial single premium required by issue age ($5,000 for issue ages 17 and below; $10,000 for issue ages 18 and above). See “The Effect of a Partial Withdrawal” for more information on how a partial withdrawal can reduce your Cash Value, thereby reducing your Cash Surrender Value.

Requesting a Partial Withdrawal

You can request a partial withdrawal from your policy by sending a written request to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests. Please note that partial withdrawal request for amounts greater than $50,000 or partial withdrawal requests made from policies that are less than 90 days old or that effected an address or ownership change within 30 days of such partial withdrawal must be made in writing and sent to VPSC at one of the addresses listed on the first page of this prospectus.

We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. We may, however, delay payment under certain circumstances. (See “Policy Proceeds” for more information.)

Your requested partial withdrawal will be effective on the date we receive your written request. However, if we receive your request after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), on a Business Day, or receive it on a non-Business Day, then the requested partial withdrawal will be effective on the next Business Day.

When you make a partial withdrawal, we deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn.

You can specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account. If you do not specify this, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions and/or the Fixed Account in proportion to the amounts you have in each of these investment options. If you request a partial withdrawal that is greater than the amount in the Investment Divisions and/or in the Fixed Account you have chosen, we will reduce the amount of the partial withdrawal to the amount available and pay you that amount less any applicable withdrawal fee and surrender charge.

A partial withdrawal may result in taxable income to you and a 10% penalty tax may apply. (See “Federal Income Tax Considerations” for more information.)

The Effect of a Partial Withdrawal

If you make a partial withdrawal and your policy’s Life Insurance Benefit equals the Face Amount, we will reduce the Face Amount by the amount of your partial withdrawal. If your policy’s Life Insurance Benefit exceeds the Face Amount, then:

•

if, after the withdrawal, your policy’s Life Insurance Benefit would continue to exceed the Face Amount, we will reduce your Life Insurance benefit by the amount of the Cash Value you withdrew plus any applicable fees and charges, multiplied by an applicable percentage that you will find in your Policy in

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the table captioned “Table Of Percentages For Life Insurance Benefit For Compliance With IRC Section 7702”, and we will reduce the Cash Value on a dollar-for-dollar basis by the amount of your partial withdrawal plus any fees and charges; or

•

if, after the withdrawal, your policy’s Life Insurance Benefit would not continue to exceed the Face Amount, we will first determine how much of your withdrawal is attributable to a reduction of the Life Insurance Benefit to the Face Amount. We then reduce your policy’s Face Amount by an amount equal to the remainder of the withdrawal. We will reduce the Cash Value on a dollar-for dollar basis by the amount of your partial withdrawal plus any applicable fees and charges.

For the first nine Policy Years, partial withdrawals in excess of the greater of 10% of premiums paid or 100% of the gain in the Policy will be subject to a surrender charge. Amount, we will reduce your Life Insurance Benefit by the amount of the Cash Value you withdrew

SURRENDERS

Cash Surrender Value

The Cash Surrender Value of your policy is the amount we will pay you if you surrender your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charge that may apply and any outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account, and because a surrender charge may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured is living. (See “Table of Fees and Expenses” and “Transaction Charges” for more information.)

Requesting a Surrender

To surrender the policy, you must send a written notification in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

When the Surrender is Effective

Your surrender will be effective as of the end of the Business Day VPSC receives your written request. If, however, we receive your request after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), on a Business Day, or receive it on a non-Business Day, the requested surrender will be effective on the next Business Day. Generally, we will mail the surrender proceeds within seven days after the effective date. Subject to the limits explained in “Policy Payment Information—When We Pay Policy Proceeds” section.

Surrender Charges

If you surrender your policy during the first nine Policy Years, a surrender charge will apply. We will deduct any applicable surrender charge before we pay you the surrender proceeds. (See “Table of Fees and Expenses” and “Charges Associated with the Policy—Transaction Charges” for more information.) Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time. A surrender may result in taxable income and a penalty tax to you. (See “Federal Income Tax Considerations” for more information.)

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LOANS

You can borrow any amount up to the loan value of the policy that equals 90% of your policy’s Cash Surrender Value. Since, under most circumstances, the Policy is deemed a modified endowment contract under the IRC, there may be adverse tax consequences if you take a loan.

Your Policy as Collateral for a Loan

When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account. For Series 1 and 2 policies, we will transfer an amount so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. For Series 3 policies, we will transfer an amount so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest. For all policies, we will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the Cash Value of the Fixed Account to fall below 106% (or a different percentage based on the loan interest rate) for Series 1 and 2 polices, or 100% for Series 3 polices, of all outstanding loans. If, in addition, the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.

Loan Interest

We currently charge an effective annual loan interest rate of 6%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

Interest on the Cash Value held as Collateral

When you take a loan against your policy, the loaned amount we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account. The rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first ten Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.5% less than the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

When Loan Interest is Due

The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

•	the policy anniversary;

•	the date you increase or repay a loan;

•	the date you surrender the policy;

•	the date the policy lapses; or

•	the date on which the insured dies.

We will charge any unpaid loan interest due on a policy anniversary against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Surrender Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and

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expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged as an additional loan would cause the amount borrowed to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro-rata basis across all Investment Divisions.

Loan Repayment

You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a loan repayment unless you tell us in writing that it is an additional premium payment. When we receive a loan repayment, we will first use that money to repay any portion of the outstanding loan that was originally taken from the Fixed Account. We will allocate any remaining portion of the loan repayment to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. Loan repayments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus.

Excess Loan Condition

If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, the policy will end. This could result in a taxable gain to you. If the policy is in the late period, the policy will not end earlier than the end of the late period (See “Late Period” below for details).

The Effect of a Policy Loan

A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

Unpaid loan interest generally will be treated as a new loan under the IRC. A loan may result in taxable income and penalty taxes to you. In addition, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See “Federal Income Tax Considerations” for more information.)

TERMINATION AND REINSTATEMENT

Late Period

If your policy’s Cash Surrender Value on any Monthly Deduction Day is less than the monthly deductions due from the Cash Surrender Value for the next policy month and the death benefit guarantee is not in effect, your policy will enter a late period for 62 days. During this period, you have the opportunity to pay any premium needed to cover overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, the policy will end without any benefits.

If your policy’s Cash Surrender Value on any Monthly Deduction Day is less than the monthly deductions due from Cash Surrender Value for the next policy month, and the death benefit guarantee is in effect, then the death benefit guarantee can be invoked as described in (a) or (b) below:

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(a) If there is no outstanding loan, the policy will continue for a late period of 62 days after the Monthly Deduction Day on which the Cash Surrender Value is insufficient to cover the monthly deduction charges. To inform you of this situation, we will mail a notice to you, at your last known address, at least 31 days before the end of the late period requesting payment of the additional premium amount necessary to keep the policy in force. If you do not send us this additional premium amount, postmarked by the end of the late period, the death benefit guarantee will be invoked on the Monthly Deduction Day following the expiration of the 62-day late period. We will send a notification to your last known address indicating that the death benefit guarantee has been invoked and the amount of the death benefit guarantee that applies.

(b) If there is an outstanding loan, you will be given the opportunity to repay the loan. The policy will continue for a late period of 62 days after the Monthly Deduction Day on which the Cash Surrender Value is insufficient to cover the monthly deduction charges. To inform you of this situation, we will mail a notice to you, at your last known address, at least 31 days before the end of the late period requesting payment of the additional premium amount, including the loan amount and any interest due, necessary to keep the policy in force. If you do not send us the required payment, postmarked by the end of the late period, the death benefit guarantee will be invoked on the Monthly Deduction Day following the expiration of the 62-day late period. We will send a notification to your last known address indicating that the death benefit guarantee has been invoked and the amount of the death benefit guarantee that applies. If not repaid, the amount of any outstanding loan and loan interest will be deducted from the death benefit guarantee amount that applies.

Once the death benefit guarantee is invoked, no further charges will be deducted, and no surrender, partial withdrawals, loans, or changes of premium allocation election will be permitted. The death benefit guarantee amount will be paid when we receive proof that the Insured has died.

If the Insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid loan, loan interest, and unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies.

Reinstatement Option

If your policy has ended, or if it has not ended but the death benefit guarantee has been invoked, you can request that we reinstate your policy if all of these conditions are met:

•

you send a written request for reinstatement in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus, within five years after your policy is ended or the death benefit guarantee has been invoked;

•	the insured is alive; and

•	you have not surrendered your policy.

Before we reinstate your policy, we must also receive the following:

(1)	payment equal to an amount sufficient to keep the policy in effect for at least three months (for Series 3, this amount is multiplied by a factor to account for state and federal tax charges); and

(2)	satisfactory evidence of insurability if your reinstatement request is more than 90 days after the end of the late period.

We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. on any Business Day, or any non-Business Day, will be credited on the next Business Day.

The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve of the request for reinstatement. The approval for reinstatement is contingent upon our receipt from you of any additional premiums due, which is an amount that is sufficient to keep the policy in force for at least

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3 months. We will allocate your payments to the Investment Divisions and/or the Fixed Account according to your instructions at the time you make such payment.

The Cash Value of the reinstated policy will be the Cash Value at the time the policy ended or when the death benefit guarantee was invoked, less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan from this Cash Value or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.

During a late period, transfers may be made; however, no new loans or partial withdrawals can be taken.

A death benefit guarantee will apply to a reinstated policy only if one existed before the policy ended. Any coverage put into effect as a result of the death benefit guarantee being invoked is terminated upon reinstatement of the policy.

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DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies were sold by registered representatives of NYLIFE Securities, Inc. (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 5.5% per year. (This figure is a percentage of a planned single premium of $10,000 and assumes a discount rate of 6%. Additional assumptions for the SPVUL product are: Female Issue Age 60, issued preferred, with an initial face amount of $21,092.) Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 3% of first year premiums and additional compensation based on a percentage of a policy’s Separate Account Value, less any policy loans, beginning in Policy Year 4.

The total commissions paid during the fiscal year ended December 31, 2012 was $1,408. No commissions were paid during the fiscal years ended December 31, 2011 and 2010. NYLIFE Distributors did not retain any of these commissions.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.

Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The SAI is also posted on our corporate website, which is referenced above.

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FEDERAL INCOME TAX CONSIDERATIONS

Our Intent

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

Tax Status of NYLIAC and the Separate Account

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to extent those items are applied to increase tax deductible reserves associated with the policies.

Charges for Taxes

We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present, we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

Diversification Standards and Control Issues

In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend

50

for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

Life Insurance Status of Policy

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies,” will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies,” we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner’s gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. The exclusion from gross income will not apply, however, if you are not the Primary Insured and you have an insurable interest in the life of the Primary Insured either because the Primary Insured is your director, officer, or employee, or because the Primary Insured has a financial interest in a business of yours. (Life insurance benefits under a “modified endowment contract” as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.) (See “Modified Endowment Contract Status.”)

IRC Section 101(j)—Impact on Employer-Owned Policies

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, the IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder

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provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1)	the insured was an individual who was an employee within 12 months of his death;

(2)	the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $115,000 (for 2013), directors and anyone else in the top 35 percent of employees based on compensation;

(3)	the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or

(4)	the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyholders that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming this provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

Modified Endowment Contract Status

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below. In most cases, an SPVUL policy will be a modified endowment contract when it is issued.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. Because an SPVUL policy is purchased with a single premium, it will generally be a modified endowment contract at all times. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

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Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven policy years, or which is attributable to the crediting of interest with respect to such premiums.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a modified endowment contract (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 591/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

Status of the Policy after the Younger Insured is Age 100

The policy provides that unless the Life Extension Rider is in effect, your policy matures on the policy anniversary on which the insured is age 100. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans. The IRS has not issued final guidance on the status of a life insurance policy after the insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 100.

Policy Surrenders and Partial Withdrawals

Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

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If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal. In addition, any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

3.8 Percent Medicare Tax on Certain Investment Income

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations. However, these regulations have not been finalized. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

Policy Loans and Interest Deductions

We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Corporate Owners

Ownership of a policy by a corporation may affect the policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the Death Benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy

54

(as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

Exchanges or Assignments of Policies

If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

Reasonableness Requirement for Charges

Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

Living Benefits Rider (Also Known as Accelerated Benefits Rider)

A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the Primary Insured and you have an insurable interest in the life of the Primary Insured either because the Primary Insured is your director, officer, or employee, or because the Primary Insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may enact.

Other Tax Issues

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary. In addition, unless legislation providing for different rules is enacted, (1) the Federal estate tax will not apply for estates of decedents dying in 2010, (2) the generation-skipping transfer tax will not apply to transfers made in 2010 and (3) Federal estate and generation-skipping transfer taxes will be reinstated in 2011, using the tax rates (up to 55%) and exemption amounts ($1,000,000) that were applicable in 2001. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.

Withholding

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

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Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning in 2014.

LEGAL PROCEEDINGS

NYLIAC is a defendant in law suits arising from its agency sales force, insurance (including variable contracts registered under federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. This statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements. (Please refer to the section on “How To Reach Us for Policy Services.”) In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2012 and 2011, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2012 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2012, and the statements of operations, and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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Appendix A

Series 3 Illustrations

The following illustrations demonstrate how your SPVUL Series 3 policy works. The current and guaranteed values are based on the age, sex, underwriting class, initial Life Insurance Benefit, and premium as follows:

The illustrations are for a policy issued to a female with preferred underwriting class, issue age 60, with an initial single premium of $10,000, and an initial Face Amount of $21,092 for Series 3. It assumes that 100% of the net single premium is allocated to the Separate Account for Series 3.

The illustrations show how the Life Insurance Benefit, Cash Value, and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or, 10%. The hypothetical illustration information will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

The Life Insurance Benefit, Cash Value, and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the Cash Value among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made.

Table 1 reflects all charges under the policy, and assumes that the cost of Insurance charges are based on our current cost of insurance rates and reflects the deduction of all current charges from the Cash Value. For Series 3, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.50% (on a current basis) of the Cash Value allocated to the Separate Account.

Table 2 reflects all charges under the policy, assumes that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates, and reflects the deduction of all guaranteed maximum charges from the Cash Value. For Series 3, Table 2 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.80% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.

These tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.90% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses for each Investment Division. Please refer to the fee table in this prospectus for details of the underlying Fund fees.

Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 10% would correspond to illustrated net investment returns of: –0.90%, 5.05%, and 9.01%.

The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish upon request a comparable illustration using the age, sex, and underwriting class of the insured for any initial Life Insurance Benefit and premium requested. We will furnish an illustration assuming current Policy charges and current cost of insurance rates and maximum charges and rates.

SERIES 3

TABLE 1

SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

FEMALE ISSUE AGE: 60, PREFERRED

PLANNED SINGLE PREMIUM: $10,000

INITIAL FACE AMOUNT: $21,092

ASSUMING CURRENT CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Returns			End of Year Cash Values(1) Assuming Hypothetical Returns			End of Year Cash Surrender Values(1)Assuming Hypothetical Gross Annual Investment Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	21,092	21,701	22,519	9,389	9,955	10,330	8,760	9,283	9,630
2	21,092	21,711	23,379	9,105	10,241	11,028	8,538	9,594	10,328
3	21,092	21,700	24,247	8,820	10,534	11,771	8,312	9,914	11,121
4	21,092	21,667	25,124	8,534	10,833	12,562	8,082	10,243	11,962
5	21,092	21,721	26,135	8,246	11,139	13,403	7,884	10,639	12,903
6	21,092	21,645	27,027	7,957	11,453	14,300	7,679	11,053	13,900
7	21,092	21,661	28,066	7,663	11,772	15,253	7,463	11,472	14,953
8	21,092	21,660	29,122	7,366	12,100	16,269	7,239	11,900	16,069
9	21,092	21,761	30,362	7,063	12,435	17,350	7,003	12,335	17,250
10	21,092	21,720	31,446	6,752	12,777	18,498	6,752	12,777	18,498
15	21,092	22,304	38,855	5,099	14,869	25,903	5,099	14,869	25,903
20	21,092	23,241	48,782	2,770	17,216	36,135	2,770	17,216	36,135
25	21,092	24,387	61,744	—	19,827	50,198	—	19,827	50,198
30	21,092	26,263	80,297	—	22,641	69,221	—	22,641	69,221
35	21,092	28,135	104,107	—	25,812	95,511	—	25,812	95,511
40	21,092	30,567	137,680	—	29,967	134,980	—	29,967	134,980

(1)	Assumes no policy loan or partial withdrawal has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

SERIES 3

TABLE 2

SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

FEMALE ISSUE AGE: 60, PREFERRED

PLANNED SINGLE PREMIUM: $10,000

INITIAL FACE AMOUNT: $21,092

ASSUMING GUARANTEED CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Returns			End of Year Cash Values(1) Assuming Hypothetical Returns			End of Year Cash Surrender Values(1)Assuming Hypothetical Gross Annual Investment Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	21,092	21,501	22,312	9,301	9,863	10,235	8,679	9,198	9,542
2	21,092	21,312	22,950	8,928	10,053	10,825	8,373	9,419	10,138
3	21,092	21,096	23,579	8,552	10,241	11,446	8,061	9,640	10,796
4	21,092	21,092	24,193	8,169	10,425	12,096	7,739	9,859	11,496
5	21,092	21,092	24,914	7,778	10,603	12,776	7,439	10,123	12,276
6	21,092	21,092	25,494	7,376	10,775	13,489	7,121	10,384	13,089
7	21,092	21,092	26,189	6,960	10,940	14,233	6,782	10,642	13,933
8	21,092	21,092	26,874	6,530	11,097	15,013	6,420	10,897	14,813
9	21,092	21,092	27,701	6,084	11,248	15,829	6,033	11,148	15,729
10	21,092	21,092	28,367	5,620	11,389	16,686	5,620	11,389	16,686
15	21,092	21,092	33,147	2,865	12,192	22,098	2,865	12,192	22,098
20	21,092	21,092	38,765	—	12,212	28,715	—	12,212	28,715
25	21,092	21,092	45,120	—	10,145	36,683	—	10,145	36,683
30	21,092	21,092	53,338	—	382	45,981	—	382	45,981
35	21,092	21,092	62,687	—	—	57,511	—	—	57,511
40	21,092	21,092	74,594	—	—	73,132	—	—	73,132

(1)	Assumes no policy loan or partial withdrawal has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

Appendix B—STATE VARIATIONS

The following lists by jurisdiction any variations to the statements made in this prospectus.

VARIATIONS BY JURISDICTION (SERIES 1)

California

•

Free Look–If you cancel your policy, we will pay you your policy’s Cash Value on the date you return the policy, plus the charges that were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

Colorado

•	The Suicide Exclusion period is one year from the Issue Date.

•

Transfers Among Investment Divisions and the Fixed Account–If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that apply.

Connecticut

•	Loan Interest–Due to state regulation, the loan interest rate is fixed at 6% and may not be changed.

•

24 Month Exchange Privilege–The new policy will be on a permanent fixed benefit plan of life insurance offered by us on the date of issue of this policy and premium rates in effect on that date for the same class of insurance. The new policy will have a Face Amount equal to the initial Face Amount of this policy. The new policy will be based on the same issue age, sex, and class of risk as this policy. All riders attached to this policy will be included in the new policy only if those riders would have been offered with the new policy on its date of issue.

District of Columbia

•

Free Look–You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

Florida

•

Termination and Reinstatement–The late period is the 31 days following the Monthly Deduction Day on which the Cash Surrender Value is zero, or less than zero. We will mail a notice to the policyholder (and any known assignee) at least 30 days before the end of the late period.

Illinois

•	Free Look–No loans or withdrawals are permitted during this period.

Indiana

•

Premium Payments–Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

•	Free Look–You can return the policy to any of our registered representatives.

•	When We Pay Policy Proceeds–Any claim for the life insurance proceeds under this policy will be settled within two months of receipt of due proof of the death of the Insured.

Kansas

•	Premium Payments–Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

Massachusetts

•	Title–The policy title is “Flexible Premium Variable Universal Life Insurance Policy”.

•

Transfers Between Investment Divisions and/or the Fixed Account–If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that apply.

Louisiana

•	Late Period–To inform you of this event, we will mail a notice to you at your last known address at least 62 days before the end of the late period.

Michigan

•	Living Benefits Rider–The benefit can be exercised if the Insured has a life expectancy of six months or less.

Minnesota

•

Free Look–You may cancel this policy by delivering or mailing a written notice, or sending a telegram, to New York Life Insurance and Annuity Corporation’s Home Office, 51 Madison Avenue, New York, NY 10010, and by returning the policy before midnight of the twentieth day after the date you receive the policy. Notice and return of the policy by mail are effective on being postmarked, properly addressed, and postage prepaid. We will return all payments made for this policy within 10 days after we receive notice of cancellation and the returned policy.

•	When We Pay Policy Proceeds–Any claim for the life insurance proceeds under this policy will be settled within two months of receipt of due proof of the death of the Insured.

Nebraska

•

Late Period–This policy will end, and there will be no more benefits under the policy, 61 days after we send notice that the Cash Surrender Value is insufficient to cover the Monthly Deduction Charges.

New Hampshire

•

Premium Payments–Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

New Jersey

•

Termination and Reinstatement–If your Policy has a death benefit guarantee, the guarantee will not apply if the total premiums paid less any current loan balance are less than the initial single premium. Premium and/or loan repayments will be accepted during the grace period to allow the death benefit guarantee to be invoked.

New York

•

Free Look–You have 10 days from the date you receive your policy to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during this period to our General Account. After the free look period, we will allocate your net premiums according to your instructions.

•

Change in Objective of an Investment Division–If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex, and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

•

Special Provision Regarding Extended Term Insurance–On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

•	Spouse’s Paid-Up Insurance Purchase Option Rider is called Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO) in New York.

North Carolina

•

Free Look–You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

North Dakota

•	When Life Insurance Coverage Begins–Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

•

Death Claims–If payment of Policy Proceeds is placed under one or more of the options described in this section, it will bear interest compounded each year from the Insured’s death to the date the proceed payments begin.

•	The Suicide Exclusion period is one year from the Issue Date.

Oklahoma

•	Free Look–If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the State of Oklahoma.

•

Premium Payments–Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

Oregon

•	Title–The policy title is “Modified Premium Variable Universal Life Insurance Policy.” Also, it is considered “Variable Life Insurance Benefit—Single Premium Payments.”

•	Variable Benefits–The amount of variable benefits will not be adversely affected by expense or mortality results.

•	The state premium tax is referred to as a “Tax Charge Back.” The rate may not be changed for the life of the policy.

South Carolina

•	Title–The policy title is “Variable Universal Life Insurance Policy.”

Vermont

•

Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask your registered representative how this law may impact your policy and the benefits available under it.

VARIATIONS BY JURISDICTION (SERIES 2)

California

•

Free Look–If you cancel your policy, we will pay you your policy’s Cash Value on the date you return the policy, plus the charges that were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

Colorado

•	The Suicide Exclusion period is one year from the Issue Date.

•

Transfers Among Investment Divisions and the Fixed Account–If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that apply.

Connecticut

•

24 Month Exchange Privilege–The new policy will be on a permanent fixed benefit plan of life insurance offered by us on the date of issue of this policy and premium rates in effect on that date for the same class of insurance. The new policy will have a Face Amount equal to the initial Face Amount of this policy. The new policy will be based on the same issue age, sex, and class of risk as this policy. All riders attached to this policy will be included in the new policy only if those riders would have been offered with new policy on its date of issue.

District of Columbia

•

Free Look–You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions

Florida

•

Termination and Reinstatement–The late period is the 31 days following the Monthly Deduction Day on which the Cash Surrender Value is zero, or less than zero. We will mail a notice to the policyholder (and any known assignee) at least 30 days before the end of the late period.

Illinois

•	Free Look–No loans or withdrawals are permitted during this period.

Indiana

•

Premium Payments–Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

•	Free Look–You can return the policy to any of our registered representatives.

•	When We Pay Policy Proceeds–Any claim for the life insurance proceeds under this policy will be ettled within two months of receipt of due proof of the death of the Insured.

Kansas

•	Premium Payments–Premiums may also be paid to any of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

Louisiana

•	Late Period–To inform you of this event, we will mail a notice to you at your last known address at least 62 days before the end of the late period.

Massachusetts

•

Death Benefit Guarantee (in Massachusetts the Death Benefit Guarantee may be considered a no lapse guarantee feature)–For the lifetime of the policy, we guarantee the Life Insurance Benefit under the policy in an amount equal to the initial Face Amount. This means, if the Death Benefit Guarantee is in effect, this policy will not lapse if your Cash Surrender Value is insufficient to cover the monthly deductions. If you have an outstanding loan, you may be required to make an additional premium payment during the 62-day grace period to maintain the Death Benefit Guarantee. However, if you allow the Death Benefit Guarantee to be invoked and continue your policy, you will be foregoing the advantage of building Cash Value.

•

Transfers Between Investment Divisions and/or the Fixed Account–If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that apply.

•	Living Benefits Rider–This rider is not available.

Michigan

•	Living Benefits Rider–The benefit can be exercised if the Insured has a life expectancy of six months or less.

Minnesota

•

Free Look–You may cancel this policy by delivering or mailing a written notice, or sending a telegram, to New York Life Insurance and Annuity Corporation’s Home Office, 51 Madison Avenue, New York, NY 10010, and by returning the policy before midnight of the twentieth day after the date you receive the policy. Notice and return of the policy by mail are effective on being postmarked, properly addressed, and postage prepaid. We will return all payments made for this policy within 10 days after we receive notice of cancellation and the returned policy.

•	When We Pay Policy Proceeds–Any claim for the life insurance proceeds under this policy will be settled within two months of receipt of due proof of the death of the insured.

Nebraska

•

Late Period–This policy will end, and there will be no more benefits under the policy, 61 days after we send notice that the Cash Surrender Value is insufficient to cover the Monthly Deduction Charges.

New Hampshire

•

Premium Payments–Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

North Carolina

•

Free Look–You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

North Dakota

•	When Life Insurance Coverage Begins–Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

•

Death Claims–If payment of the Policy Proceeds is placed under one or more of the options described in this section, it will bear interest compounded each year from the Insured’s death to the date the proceed payments begin.

•	The Suicide Exclusion period is one year from the Issue Date.

Ohio

•	Any life insurance proceeds paid in one sum will be paid within two months after we receive due proof of the Insured’s death.

Oklahoma

•	Free Look–If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the State of Oklahoma.

•

Premium Payments–Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

Oregon

•	Title–The policy title is “Modified Premium Variable Universal Life Insurance Policy”. Also, it is considered “Variable Life Insurance Benefit–Single Premium Payments”.

•	Variable Benefits–The amount of variable benefits will not be adversely affected by expense or mortality results.

•	The state premium tax is referred to as a “Tax Charge Back”. The rate may not be changed for the life of the policy.

South Carolina

•	Title–The policy title is “Variable Universal Life Insurance Policy.”

Vermont

•

Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask your registered representative how this law may impact your policy and the benefits available under it.

VARIATIONS BY JURISDICTION (SERIES 3)

California

•

Free Look–If you cancel your policy, we will pay you your policy’s Cash Value on the date you return the policy, plus the charges that were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

Colorado

•	The Suicide Exclusion period is one year from the Issue Date.

•

Transfers Among Investment Divisions and the Fixed Account–If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that apply.

Connecticut

•	Loan Interest–Due to state regulation, the loan interest rate is fixed at 6% and may not be changed.

•

24 Month Exchange Privilege–The new policy will be on a permanent fixed benefit plan of life insurance offered by us on the date of issue of this policy and premium rates in effect on that date for the same class of insurance. The new policy will have a Face Amount equal to the initial Face Amount of this policy. The new policy will be based on the same issue age, sex, and class of risk as this policy. All riders attached to this policy will be included in the new policy only if those riders would have been offered with new policy on its date of issue.

District of Columbia

•

Free Look–You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions

Florida

•

Termination and Reinstatement–The late period is the 31 days following the Monthly Deduction Day on which the Cash Surrender Value is zero, or less than zero. We will mail a notice to the policyholder (and any known assignee) at least 30 days before the end of the late period.

Illinois

•	Free Look–No loans or withdrawals are permitted during this period.

Indiana

•

Premium Payments–Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

•	Free Look–You can return the policy to any of our registered representatives.

•	When We Pay Policy Proceeds–Any claim for the life insurance proceeds under this policy will be ettled within two months of receipt of due proof of the death of the Insured.

Kansas

•	Premium Payments–Premiums may also be paid to any of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

Louisiana

•	Late Period–To inform you of this event, we will mail a notice to you at your last known address at least 62 days before the end of the late period.

Maryland

•

Free Look–You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

•	In the policy provisions, the Death Benefit Guarantee is referred to as the Death Benefit Amount that is guaranteed to be paid.

•	On the policy anniversary when the Insured is age 100, the cash value will be moved into the Fixed Account and no further Mortality and Expense Risk Charge deductions will be made.

Massachusetts

•

Death Benefit Guarantee (in Massachusetts the Death Benefit Guarantee may be considered a no lapse guarantee feature)–For the lifetime of the policy, we guarantee the Life Insurance Benefit under the policy in an amount equal to the initial Face Amount. This means, if the Death Benefit Guarantee is in effect, this policy will not lapse if your Cash Surrender Value is insufficient to cover the monthly deductions. If you have an outstanding loan, you may be required to make an additional premium payment during the 62-day grace period to maintain the Death Benefit Guarantee. However, if you allow the Death Benefit Guarantee to be invoked and continue your policy, you will be foregoing the advantage of building Cash Value.

Michigan

•	Living Benefits Rider–The benefit can be exercised if the Insured has a life expectancy of six months or less.

Minnesota

•

Free Look–You may cancel this policy by delivering or mailing a written notice, or sending a telegram, to New York Life Insurance and Annuity Corporation’s Home Office, 51 Madison Avenue, New York, NY 10010, and by returning the policy before midnight of the twentieth day after the date you receive the policy. Notice and return of the policy by mail are effective on being postmarked, properly addressed, and postage prepaid. We will return all payments made for this policy within 10 days after we receive notice of cancellation and the returned policy.

•	When We Pay Policy Proceeds–Any claim for the life insurance proceeds under this policy will be settled within two months of receipt of due proof of the death of the insured.

Missouri

•	The Suicide Exclusion period is one year from the Issue Date.

Nebraska

•

Late Period–This policy will end, and there will be no more benefits under the policy, 61 days after we send notice that the Cash Surrender Value is insufficient to cover the Monthly Deduction Charges.

New Hampshire

•

Premium Payments–Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

New York

•

Free Look–You have 10 days from the date you receive your policy to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during this period to our General Account. After the free look period, we will allocate your net premiums according to your instructions.

•

Change in Objective of an Investment Division–If there is a change in the investment strategy of an Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex, and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

•

Special Provision Regarding Extended Term Insurance–On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

•	Spouse’s Paid-Up Insurance Purchase Option Rider is called Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO) in New York.

North Carolina

•

Free Look–You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

North Dakota

•	When Life Insurance Coverage Begins–Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

•

Death Claims–If payment of the Policy Proceeds is placed under one or more of the options described in this section, it will bear interest compounded each year from the Insured’s death to the date the proceed payments begin.

•	The Suicide Exclusion period is one year from the Issue Date.

Ohio

•	Any life insurance proceeds paid in one sum will be paid within two months after we receive due proof of the Insured’s death.

Oklahoma

•	Free Look–If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the State of Oklahoma.

•

Premium Payments–Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

Oregon

•	Title–The policy title is “Modified Premium Variable Universal Life Insurance Policy”. Also, it is considered “Variable Life Insurance Benefit–Single Premium Payments”.

•	Variable Benefits–The amount of variable benefits will not be adversely affected by expense or mortality results.

•	The state premium tax is referred to as a “Tax Charge Back”. The rate may not be changed for the life of the policy.

South Carolina

•	Title–The policy title is “Variable Universal Life Insurance Policy.”

Texas

•

Surrender–If the policy is surrendered within 30 days after a policy anniversary, the cash surrender value of the Fixed Account will not be less than the cash surrender value of the Fixed Account on such anniversary, assuming no unplanned premium payments, transfers, or partial withdrawals take place during that time.

Vermont

•

Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask your registered representative how this law may impact your policy and the benefits available under it.

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) includes additional information about SPVUL, including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus, or by phone on our toll-free number, (1-800-598-2019). The SAI is also posted on our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Information about SPVUL (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about SPVUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a personalized illustration or additional information about your policy, contact your Registered Representative or call our toll-free number, 1-800-598-2019.

SEC File Number: 811-07798

57

Statement of Additional Information

dated

May 1, 2013

for

NYLIAC Single Premium Variable Universal Life Insurance

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Single Premium Variable Universal Life Insurance (“SPVUL”) prospectus. You should read the SAI in conjunction with the current SPVUL prospectus dated May 1, 2013 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at 1-800-598-2019 or by writing to NYLIAC at the Variable Product Service Center (“VPSC”) at one of the addresses listed on the first page of the SPVUL prospectus. The SPVUL prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current SPVUL prospectus.

SPVUL is offered under NYLIAC Variable Universal Life Separate Account-I.

GENERAL INFORMATION AND HISTORY

The SPVUL prospectus and SAI describe three modified single premium variable universal life insurance policies that NYLIAC issued. Series 1 is a policy NYLIAC offered for sale prior to May 10, 2002. Series 2 is a policy NYLIAC offered for sale since May 10, 2002, where approved. Series 3 is a policy NYLIAC offered for sale on May 16, 2003, where approved. Series 1, Series 2 and Series 3 policies are no longer being offered. However, we will still accept additional premiums under existing policies.

About NYLIAC

NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC’s financial statements are also included in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $125.2 billion at the end of 2012. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

Tax Status of NYLIAC and the Separate Account

NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase tax deductible reserves associated with the policy.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

The prospectus provides information about the policy and its riders. The following is additional information about these terms.

Investment Divisions

As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

MainStay VP Funds Trust:

•	MainStay VP Balanced—Initial Class

•	MainStay VP Bond—Initial Class

•	MainStay VP Cash Management

•	MainStay VP Common Stock—Initial Class

•	MainStay VP Conservative Allocation—Initial Class

•	MainStay VP Convertible—Initial Class

•	MainStay VP Cornerstone Growth—Initial Class

•	MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class

•	MainStay VP Eagle Small Cap Growth—Initial Class

2

•	MainStay VP Floating Rate—Initial Class

•	MainStay VP Government—Initial Class

•	MainStay VP Growth Allocation—Initial Class

•	MainStay VP High Yield Corporate Bond—Initial Class

•	MainStay VP ICAP Select Equity—Initial Class

•	MainStay VP Income Builder—Initial Class

•	MainStay VP International Equity—Initial Class

•	MainStay VP Janus Balanced—Initial Class

•	MainStay VP Large Cap Growth—Initial Class

•	MainStay VP MFS® Utilities—Initial Class

•	MainStay VP Mid Cap Core—Initial Class

•	MainStay VP Moderate Allocation—Initial Class

•	MainStay VP Moderate Growth Allocation—Initial Class

•	MainStay VP PIMCO Real Return—Initial Class

•	MainStay VP S&P 500 Index—Initial Class

•	MainStay VP T. Rowe Price Equity Income—Initial Class

•	MainStay VP Unconstrained Bond—Initial Class

•	MainStay VP U.S. Small Cap—Initial Class

•	MainStay VP Van Eck Global Hard Assets—Initial Class

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

•	Invesco V.I. American Value Fund—Series I

•	Invesco V.I. International Growth Fund—Series I

AllianceBernstein® Variable Products Series Fund, Inc.:

•	Alliance Bernstein® VPS Small/Mid Cap Value Portfolio—Class A

BlackRock® Variable Series Funds, Inc.:

•	BlackRock® Global Allocation V.I. Fund—Class III

Delaware VIP® Trust

•	Delaware VIP Emerging Markets Series—Standard Class

•	Delaware VIP Small Cap Value Series—Standard Class

Dreyfus Investment Portfolios:

•	Dreyfus IP Technology Growth Portfolio—Initial Class

DWS Variable Series II:

•	DWS Small Mid Cap Value VIP—Class A

Fidelity® Variable Insurance Products Fund:

•	Fidelity® VIP Contrafund® Portfolio—Initial Class

•	Fidelity® VIP Equity Income Portfolio—Initial Class

•	Fidelity® VIP Freedom 2020 Portfolio—Initial Class

3

•	Fidelity® VIP Freedom 2030 Portfolio—Initial Class

•	Fidelity® VIP Freedom 2040 Portfolio—Initial Class

•	Fidelity® VIP Mid Cap Value Portfolio—Initial Class

Janus Aspen Series:

•	Janus Aspen Global Research Portfolio—Institutional Class

MFS® Variable Insurance Trust:

•	MFS® New Discovery Series—Initial Class

•	MFS® Research Series—Initial Class

MFS® Variable Insurance Trust II

•	MFS® International Value Portfolio—Initial Class

Neuberger Berman Advisers Management Trust:

•	Neuberger Berman AMT Mid-Cap Growth Portfolio—Class I

Royce Capital Fund:

•	Royce Micro-Cap Portfolio—Investment Class

The Universal Institutional Funds, Inc.:

•	UIF U.S. Real Estate Portfolio—Initial Class

Van Eck VIP Trust

•	Van Eck VIP Multi-Manager Alternatives Fund—Initial Class

The Funds and Eligible Portfolios offered though this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLAIC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment advisor, or its distributor.

The Funds’ shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called “mixed funding.” The Funds’ shares may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each Valuation Day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Valuation Day to the end of the next Valuation Day.

4

Additions, Deletions, or Substitutions of Investments

We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another Portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account, as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

Additional Information About the Amount in the Separate Account: Valuation of Accumulation Units

The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding Valuation Day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:

Series 1

(a/b) – c

Where: a	=	the sum of:

	(1)	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus

	(2)	the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

b	=	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.

c	=	a factor representing the Mortality and Expense Risk charge. This factor is deducted on a daily basis and is currently equal to an annual rate of 0.50% of the value of each Investment Division’s assets.

Series 2 and Series 3

(a/b)

Where: a	=	the sum of:

	(1)	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus

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	(2)	the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

b	=	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.

The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

Additional Benefits through Riders

The following riders are available with this policy, and a description of each is provided in the current prospectus:

Living Benefits Rider

Spouse’s Paid-Up Insurance Purchase Option Rider

Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

Living Benefits Rider

You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

Calculation Steps

Step 1 Eligible Proceeds X Elected percentage
Step 2 Result of Step 1 X Interest factor (varies)
Step 3 Result of Step 1 – Result of Step 2
Step 4 Result of Step 3 – Unpaid Loan – Administrative Fee

If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

Minimum accelerated benefit amount: $25,000

Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies’ policies).

When we make a payment under this rider we will reduce your policy’s Face Amount, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.

Amounts received under the Living Benefits Rider will generally be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured

6

or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

Spouse’s Paid-Up Purchase Insurance Option

The maximum face amount of the spouse’s new paid-up whole life policy is the lesser of:

The maximum amount of the Policy Proceeds payable under this policy (before any unpaid loan is deducted); or

$5,000,000.

For Policies issued prior to May 13, 2005

If the Primary Insured’s spouse dies at the same time as the Primary Insured or within 90 days after the Primary Insured’s death and does not exercise the option under this rider, we will pay a benefit to the spouse’s estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed maximum of $5,000,000).

For Policies issued on or after May 13, 2005

If the Primary Insured’s spouse dies at the same time as the Primary Insured or within 30 days after the Primary Insured’s death and does not exercise the option under this rider, we will pay a benefit to the spouse’s estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed maximum of $2,500,000).

If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The policyowner must have an insurable interest in the life of the spouse, and the spouse must consent in writing to the issuance of the new insurance.

Options Available at No Additional Charge

•	Dollar Cost Averaging

The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

•	the dollar amount you want to have transferred (minimum transfer: $100);

•	the Investment Division you want to transfer money from;

•	the Investment Divisions and/or Fixed Account you want to transfer money to;

•	the date on which you would like the transfers to be made, within limits; and

•	how often you would like the transfers made: monthly, quarterly, semiannually or annually.

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You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

We will make Dollar Cost Averaging transfers on the date you specify, or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th or 31st of the month. To process a Dollar Cost Averaging transfer, you must send a written request in a form acceptable to us to the VPSC at one of the addresses listed on the first page of the SPVUL prospectus (or by any other method we make available or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five (5) business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested. However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar Cost Averaging Plan will cease. A new request will be required to resume this feature.

You may cancel the Dollar Cost Averaging feature at any time. To cancel the Dollar Cost Averaging feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SPVUL prospectus (or by any other method we make available or any other address we indicate to you in writing) or by any method we make available. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two features.

•	Automatic Asset Reallocation

This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, performance variations in each of these Investment Divisions’ investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation (“AAR”) feature, we will automatically reallocate the amounts you have in the Separate Account among the Investment Divisions you have selected so that they are invested in the percentages you specify.

We will make AAR transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th or 31st. A previously established AAR will be automatically cancelled if we process a separate request to transfer funds among the Investment Divisions or Fixed Account, or a request to change the allocation of subsequent premium payments, unless you modify your AAR so that it is consistent with your transfer or premium allocation instructions within one Business Day after we receive your request. To process AAR transfers, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SPVUL prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five (5) business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

The minimum Cash Value you must have allocated to the Separate Account is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds $2,000, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions for this feature.

You can cancel the AAR feature at any time. To cancel the AAAR feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SPVUL prospectus (or any other address we indicate to you in writing) or by any other method we make available. You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two features.

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•	Interest Sweep

You can elect to make automatic transfers of the interest earned in the Fixed Account if the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th, or 31st. To process an interest sweep transfer, you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of the SPVUL prospectus (or by any other method we make available or any other address we indicate to you in writing). NYLIAC must the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

If an interest sweep transfer would cause more than the greater of: (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds $2,000, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time by written request or by any other method we make available. To cancel the Interest Sweep feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SPVUL prospectus (or any other address we indicate to you in writing) or by any other method we make available.

9

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies were sold by registered representatives of NYLIFE Securities, Inc. (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commissions payable to a broker-dealer in the first 30 policy years are equivalent to the present value of an annual commission rate for 30 years of 5.5% per year. (This figure is a percentage of a planned single premium of $10,000 and assumes a discount rate of 6%. Additional assumptions for the SPVUL product are Female Issue Age 60, issued preferred, with an initial face amount of $21,092.) Broker-dealers receive commission not to exceed 5.5% of premiums paid in Policy Year 1, plus 3.0% of premiums paid in Policy Years 2-15. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 3% of first year premiums.

The total commissions paid during the fiscal year ended December 31, 2012 was $1,408. No commissions were paid during the fiscal years ended December 31, 2011 and 2010. NYLIFE Distributors did not retain any of these commissions.

Broker-dealers may also receive additional compensation based on a percentage of a policy’s Separate Account Value, less any policy loans, beginning in Policy Year 4. The percentages are not expected to exceed 0.20% in Policy Years 4-15 and 0.15% in Policy Years 16 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.

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UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations include: (a) the insured’s age; (b) the insured’s health history; (c) whether the insured smokes or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

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ADDITIONAL INFORMATION ABOUT CHARGES

The following example reflects how charges impact a policy.

EXAMPLE (for Series 3)

This example assumes a female insured, issue age 60, a death benefit guarantee of $21,092, an initial single premium of $10,000. It assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.05% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.

PREMIUM	$10,000.00
Less state premium tax charges	200.00
Less Federal tax charges	125.00

NET PREMIUM	$9,675.00
Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account) (varies daily)	483.08
Less total annual monthly deferred sales expense charge	39.19
Less total annual monthly cost of insurance charge (varies monthly)	56.56
Less total annual monthly administrative charge (based on amount of Cash Value)	58.79
Less total annual Mortality and Expense Risk Charge (based on Cash Value allocated to the Separate Account)	49.02

CASH VALUE	$9,954.52
Less surrender charges	671.58

CASH SURRENDER VALUE (as of the end of first Policy Year)	$9,282.94

You choose the initial single premium you intend to pay. Any additional payments you make are called unplanned premiums.

We allocate your net premium to the Investment Divisions and/or the Fixed Account based on your instructions.

Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.

We may assess a surrender charge when you make a partial withdrawal or full surrender in the first nine Policy Years.

The amount of loans, withdrawals and surrenders you can make is based on your policy’s Cash Surrender Value.

The following is additional information about specific charges that can be associated with your policy.

Deductions from Premiums

For Series 1 and 2 policies there are no deductions from premiums. For Series 3 policies, when we receive a premium payment from you we will deduct a state tax charge and a federal tax charge from your premium.

State premium tax charge

Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders ranging from 0.0% to 3.5% of premium payments. (The premium tax may be higher in certain U.S. territories.) We deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

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Federal tax charge

We deduct 1.25% of each premium payment you make to cover the Federal tax that results. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

Other tax charges

Other than the federal tax charge discussed above, no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy’s share of NYLIAC’s Federal income taxes attributable to the Fixed Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

TRANSACTION CHARGES

Surrender Charges

For Policy Years 1-9, we deduct a surrender charge on any surrender or partial withdrawal that is in excess of the Surrender Charge Free Window. In any Policy Year, the Surrender Charge Free Window is the greater of 10% of the premiums paid, or 100% of your policy’s gain. If you surrender the policy or take a partial withdrawal in excess of the Surrender Charge Free Window, we deduct an amount equal to the Cash Value (or Cash Value withdrawn for partial withdrawals) less the Surrender Charge Free Window amount, multiplied by the percentage (as shown in the table below for the applicable Policy Year). The surrender charge will never exceed a percentage (as shown in the tables below for the applicable Policy Year) of the initial single premium payment.

Series 1 and 2
Policy Year	Percentage Applied
1	9%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10 and beyond	0%

Series 3
Policy Year	Percentage Applied
1	7.5%
2	7.0%
3	6.5%
4	6.0%
5	5.0%
6	4.0%
7	3.0%
8	2.0%
9	1.0%
10 and beyond	0.0%

Partial Withdrawal Fee and Surrender Charge

If you make a partial withdrawal we will deduct a processing fee that is the lesser of $25 or 2% of the amount withdrawn and a surrender charge (as described above).

Transfer Charge

We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.

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Deductions from Cash Value

Deferred Sales Expense Charge

On each Monthly Deduction Day for a 10-year period after a premium payment is applied, we deduct a deferred sales expense charge to partially cover our expenses of selling the policy to you. The amount of sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection or the monthly administrative charge. The sales expense charge we deduct is a percentage of the Cash Value. For Series 1 and 2 polices, the sales expense charge includes a charge for sales expenses, state taxes and federal taxes.

Monthly Administrative Charge

On each Monthly Deduction Day we deduct a monthly administrative charge to compensate us for costs we incur in providing certain administrative services including recordkeeping, processing claims, and communicating with policyowners. In Policy Years 1-3 this charge is currently equal to 0.60% of your Cash Value on an annual basis. In Policy Years 4 and beyond we currently waive the monthly administrative charge if your Cash Value equals or exceeds $200,000. If your Cash Value does not equal or exceed this amount, the monthly administrative charge will be calculated based on the policy’s Cash Value.

We can change the monthly administrative charge at any time, but we guarantee that the charge will never exceed an amount equal to 0.70% of your policy’s Cash Value on an annual basis.

Charge for Cost of Insurance Protection

The cost of insurance charge is calculated by multiplying the monthly cost of insurance rate which applies to the insured at that time by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is the difference between the current Life Insurance Benefit of your policy and the policy’s Cash Value. Your cost of insurance charge may vary from month to month depending on the changes in the Net Amount at Risk as well as the cost of insurance rate. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

Mortality and Expense Risk Charge

We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. For Series 1 policies, we deduct the Mortality and Expense Risk charge daily from the assets of the Separate Account. For Series 2 and 3 policies, on each Monthly Deduction Day, we deduct a Mortality and Expense Risk charge from the Cash Value allocated to the Separate Account. We may use any profit derived from the charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.

Currently, we deduct a Mortality and Expense Risk charge that is equal to an annual rate of 0.50% of the Cash Value allocated to the Separate Account. While we may change the Mortality and Expense Risk charge that we deduct, we guarantee that this charge never will be more than an annual rate of 0.80% of the Cash Value allocated to the Separate Account.

LOANS

You can borrow up to 90% of the Cash Surrender Value of your policy. Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

Currently, the effective annual loan interest rate is 6%. If the interest is not paid, it is withdrawn on a pro rata basis across all Investment Divisions.

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SURRENDER OF YOUR POLICY

Cash Surrender Value is significant for 2 reasons:

•	Loans and Partial Withdrawals: You can take loans and partial withdrawals from your policy based on the amount of the policy’s Cash Surrender Value.

•

Keeping Your Policy in Effect: Your policy may lapse without value if the Cash Surrender Value is insufficient to cover charges. Therefore, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2012 and 2011, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2012 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2012 and the statements of operations, and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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NYLIAC Variable Universal Life Separate Account-I

Financial Statements

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NYLIAC Variable Universal Life Separate Account-I

Financial Statements

Group 1 Policies:	Variable Universal Life Survivorship Variable Universal Life – Series 1

Group 2 Policies:	Variable Universal Life 2000 – Series 1 Single Premium Variable Universal Life – Series 1

Group 3 Policies:	Pinnacle Variable Universal Life Pinnacle Survivorship Variable Universal Life

Group 4 Policies:

Variable Universal Life 2000 – Series 2

Survivorship Variable Universal Life – Series 2

Single Premium Variable Universal Life – Series 2

Single Premium Variable Universal Life – Series 3

Variable Universal Life Provider

Legacy Creator Single Premium Variable Universal Life

Variable Universal Life Accumulator

Survivorship Variable Universal Life Accumulator

Group 5 Policy:	Lifetime Wealth Variable Universal Life

Statement of Assets and Liabilities

As of December 31, 2012

	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Cash Management

ASSETS:
Investment at net asset value	$10,075,527	$40,577,971	$47,523,473
Dividends due and accrued	—	—	414
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(626)	(62,539)	123,163
Net receivable from (payable to) the Fund for shares sold or purchased	626	62,539	(123,577)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	199	1,263	791
Administrative charges	23	138	70

Total net assets	$10,075,305	$40,576,570	$47,522,612

Total shares outstanding	824,796	2,749,840	47,400,986

Net asset value per share (NAV)	$12.22	$14.78	$1.00

Total units outstanding	704,254	1,860,005	37,065,648

Variable accumulation unit value (lowest to highest)	$10.48 to $14.61	$10.30 to $27.48	$1.00 to $1.53

Identified cost of investment	$8,623,022	$39,559,993	$47,400,357

Statement of Operations For the year ended December 31, 2012
	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Cash Management

INVESTMENT INCOME (LOSS):
Dividend income	$133,941	$971,401	$4,820
Mortality and expense risk charges	(24,604)	(156,243)	(145,105)
Administrative charges	(2,827)	(16,827)	(13,558)
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—

Net investment income (loss)	106,510	798,331	(153,843)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,502,146	6,837,491	25,687,160
Cost of investments sold	(1,437,318)	(6,132,581)	(25,688,737)

Net realized gain (loss) on investments	64,828	704,910	(1,577)
Realized gain distribution received	—	1,344,160	—
Change in unrealized appreciation (depreciation) on investments	939,128	(1,162,223)	1,581

Net gain (loss) on investments	1,003,956	886,847	4

Net increase (decrease) in net assets resulting from operations	$1,110,466	$1,685,178	$(153,839)

Not all investment options are available under all policies.

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.
(b)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP Common Stock— Initial Class	MainStay VP Conservative Allocation— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP DFA/DuPont Capital Emerging Markets Equity— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Flexible Bond Opportunities— Initial Class	MainStay VP Floating Rate— Initial Class

$77,803,696	$12,866,092	$39,984,769	$53,369,690	$44,839,688	$1,232,401	$14,933,686
—	—	—	—	—	—	62,220
7,616	132,168	26,822	(16,427)	(28,469)	156,572	4,238
(7,616)	(132,168)	(26,822)	16,427	28,469	(156,572)	(66,458)

3,136	332	1,180	1,432	1,401	15	290
355	36	88	139	135	1	28

$77,800,205	$12,865,724	$39,983,501	$53,368,119	$44,838,152	$1,232,385	$14,933,368

4,227,926	1,095,641	3,416,587	5,276,303	4,488,880	119,460	1,595,688

$18.40	$11.62	$11.70	$10.12	$10.00	$10.32	$9.32

3,675,475	887,465	1,864,113	5,292,808	4,505,438	114,876	1,130,877

$13.39 to $34.98	$10.38 to $14.65	$10.14 to $27.79	$10.06 to $10.12	$9.93 to $10.00	$10.69 to $10.74	$10.38 to $13.56

$73,239,253	$12,345,865	$35,390,614	$52,624,073	$44,854,566	$1,099,573	$14,317,369

MainStay VP Common Stock— Initial Class	MainStay VP Conservative Allocation— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP DFA/DuPont Capital Emerging Markets Equity— Initial Class(a)	MainStay VP Eagle Small Cap Growth— Initial Class(a)	MainStay VP Flexible Bond Opportunities— Initial Class(b)	MainStay VP Floating Rate— Initial Class

$1,256,803	$248,049	$1,196,925	$—	$—	$50,859	$601,206
(388,089)	(36,537)	(149,143)	(148,576)	(154,462)	(474)	(34,487)
(44,063)	(4,172)	(11,063)	(14,361)	(14,883)	(38)	(3,498)
—	—	—	—	—	—	—

824,651	207,340	1,036,719	(162,937)	(169,345)	50,347	563,221

7,838,736	2,287,263	4,987,662	5,052,113	5,038,889	150,315	1,970,628
(8,723,150)	(1,873,357)	(4,704,722)	(5,421,283)	(5,256,502)	(149,499)	(1,686,145)

(884,414)	413,906	282,940	(369,170)	(217,613)	816	284,483
—	656,621	151,181	—	—	7,283	—
11,400,881	(191,717)	1,895,473	762,044	13,591	(23,744)	94,197

10,516,467	878,810	2,329,594	392,874	(204,022)	(15,645)	378,680

$11,341,118	$1,086,150	$3,366,313	$229,937	$(373,367)	$34,702	$941,901

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	MainStay VP Government— Initial Class	MainStay VP Growth Allocation— Initial Class	MainStay VP Growth Equity— Initial Class

ASSETS:
Investment at net asset value	$21,880,830	$31,447,680	$166,393,105
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	8,434	66,750	(7,704)
Net receivable from (payable to) the Fund for shares sold or purchased	(8,434)	(66,750)	7,704

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	699	550	7,259
Administrative charges	73	54	927

Total net assets	$21,880,058	$31,447,076	$166,384,919

Total shares outstanding	1,847,153	3,102,613	6,020,459

Net asset value per share (NAV)	$11.84	$10.11	$27.64

Total units outstanding	1,093,681	2,518,136	9,786,611

Variable accumulation unit value (lowest to highest)	$10.24 to $24.53	$12.20 to $12.63	$9.46 to $24.61

Identified cost of investment	$21,507,840	$27,650,969	$125,431,987

Statement of Operations (Continued) For the year ended December 31, 2012
	MainStay VP Government— Initial Class	MainStay VP Growth Allocation— Initial Class	MainStay VP Growth Equity— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$662,590	$302,698	$688,300
Mortality and expense risk charges	(88,884)	(63,977)	(921,255)
Administrative charges	(9,397)	(6,185)	(117,417)
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—

Net investment income (loss)	564,309	232,536	(350,372)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,147,960	2,749,296	15,476,556
Cost of investments sold	(3,803,733)	(3,099,211)	(12,501,499)

Net realized gain (loss) on investments	344,227	(349,915)	2,975,057
Realized gain distribution received	—	1,975,695	—
Change in unrealized appreciation (depreciation) on investments	(129,876)	2,235,090	19,487,377

Net gain (loss) on investments	214,351	3,860,870	22,462,434

Net increase (decrease) in net assets resulting from operations	$778,660	$4,093,406	$22,112,062

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities— Initial Class

$135,703,331	$120,346,762	$53,565,743	$46,385,140	$117,407,163	$35,976,165	$18,365,806
—	—	—	—	—	—	—
100,581	(47,202)	(10,900)	(6,921)	16,750	(15,622)	21,689
(100,581)	47,202	10,900	6,921	(16,750)	15,622	(21,689)

3,869	3,599	2,222	1,185	4,150	919	362
436	362	281	129	330	63	37

$135,699,026	$120,342,801	$53,563,240	$46,383,826	$117,402,683	$35,975,183	$18,365,407

13,307,596	8,751,281	3,427,936	3,822,322	11,127,320	2,132,683	1,683,758

$10.19	$13.76	$15.63	$12.14	$10.55	$16.88	$10.89

4,474,334	7,627,814	2,333,480	2,345,003	11,172,440	2,753,973	1,687,663

$11.77 to $40.15	$10.86 to $17.30	$10.70 to $30.43	$9.60 to $24.72	$10.33 to $10.55	$9.72 to $15.69	$10.68 to $10.89

$122,412,543	$104,365,861	$49,806,819	$54,094,008	$111,307,164	$27,209,062	$16,942,220

MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class(a)	MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities— Initial Class(a)

$7,508,543	$2,534,524	$2,229,105	$820,170	$—	$—	$—
(459,644)	(451,394)	(269,947)	(145,694)	(451,714)	(118,930)	(35,510)
(52,026)	(45,930)	(34,181)	(15,785)	(35,811)	(7,932)	(3,592)
—	—	—	—	—	—	—

6,996,873	2,037,200	1,924,977	658,691	(487,525)	(126,862)	(39,102)

11,788,912	17,710,792	5,125,696	5,534,453	12,180,164	5,464,705	2,116,094
(11,310,694)	(18,473,627)	(6,131,699)	(7,449,272)	(11,945,649)	(4,024,177)	(2,068,914)

478,218	(762,835)	(1,006,003)	(1,914,819)	234,515	1,440,528	47,180
—	—	—	—	—	—	—
8,285,294	15,916,126	6,057,561	9,114,769	6,083,248	2,876,130	1,401,897

8,763,512	15,153,291	5,051,558	7,199,950	6,317,763	4,316,658	1,449,077

$15,760,385	$17,190,491	$6,976,535	$7,858,641	$5,830,238	$4,189,796	$1,409,975

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	MainStay VP Mid Cap Core— Initial Class	MainStay VP Moderate Allocation— Initial Class	MainStay VP Moderate Growth Allocation— Initial Class

ASSETS:
Investment at net asset value	$73,004,639	$29,575,418	$44,210,689
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(108,151)	(8,731)	(11,482)
Net receivable from (payable to) the Fund for shares sold or purchased	108,151	8,731	11,482

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,501	763	956
Administrative charges	136	86	102

Total net assets	$73,003,002	$29,574,569	$44,209,631

Total shares outstanding	5,976,637	2,650,327	3,993,884

Net asset value per share (NAV)	$12.23	$11.16	$11.07

Total units outstanding	3,479,160	2,132,168	3,315,282

Variable accumulation unit value (lowest to highest)	$19.53 to $22.17	$10.39 to $14.22	$10.40 to $13.58

Identified cost of investment	$57,788,268	$27,151,260	$39,246,231

Statement of Operations (Continued) For the year ended December 31, 2012
	MainStay VP Mid Cap Core— Initial Class	MainStay VP Moderate Allocation— Initial Class	MainStay VP Moderate Growth Allocation— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$547,393	$490,591	$501,251
Mortality and expense risk charges	(186,721)	(87,251)	(113,240)
Administrative charges	(16,952)	(9,786)	(12,207)
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—

Net investment income (loss)	343,720	393,554	375,804

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	7,210,891	3,737,266	3,604,330
Cost of investments sold	(8,537,424)	(3,526,130)	(3,896,875)

Net realized gain (loss) on investments	(1,326,533)	211,136	(292,545)
Realized gain distribution received	5,775,209	1,845,797	1,682,659
Change in unrealized appreciation (depreciation) on investments	6,371,638	616,864	3,710,237

Net gain (loss) on investments	10,820,314	2,673,797	5,100,351

Net increase (decrease) in net assets resulting from operations	$11,164,034	$3,067,351	$5,476,155

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP PIMCO Real Return— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP U.S. Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets— Initial Class	Alger Capital Appreciation Portfolio— Class I-2 Shares	Alger Small Cap Growth Portfolio— Class I-2 Shares

$12,621,752	$228,584,018	$61,678,324	$18,346,663	$44,693,825	$1,216,172	$—
—	—	—	—	—	—	—
(22,925)	(13,809)	17,283	(19,820)	2,230	(80)	—
22,925	13,809	(17,283)	19,820	(2,230)	80	—

249	7,386	1,458	364	813	—	—
24	841	121	28	82	—	—

$12,621,479	$228,575,791	$61,676,745	$18,346,271	$44,692,930	$1,216,172	$—

1,195,523	7,901,217	5,716,273	1,825,220	4,920,951	20,001	—

$10.58	$28.93	$10.79	$10.06	$9.08	$60.81	$—

1,198,263	11,295,737	5,731,909	1,289,663	4,931,621	46,841	—

$10.46 to $10.58	$12.91 to $38.69	$10.72 to $10.79	$14.05 to $14.36	$9.03 to $9.08	$11.02 to $26.21	$—

$12,178,350	$182,899,203	$57,202,191	$13,858,533	$48,646,545	$834,165	$—

MainStay VP PIMCO Real Return— Initial Class(a)	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class(a)	MainStay VP U.S. Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets— Initial Class(a)	Alger Capital Appreciation Portfolio— Class I-2 Shares	Alger Small Cap Growth Portfolio— Class I-2 Shares

$—	$3,775,457	$—	$82,097	$—	$13,321	$—
(21,460)	(923,441)	(158,287)	(44,500)	(91,591)	—	(20,073)
(2,016)	(105,017)	(12,817)	(3,406)	(9,123)	—	(1,927)
—	—	—	—	—	—	—

(23,476)	2,746,999	(171,104)	34,191	(100,714)	13,321	(22,000)

1,227,154	20,251,971	6,674,696	1,972,068	4,027,691	538,857	37,773,605
(1,184,241)	(15,020,289)	(6,542,538)	(1,457,946)	(4,530,558)	(439,045)	(23,862,264)

42,913	5,231,682	132,158	514,122	(502,867)	99,812	13,911,341
—	—	—	—	—	419	—
466,327	23,523,430	4,458,851	1,515,803	(3,954,950)	145,493	(9,810,423)

509,240	28,755,112	4,591,009	2,029,925	(4,457,817)	245,724	4,100,918

$485,764	$31,502,111	$4,419,905	$2,064,116	$(4,558,531)	$259,045	$4,078,918

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	AllianceBernstein® VPS International Value Portfolio— Class A Shares	AllianceBernstein® VPS Small/Mid Cap Value Portfolio— Class A Shares	American Century VP Inflation Protection— Class II Shares

ASSETS:
Investment at net asset value	$425	$5,509,982	$256,664
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	6,266	111
Net receivable from (payable to) the Fund for shares sold or purchased	—	(6,266)	(111)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	103	—
Administrative charges	—	8	—

Total net assets	$425	$5,509,871	$256,664

Total shares outstanding	33	311,472	21,326

Net asset value per share (NAV)	$12.96	$17.67	$12.03

Total units outstanding	48	450,223	16,225

Variable accumulation unit value (lowest to highest)	$8.79 to $8.79	$11.81 to $12.54	$12.19 to $16.07

Identified cost of investment	$404	$4,965,878	$238,811

Statement of Operations (Continued) For the year ended December 31, 2012
	AllianceBernstein® VPS International Value Portfolio— Class A Shares	AllianceBernstein® VPS Small/Mid Cap Value Portfolio— Class A Shares	American Century VP Inflation Protection— Class II Shares

INVESTMENT INCOME (LOSS):
Dividend income	$7	$30,716	$6,092
Mortality and expense risk charges	—	(12,994)	—
Administrative charges	—	(966)	—
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—

Net investment income (loss)	7	16,756	6,092

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	23	1,411,998	53,278
Cost of investments sold	(25)	(1,030,217)	(48,996)

Net realized gain (loss) on investments	(2)	381,781	4,282
Realized gain distribution received	—	179,009	5,663
Change in unrealized appreciation (depreciation) on investments	27	325,692	1,678

Net gain (loss) on investments	25	886,482	11,623

Net increase (decrease) in net assets resulting from operations	$32	$903,238	$17,715

(b)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

American Century VP International— Class II	American Century VP Value— Class II Shares	BlackRock® Global Allocation V.I. Fund— Class III Shares	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio— Small Cap Value Fund— Class 2 Shares	Delaware VIP Diversified Income Series— Standard Class	Delaware VIP Emerging Markets Series— Standard Class

$1,799,812	$1,374,397	$3,509,405	$—	$1,030	$29,947	$70,054
—	—	—	—	—	—	—

—	—	13,269	—	—	—	1,783
—	—	(5,079)	—	—	—	(1,783)

—	—	—	—	—	—	1
—	—	—	—	—	—	—

$1,799,812	$1,374,397	$3,517,595	$—	$1,030	$29,947	$70,053

201,773	210,474	244,374	—	67	2,705	3,441

$8.92	$6.53	$14.34	$—	$15.36	$11.07	$19.84

88,911	70,499	343,493	—	102	2,626	6,657

$20.24 to $20.24	$19.50 to $19.50	$10.23 to $10.29	$—	$10.10 to $10.10	$11.40 to $11.40	$9.33 to $10.94

$1,616,996	$1,100,426	$3,457,982	$—	$996	$29,360	$62,842

American Century VP International— Class II	American Century VP Value— Class II Shares	BlackRock® Global Allocation V.I. Fund— Class III Shares(b)	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio— Small Cap Value Fund— Class 2 Shares	Delaware VIP Diversified Income Series— Standard Class	Delaware VIP Emerging Markets Series— Standard Class

$11,023	$23,253	$52,344	$—	$2	$2,895	$226
—	—	(7,401)	(2,051)	—	—	(12)
—	—	(892)	(148)	—	—	(2)
—	—	8,293	—	—	—	—

11,023	23,253	52,344	(2,199)	2	2,895	212

288,775	95,010	337,357	4,409,601	99	98,313	41,131
(352,729)	(108,098)	(344,636)	(4,141,128)	(102)	(96,394)	(42,834)

(63,954)	(13,088)	(7,279)	268,473	(3)	1,919	(1,703)
—	—	11,713	—	25	2,830	—
359,597	164,955	46,344	(20,271)	34	(952)	8,514

295,643	151,867	50,778	248,202	56	3,797	6,811

$306,666	$175,120	$103,122	$246,003	$58	$6,692	$7,023

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class	Delaware VIP Value Series— Standard Class

ASSETS:
Investment at net asset value	$5,341	$470,869	$49,417
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	290	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	(290)	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	4	—
Administrative charges	—	—	—

Total net assets	$5,341	$470,865	$49,417

Total shares outstanding	529	14,200	2,486

Net asset value per share (NAV)	$10.09	$33.14	$19.88

Total units outstanding	575	44,987	4,116

Variable accumulation unit value (lowest to highest)	$9.29 to $9.29	$10.43 to $10.68	$12.01 to $12.01

Identified cost of investment	$4,740	$456,590	$46,390

Statement of Operations (Continued) For the year ended December 31, 2012
	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class	Delaware VIP Value Series— Standard Class

INVESTMENT INCOME (LOSS):
Dividend income	$31	$37	$1,427
Mortality and expense risk charges	—	(89)	—
Administrative charges	—	(5)	—
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—

Net investment income (loss)	31	(57)	1,427

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,032	27,675	70,030
Cost of investments sold	(1,107)	(27,316)	(63,238)

Net realized gain (loss) on investments	(75)	359	6,792
Realized gain distribution received	—	433	—
Change in unrealized appreciation (depreciation) on investments	667	13,808	1,846

Net gain (loss) on investments	592	14,600	8,638

Net increase (decrease) in net assets resulting from operations	$623	$14,543	$10,065

(b)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

DFA VA Global Bond Portfolio	DFA VA International Small Portfolio	DFA VA International Value Portfolio	DFA VA Short- Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio— Initial Shares

$2,438	$5,900	$10,115	$9,410	$24,442	$21,414	$14,480,134
—	—	—	—	—	—	—
37	—	(1,759)	—	—	—	5,707
(37)	—	1,759	—	—	—	(5,707)

—	—	—	—	—	—	275
—	—	—	—	—	—	20

$2,438	$5,900	$10,115	$9,410	$24,442	$21,414	$14,479,839

220	578	910	923	1,425	1,638	1,045,840

$10.89	$10.20	$11.12	$10.20	$17.15	$13.07	$13.84

233	561	931	938	2,242	1,972	900,524

$10.28 to $10.28	$10.51 to $10.51	$10.87 to $10.87	$10.04 to $10.04	$10.90 to $10.90	$10.86 to $10.86	$13.26 to $18.58

$2,454	$5,466	$10,976	$9,451	$22,789	$20,002	$11,894,070

DFA VA Global Bond Portfolio(b)	DFA VA International Small Portfolio(b)	DFA VA International Value Portfolio(b)	DFA VA Short- Term Fixed Portfolio(b)	DFA VA U.S. Large Value Portfolio(b)	DFA VA U.S. Targeted Value Portfolio(b)	Dreyfus IP Technology Growth Portfolio— Initial Shares

$37	$134	$240	$38	$423	$295	$—
—	—	—	—	—	—	(33,581)
—	—	—	—	—	—	(2,427)
—	—	—	—	—	—	—

37	134	240	38	423	295	(36,008)

136	539	399	32	1,577	1,376	4,241,634
(136)	(497)	(359)	(32)	(1,422)	(1,282)	(2,561,102)

—	42	40	—	155	94	1,680,532
31	90	—	20	—	—	—
(53)	434	898	(41)	1,653	1,413	373,879

(22)	566	938	(21)	1,808	1,507	2,054,411

$15	$700	$1,178	$17	$2,231	$1,802	$2,018,403

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	DWS Dreman Small Mid Cap Value VIP— Class A Shares	DWS Small Cap Index VIP— Class A Shares

ASSETS:
Investment at net asset value	$1,637,114	$2,552,944	$17,139
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(61)	(7,853)	—
Net receivable from (payable to) the Fund for shares sold or purchased	61	7,853	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	45	—
Administrative charges	—	5	—

Total net assets	$1,637,114	$2,552,894	$17,139

Total shares outstanding	51,711	200,375	1,264

Net asset value per share (NAV)	$31.66	$12.78	$13.56

Total units outstanding	110,210	219,374	1,618

Variable accumulation unit value (lowest to highest)	$14.86 to $14.86	$11.41 to $11.78	$10.59 to $10.59

Identified cost of investment	$1,409,447	$2,383,488	$15,936

Statement of Operations (Continued) For the year ended December 31, 2012
	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	DWS Dreman Small Mid Cap Value VIP— Class A Shares	DWS Small Cap Index VIP— Class A Shares

INVESTMENT INCOME (LOSS):
Dividend income	$—	$24,992	$195
Mortality and expense risk charges	—	(5,532)	—
Administrative charges	—	(606)	—
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—

Net investment income (loss)	—	18,854	195

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	26,437	353,847	20,366
Cost of investments sold	(32,573)	(304,138)	(19,760)

Net realized gain (loss) on investments	(6,136)	49,709	606
Realized gain distribution received	—	—	5
Change in unrealized appreciation (depreciation) on investments	280,331	206,223	2,641

Net gain (loss) on investments	274,195	255,932	3,252

Net increase (decrease) in net assets resulting from operations	$274,195	$274,786	$3,447

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio— Initial Class

$171,714,173	$59,857,907	$3,726,267	$10,861,747	$1,000,130	$4,190,522	$5,586,586
—	—	—	—	—	—	—
9,884	14,469	—	(1,021)	186	(35)	(37)
(9,884)	(14,469)	—	1,021	(186)	35	37

5,007	1,745	—	—	—	—	—
514	195	—	—	—	—	—

$171,708,652	$59,855,967	$3,726,267	$10,861,747	$1,000,130	$4,190,522	$5,586,586

6,494,111	3,001,175	88,615	74,957	76,565	137,170	347,211

$26.44	$19.94	$42.05	$144.92	$13.06	$30.55	$16.09

7,248,103	3,240,533	286,716	727,039	59,829	152,227	328,440

$10.71 to $32.73	$11.13 to $23.10	$13.00 to $13.00	$11.17 to $14.96	$11.41 to $17.06	$9.82 to $27.85	$9.63 to $17.02

$169,259,844	$64,302,651	$3,268,053	$8,950,691	$960,311	$3,748,283	$5,754,143

Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio— Initial Class

$2,275,143	$1,806,844	$22,468	$225,323	$26,062	$25,978	$104,605
(628,733)	(211,166)	—	—	—	—	—
(64,754)	(23,598)	—	—	—	—	—
—	—	—	—	—	—	—

1,581,656	1,572,080	22,468	225,323	26,062	25,978	104,605

20,024,551	5,561,223	204,133	426,739	217,561	722,646	465,618
(17,481,527)	(6,525,668)	(207,291)	(487,547)	(213,703)	(781,399)	(702,293)

2,543,024	(964,445)	(3,158)	(60,808)	3,858	(58,753)	(236,675)
—	3,663,321	—	131,937	29,206	328,466	18,000
21,031,696	4,510,700	471,834	1,211,670	2,678	291,421	1,109,317

23,574,720	7,209,576	468,676	1,282,799	35,742	561,134	890,642

$25,156,376	$8,781,656	$491,144	$1,508,122	$61,804	$587,112	$995,247

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares	Invesco Van Kampen V.I. American Value Fund— Series I Shares

ASSETS:
Investment at net asset value	$34,383	$6,186,711	$335,956
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	6,196	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	(6,196)	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	124	7
Administrative charges	—	13	1

Total net assets	$34,383	$6,186,574	$335,948

Total shares outstanding	2,223	205,811	22,532

Net asset value per share (NAV)	$15.47	$30.03	$14.91

Total units outstanding	2,913	608,986	31,569

Variable accumulation unit value (lowest to highest)	$11.80 to $11.80	$9.75 to $10.62	$10.60 to $11.12

Identified cost of investment	$31,920	$5,506,729	$326,972

Statement of Operations (Continued) For the year ended December 31, 2012
	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares	Invesco Van Kampen V.I. American Value Fund— Series I Shares

INVESTMENT INCOME (LOSS):
Dividend income	$221	$84,377	$894
Mortality and expense risk charges	—	(13,177)	(182)
Administrative charges	—	(1,315)	(15)
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—

Net investment income (loss)	221	69,885	697

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	40,360	833,155	56,789
Cost of investments sold	(41,171)	(655,338)	(53,787)

Net realized gain (loss) on investments	(811)	177,817	3,002
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	3,667	491,118	10,080

Net gain (loss) on investments	2,856	668,935	13,082

Net increase (decrease) in net assets resulting from operations	$3,077	$738,820	$13,779

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Janus Aspen Balanced Portfolio— Institutional Shares	Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares	Janus Aspen Worldwide Portfolio— Institutional Shares	LVIP Baron Growth Opportunities Fund— Service Class	MFS® International Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class

$—	$492,802	$16,296	$78,467,638	$6,223	$381,461	$170,730
—	—	—	—	—	—	—
—	(94)	—	5,643	—	1,657	—
—	94	—	(5,643)	—	(1,657)	—

—	—	—	2,969	—	2	—
—	—	—	263	—	—	—

$—	$492,802	$16,296	$78,464,406	$6,223	$381,459	$170,730

—	11,010	398	2,552,440	177	21,891	7,446

$—	$44.77	$40.95	$30.74	$35.08	$17.35	$22.93

—	21,705	1,467	5,872,373	536	35,775	10,829

$—	$10.83 to $23.21	$11.11 to $11.11	$10.49 to $18.91	$11.60 to $11.60	$10.56 to $11.19	$15.76 to $15.76

$—	$385,208	$15,373	$64,663,613	$6,011	$371,280	$144,173

Janus Aspen Balanced Portfolio— Institutional Shares	Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares	Janus Aspen Worldwide Portfolio— Institutional Shares	LVIP Baron Growth Opportunities Fund— Service Class	MFS® International Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class

$—	$—	$97	$649,971	$66	$489	$1,608
(66,404)	—	—	(354,556)	—	(43)	—
(5,268)	—	—	(31,482)	—	(1)	—
—	—	—	—	—	—	—

(71,672)	—	97	263,933	66	445	1,608

118,986,266	676,640	17,654	8,909,915	29	24,028	22,614
(102,643,582)	(417,145)	(16,789)	(9,596,655)	(26)	(22,915)	(21,015)

16,342,684	259,495	865	(686,740)	3	1,113	1,599
—	—	—	—	218	—	—
(8,312,387)	(129,015)	1,506	13,696,124	205	9,743	24,877

8,030,297	130,480	2,371	13,009,384	426	10,856	26,476

$7,958,625	$130,480	$2,468	$13,273,317	$492	$11,301	$28,084

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	MFS® New Discovery Series— Initial Class	MFS® Research Bond Series— Initial Class	MFS® Research Series— Initial Class

ASSETS:
Investment at net asset value	$2,934,506	$4,387	$599,778
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	887	—	20,944
Net receivable from (payable to) the Fund for shares sold or purchased	(887)	—	(20,944)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	9	—	12
Administrative charges	—	—	1

Total net assets	$2,934,497	$4,387	$599,765

Total shares outstanding	186,617	325	26,491

Net asset value per share (NAV)	$15.72	$13.49	$21.85

Total units outstanding	175,261	382	52,081

Variable accumulation unit value (lowest to highest)	$10.15 to $20.13	$11.48 to $11.48	$10.31 to $14.08

Identified cost of investment	$2,601,176	$4,347	$533,559

Statement of Operations (Continued) For the year ended December 31, 2012
	MFS® New Discovery Series— Initial Class	MFS® Research Bond Series— Initial Class	MFS® Research Series— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$—	$41	$1,714
Mortality and expense risk charges	(246)	—	(371)
Administrative charges	(14)	—	(35)
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—

Net investment income (loss)	(260)	41	1,308

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	189,974	260	10,584
Cost of investments sold	(153,651)	(255)	(9,506)

Net realized gain (loss) on investments	36,323	5	1,078
Realized gain distribution received	206,521	10	—
Change in unrealized appreciation (depreciation) on investments	184,914	40	30,227

Net gain (loss) on investments	427,758	55	31,305

Net increase (decrease) in net assets resulting from operations	$427,498	$96	$32,613

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MFS® Utilities Series— Initial Class	MFS® Value Series— Initial Class	Neuberger Berman AMT Mid-Cap Growth— Class I	PIMCO Global Bond Portfolio (Unhedged)— Administrative Class Shares	PIMCO Low Duration Portfolio— Administrative Class Shares	PIMCO Real Return— Administrative Class Shares	PIMCO Total Return Portfolio— Administrative Class Shares

$—	$1,067	$1,208,276	$320,920	$374,189	$—	$3,011,081
—	—	—	362	601	—	5,294
—	—	145	—	—	—	186
—	—	(145)	(362)	(601)	—	(5,480)

—	—	9	—	—	—	—
—	—	1	—	—	—	—

$—	$1,067	$1,208,266	$320,920	$374,189	$—	$3,011,081

—	74	39,010	23,364	34,656	—	260,225

$—	$14.40	$30.97	$13.72	$10.78	$—	$11.55

—	97	88,003	18,690	29,366	—	184,432

$—	$11.02 to $11.02	$9.66 to $21.05	$17.18 to $17.18	$12.74 to $12.74	$—	$11.40 to $16.46

$—	$1,041	$984,175	$315,943	$363,017	$—	$3,121,941

MFS® Utilities Series— Initial Class	MFS® Value Series— Initial Class	Neuberger Berman AMT Mid-Cap Growth— Class I	PIMCO Global Bond Portfolio (Unhedged)— Administrative Class Shares	PIMCO Low Duration Portfolio— Administrative Class Shares	PIMCO Real Return— Administrative Class Shares	PIMCO Total Return Portfolio— Administrative Class Shares

$—	$6	$—	$4,868	$6,289	$906	$75,987
(4,682)	—	(506)	—	—	(2,601)	—
(475)	—	(39)	—	—	(254)	—
—	—	—	—	—	—	—

(5,157)	6	(545)	4,868	6,289	(1,949)	75,987

15,617,949	84	75,947	11,077	19,344	7,980,376	321,681
(13,654,218)	(81)	(67,747)	(9,419)	(19,225)	(7,817,676)	(309,110)

1,963,731	3	8,200	1,658	119	162,700	12,571
—	3	—	18,451	—	—	59,477
(1,359,084)	25	81,346	(5,347)	10,501	(31,034)	115,682

604,647	31	89,546	14,762	10,620	131,666	187,730

$599,490	$37	$89,001	$19,630	$16,909	$129,717	$263,717

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	Royce Micro-Cap Portfolio— Investment Class	Royce Small-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio

ASSETS:
Investment at net asset value	$15,481,864	$—	$25,231
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(18,337)	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	18,337	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	281	—	—
Administrative charges	27	—	—

Total net assets	$15,481,556	$—	$25,231

Total shares outstanding	1,415,543	—	1,876

Net asset value per share (NAV)	$10.95	$—	$13.45

Total units outstanding	1,111,645	—	2,263

Variable accumulation unit value (lowest to highest)	$13.60 to $14.16	$—	$11.15 to $11.15

Identified cost of investment	$13,277,089	$—	$23,909

Statement of Operations (Continued) For the year ended December 31, 2012
	Royce Micro-Cap Portfolio— Investment Class	Royce Small-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio

INVESTMENT INCOME (LOSS):
Dividend income	$—	$—	$38
Mortality and expense risk charges	(35,401)	(4,247)	—
Administrative charges	(3,283)	(409)	—
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—

Net investment income (loss)	(38,684)	(4,656)	38

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,671,736	12,739,185	94,047
Cost of investments sold	(2,078,872)	(9,854,283)	(94,395)

Net realized gain (loss) on investments	(407,136)	2,884,902	(348)
Realized gain distribution received	336,290	—	—
Change in unrealized appreciation (depreciation) on investments	1,120,136	(1,713,107)	2,113

Net gain (loss) on investments	1,049,290	1,171,795	1,765

Net increase (decrease) in net assets resulting from operations	$1,010,606	$1,167,139	$1,803

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	The Merger Fund VL	UIF Emerging Markets Debt Portfolio— Class I	UIF Emerging Markets Equity Portfolio— Class I

$—	$17,618	$813,733	$4,676	$21,493	$1,097,839	$—
—	—	1,184	—	—	—	—
—	—	93	—	—	—	—
—	—	(1,277)	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$17,618	$813,733	$4,676	$21,493	$1,097,839	$—

—	1,267	163,144	206	2,039	115,319	—

$—	$13.90	$4.98	$22.67	$10.54	$9.52	$—

—	1,721	58,521	445	2,107	44,839	—

$—	$10.24 to $10.24	$10.42 to $14.03	$10.52 to $10.52	$10.20 to $10.20	$24.48 to $24.48	$—

$—	$15,957	$816,721	$4,422	$21,420	$934,337	$—

T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	The Merger Fund VL	UIF Emerging Markets Debt Portfolio— Class I	UIF Emerging Markets Equity Portfolio— Class I

$—	$216	$17,065	$22	$—	$35,176	$—
(23,824)	—	—	—	—	—	(24,085)
(1,913)	—	—	—	—	—	(2,327)
—	—	—	—	—	—	—

(25,737)	216	17,065	22	—	35,176	(26,412)

62,670,388	30,590	108,062	23	47,327	450,702	56,833,735
(62,587,044)	(28,950)	(108,358)	(25)	(49,935)	(419,084)	(60,076,667)

83,344	1,640	(296)	(2)	(2,608)	31,618	(3,242,932)
—	—	1,630	28	326	—	—
4,834,979	2,055	1,838	267	3,423	132,376	9,427,907

4,918,323	3,695	3,172	293	1,141	163,994	6,184,975

$4,892,586	$3,911	$20,237	$315	$1,141	$199,170	$6,158,563

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Global Hard Assets— Initial Class	Van Eck VIP Multi-Manager Alternatives— Initial Class	Victory VIF Diversified Stock Fund— Class A Shares

ASSETS:
Investment at net asset value	$10,608,566	$—	$1,056,100	$4,727
Dividends due and accrued	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(7,815)	—	145	—
Net receivable from (payable to) the Fund for shares sold or purchased	7,815	—	(145)	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	221	—	1	—
Administrative charges	22	—	—	—

Total net assets	$10,608,323	$—	$1,056,099	$4,727

Total shares outstanding	680,974	—	106,770	454

Net asset value per share (NAV)	$15.59	$—	$9.89	$10.42

Total units outstanding	843,768	—	96,564	457

Variable accumulation unit value (lowest to highest)	$11.09 to $27.89	$—	$9.80 to $11.05	$10.35 to $10.35

Identified cost of investment	$8,984,300	$—	$1,014,416	$4,438

Statement of Operations (Continued) For the year ended December 31, 2012
	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Global Hard Assets— Initial Class	Van Eck VIP Multi-Manager Alternatives— Initial Class	Victory VIF Diversified Stock Fund— Class A Shares

INVESTMENT INCOME (LOSS):
Dividend income	$80,370	$—	$—	$58
Mortality and expense risk charges	(24,714)	(15,373)	(13)	—
Administrative charges	(2,551)	(1,525)	(2)	—
Waiver of Mortality and expense risk and Administrative charges by NYLIAC	—	—	—	—

Net investment income (loss)	53,105	(16,898)	(15)	58

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,172,263	49,740,380	297,154	27,361
Cost of investments sold	(1,824,142)	(47,145,558)	(313,597)	(27,017)

Net realized gain (loss) on investments	348,121	2,594,822	(16,443)	344
Realized gain distribution received	—	3,220,934	—	—
Change in unrealized appreciation (depreciation) on investments	881,850	22,508	31,448	2,012

Net gain (loss) on investments	1,229,971	5,838,264	15,005	2,356

Net increase (decrease) in net assets resulting from operations	$1,283,076	$5,821,366	$14,990	$2,414

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

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Statement of Changes in Net Assets

For the years ended December 31, 2012

and December 31, 2011

	MainStay VP Balanced— Initial Class		MainStay VP Bond— Initial Class
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$106,510	$124,423	$798,331	$1,074,957
Net realized gain (loss) on investments	64,828	34,511	704,910	453,767
Realized gain distribution received	—	—	1,344,160	569,744
Change in unrealized appreciation (depreciation) on investments	939,128	83,767	(1,162,223)	427,677

Net increase (decrease) in net assets resulting from operations	1,110,466	242,701	1,685,178	2,526,145

Contributions and (Withdrawals):
Payments received from policyowners	981,212	947,548	3,353,263	3,335,812
Cost of insurance	(642,130)	(640,661)	(2,527,720)	(2,417,661)
Policyowners’ surrenders	(615,596)	(381,050)	(2,426,583)	(2,352,352)
Net transfers from (to) Fixed Account	(27,599)	(147,938)	(1,141,729)	(734,518)
Transfers between Investment Divisions	(178,813)	(91,244)	1,863,941	1,307,210
Policyowners’ death benefits	(43,929)	(35,973)	(469,230)	(111,933)

Net contributions and (withdrawals)	(526,855)	(349,318)	(1,348,058)	(973,442)

Increase (decrease) in net assets	583,611	(106,617)	337,120	1,552,703
NET ASSETS:
Beginning of year	9,491,694	9,598,311	40,239,450	38,686,747

End of year	$10,075,305	$9,491,694	$40,576,570	$40,239,450

	MainStay VP DFA/DuPont Capital Emerging Markets Equity— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class
	2012(a)	2012(a)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(162,937)	$(169,345)
Net realized gain (loss) on investments	(369,170)	(217,613)
Realized gain distribution received	—	—
Change in unrealized appreciation (depreciation) on investments	762,044	13,591

Net increase (decrease) in net assets resulting from operations	229,937	(373,367)

Contributions and (Withdrawals):
Payments received from policyowners	5,059,614	3,413,115
Cost of insurance	(2,871,643)	(2,401,751)
Policyowners’ surrenders	(2,465,585)	(1,918,781)
Net transfers from (to) Fixed Account	(796,461)	(751,531)
Transfers between Investment Divisions	54,312,834	46,963,574
Policyowners’ death benefits	(100,577)	(93,107)

Net contributions and (withdrawals)	53,138,182	45,211,519

Increase (decrease) in net assets	53,368,119	44,838,152
NET ASSETS:
Beginning of year	—	—

End of year	$53,368,119	$44,838,152

Not all investment options are available under all policies.

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.
(b)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP Cash Management		MainStay VP Common Stock— Initial Class		MainStay VP Conservative Allocation— Initial Class		MainStay VP Convertible— Initial Class
2012	2011	2012	2011	2012	2011	2012	2011

$(153,843)	$(154,348)	$824,651	$762,439	$207,340	$160,596	$1,036,719	$857,407
(1,577)	(2,408)	(884,414)	(2,231,536)	413,906	371,100	282,940	739,117
—	—	—	—	656,621	34,457	151,181	—
1,581	3,504	11,400,881	2,330,689	(191,717)	(351,480)	1,895,473	(3,815,003)

(153,839)	(153,252)	11,341,118	861,592	1,086,150	214,673	3,366,313	(2,218,479)

6,580,207	7,547,820	6,936,979	7,615,353	1,090,029	712,950	3,691,265	3,734,630
(4,557,807)	(4,599,305)	(5,535,859)	(5,663,863)	(677,443)	(544,863)	(2,661,586)	(2,817,762)
(13,126,582)	(12,757,375)	(4,655,169)	(4,917,849)	(799,938)	(633,513)	(2,195,396)	(2,618,360)
(1,133,413)	(2,327,071)	(1,365,912)	(1,804,734)	(379,609)	(304,786)	(896,254)	(833,400)
5,911,253	9,570,053	(1,536,707)	(2,017,399)	3,256,354	1,960,758	(1,019,299)	485,596
(265,882)	(134,574)	(285,733)	(214,507)	(182,003)	(55,761)	(182,543)	(281,361)

(6,592,224)	(2,700,452)	(6,442,401)	(7,002,999)	2,307,390	1,134,785	(3,263,813)	(2,330,657)

(6,746,063)	(2,853,704)	4,898,717	(6,141,407)	3,393,540	1,349,458	102,500	(4,549,136)

54,268,675	57,122,379	72,901,488	79,042,895	9,472,184	8,122,726	39,881,001	44,430,137

$47,522,612	$54,268,675	$77,800,205	$72,901,488	$12,865,724	$9,472,184	$39,983,501	$39,881,001

MainStay VP Flexible Bond Opportunities— Initial Class	MainStay VP Floating Rate— Initial Class		MainStay VP Government— Initial Class		MainStay VP Growth Allocation— Initial Class
2012(b)	2012	2011	2012	2011	2012	2011

$50,347	$563,221	$532,894	$564,309	$661,064	$232,536	$184,138
816	284,483	158,738	344,227	256,923	(349,915)	(1,104,408)
7,283	—	—	—	186,552	1,975,695	—
(23,744)	94,197	(447,640)	(129,876)	111,547	2,235,090	278,094

34,702	941,901	243,992	778,660	1,216,086	4,093,406	(642,176)

71,189	1,426,561	1,535,191	2,245,161	2,215,718	4,551,004	4,587,972
(20,666)	(835,249)	(817,058)	(1,681,162)	(1,710,585)	(1,989,533)	(1,991,540)
(140,476)	(557,003)	(742,688)	(1,414,325)	(1,307,640)	(1,234,078)	(4,455,587)
97,660	(40,411)	(431,152)	(554,554)	(695,518)	(304,867)	(335,268)
1,189,976	540,503	1,023,003	(229,066)	(439,738)	(641,778)	(525,781)
—	(52,960)	(71,797)	(224,424)	(71,745)	(29,960)	(18,984)

1,197,683	481,441	495,499	(1,858,370)	(2,009,508)	350,788	(2,739,188)

1,232,385	1,423,342	739,491	(1,079,710)	(793,422)	4,444,194	(3,381,364)

—	13,510,026	12,770,535	22,959,768	23,753,190	27,002,882	30,384,246

$1,232,385	$14,933,368	$13,510,026	$21,880,058	$22,959,768	$31,447,076	$27,002,882

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	MainStay VP Growth Equity— Initial Class		MainStay VP High Yield Corporate Bond— Initial Class
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(350,372)	$(141,908)	$6,996,873	$7,168,031
Net realized gain (loss) on investments	2,975,057	1,933,273	478,218	48,426
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	19,487,377	(4,712,176)	8,285,294	(225,735)

Net increase (decrease) in net assets resulting from operations	22,112,062	(2,920,811)	15,760,385	6,990,722

Contributions and (Withdrawals):
Payments received from policyowners	17,892,243	19,199,407	11,094,656	11,190,315
Cost of insurance	(14,234,171)	(14,664,626)	(8,591,737)	(8,305,805)
Policyowners’ surrenders	(10,578,540)	(11,120,630)	(7,607,224)	(7,981,820)
Net transfers from (to) Fixed Account	(3,636,136)	(3,836,583)	(1,537,867)	(2,371,954)
Transfers between Investment Divisions	(2,332,149)	(2,817,826)	5,020,680	1,296,501
Policyowners’ death benefits	(584,451)	(505,323)	(736,111)	(401,601)

Net contributions and (withdrawals)	(13,473,204)	(13,745,581)	(2,357,603)	(6,574,364)

Increase (decrease) in net assets	8,638,858	(16,666,392)	13,402,782	416,358
NET ASSETS:
Beginning of year	157,746,061	174,412,453	122,296,244	121,879,886

End of year	$166,384,919	$157,746,061	$135,699,026	$122,296,244

	MainStay VP Large Cap Growth— Initial Class		MainStay VP MFS® Utilities— Initial Class
	2012	2011	2012(a)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(126,862)	$(116,760)	$(39,102)
Net realized gain (loss) on investments	1,440,528	1,019,241	47,180
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	2,876,130	(1,103,856)	1,401,897

Net increase (decrease) in net assets resulting from operations	4,189,796	(201,375)	1,409,975

Contributions and (Withdrawals):
Payments received from policyowners	4,077,521	3,596,355	2,232,348
Cost of insurance	(2,226,080)	(2,107,069)	(949,163)
Policyowners’ surrenders	(2,096,737)	(1,561,098)	(826,074)
Net transfers from (to) Fixed Account	(983,543)	(816,080)	(91,265)
Transfers between Investment Divisions	191,570	1,431,505	16,701,453
Policyowners’ death benefits	(50,516)	(56,765)	(111,867)

Net contributions and (withdrawals)	(1,087,785)	486,848	16,955,432

Increase (decrease) in net assets	3,102,011	285,473	18,365,407
NET ASSETS:
Beginning of year	32,873,172	32,587,699	—

End of year	$35,975,183	$32,873,172	$18,365,407

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP ICAP Select Equity— Initial Class		MainStay VP Income Builder— Initial Class		MainStay VP International Equity— Initial Class		MainStay VP Janus Balanced— Initial Class
2012	2011	2012	2011	2012	2011	2012(a)

$2,037,200	$1,284,216	$1,924,977	$1,736,795	$658,691	$1,423,573	$(487,525)
(762,835)	(1,311,501)	(1,006,003)	(1,597,833)	(1,914,819)	(908,534)	234,515
—	—	—	—	—	—	—
15,916,126	(2,281,071)	6,057,561	1,680,897	9,114,769	(8,779,514)	6,083,248

17,190,491	(2,308,356)	6,976,535	1,819,859	7,858,641	(8,264,475)	5,830,238

12,000,803	12,775,602	4,662,782	4,932,734	5,126,419	5,808,339	8,498,996
(7,823,676)	(8,088,681)	(4,169,536)	(4,274,607)	(2,772,408)	(3,010,856)	(7,005,364)
(6,678,465)	(5,774,921)	(2,856,507)	(3,116,880)	(2,760,265)	(2,555,753)	(7,693,884)
(7,487,122)	(1,939,695)	(1,017,894)	(798,040)	(865,145)	(1,236,460)	(2,054,276)
(4,147,978)	(1,715,236)	39,731	(231,433)	(2,501,952)	(1,185,929)	120,145,356
(507,543)	(396,072)	(328,863)	(237,173)	(110,841)	(51,249)	(318,383)

(14,643,981)	(5,139,003)	(3,670,287)	(3,725,399)	(3,884,192)	(2,231,908)	111,572,445

2,546,510	(7,447,359)	3,306,248	(1,905,540)	3,974,449	(10,496,383)	117,402,683

117,796,291	125,243,650	50,256,992	52,162,532	42,409,377	52,905,760	—

$120,342,801	$117,796,291	$53,563,240	$50,256,992	$46,383,826	$42,409,377	$117,402,683

MainStay VP Mid Cap Core— Initial Class		MainStay VP Moderate Allocation— Initial Class		MainStay VP Moderate Growth Allocation— Initial Class		MainStay VP PIMCO Real Return— Initial Class
2012	2011	2012	2011	2012	2011	2012(a)

$343,720	$425,299	$393,554	$368,650	$375,804	$328,850	$(23,476)
(1,326,533)	(1,469,765)	211,136	(266,955)	(292,545)	(213,729)	42,913
5,775,209	—	1,845,797	55,994	1,682,659	—	—
6,371,638	(1,156,943)	616,864	(63,358)	3,710,237	(688,238)	466,327

11,164,034	(2,201,409)	3,067,351	94,331	5,476,155	(573,117)	485,764

7,373,833	7,812,146	2,933,842	2,594,445	5,673,393	5,372,220	1,130,461
(4,445,596)	(4,529,106)	(1,625,107)	(1,451,158)	(2,741,159)	(2,548,193)	(577,543)
(3,868,090)	(3,484,529)	(1,037,996)	(1,968,124)	(2,304,740)	(1,353,191)	(381,744)
(1,420,789)	(1,451,792)	(140,785)	(421,589)	(363,871)	(261,963)	226,210
(2,760,059)	(1,516,652)	3,128,869	391,786	667,620	367,419	11,738,331
(257,706)	(159,537)	(120,407)	(7,142)	(46,017)	(1,252,779)	—

(5,378,407)	(3,329,470)	3,138,416	(861,782)	885,226	323,513	12,135,715

5,785,627	(5,530,879)	6,205,767	(767,451)	6,361,381	(249,604)	12,621,479

67,217,375	72,748,254	23,368,802	24,136,253	37,848,250	38,097,854	—

$73,003,002	$67,217,375	$29,574,569	$23,368,802	$44,209,631	$37,848,250	$12,621,479

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	MainStay VP S&P 500 Index— Initial Class		MainStay VP T. Rowe Price Equity Income— Initial Class
	2012	2011	2012(a)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,746,999	$2,797,503	$(171,104)
Net realized gain (loss) on investments	5,231,682	3,475,006	132,158
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	23,523,430	(2,863,372)	4,458,851

Net increase (decrease) in net assets resulting from operations	31,502,111	3,409,137	4,419,905

Contributions and (Withdrawals):
Payments received from policyowners	19,138,538	20,782,754	4,827,736
Cost of insurance	(14,977,008)	(15,204,944)	(2,991,375)
Policyowners’ surrenders	(12,082,863)	(13,330,584)	(2,743,883)
Net transfers from (to) Fixed Account	(3,712,939)	(4,663,749)	(1,688,306)
Transfers between Investment Divisions	(3,227,983)	(4,873,633)	59,986,922
Policyowners’ death benefits	(733,137)	(464,593)	(134,254)

Net contributions and (withdrawals)	(15,595,392)	(17,754,749)	57,256,840

Increase (decrease) in net assets	15,906,719	(14,345,612)	61,676,745
NET ASSETS:
Beginning of year	212,669,072	227,014,684	—

End of year	$228,575,791	$212,669,072	$61,676,745

	AllianceBernstein® VPS International Value Portfolio— Class A Shares		AllianceBernstein® VPS Small/Mid Cap Value Portfolio— Class A Shares
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$7	$4	$16,756	$11,215
Net realized gain (loss) on investments	(2)	(1)	381,781	333,441
Realized gain distribution received	—	—	179,009	—
Change in unrealized appreciation (depreciation) on investments	27	(6)	325,692	(798,971)

Net increase (decrease) in net assets resulting from operations	32	(3)	903,238	(454,315)

Contributions and (Withdrawals):
Payments received from policyowners	1	—	804,073	796,312
Cost of insurance	(24)	(4)	(366,175)	(333,432)
Policyowners’ surrenders	—	—	(135,303)	(105,104)
Net transfers from (to) Fixed Account	255	168	11,606	(120,857)
Transfers between Investment Divisions	—	—	(500,527)	323,009
Policyowners’ death benefits	—	—	(18,789)	(14,473)

Net contributions and (withdrawals)	232	164	(205,115)	545,455

Increase (decrease) in net assets	264	161	698,123	91,140
NET ASSETS:
Beginning of year	161	—	4,811,748	4,720,608

End of year	$425	$161	$5,509,871	$4,811,748

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.
(b)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP U.S. Small Cap— Initial Class		MainStay VP Van Eck Global Hard Assets— Initial Class	Alger Capital Appreciation Portfolio— Class I-2 Shares		Alger Small Cap Growth Portfolio— Class I-2 Shares
2012	2011	2012(a)	2012	2011	2012	2011

$34,191	$109,525	$(100,714)	$13,321	$1,461	$(22,000)	$(161,959)
514,122	408,623	(502,867)	99,812	4,897	13,911,341	2,932,736
—	—	—	419	—	—	—
1,515,803	(1,001,279)	(3,954,950)	145,493	(7,048)	(9,810,423)	(3,963,243)

2,064,116	(483,131)	(4,558,531)	259,045	(690)	4,078,918	(1,192,466)

2,075,382	2,099,561	5,544,341	48,571	78,441	386,189	2,812,471
(1,140,031)	(1,123,399)	(2,556,720)	(38,675)	(40,373)	(262,094)	(2,237,918)
(1,151,939)	(908,288)	(2,018,003)	(487,451)	(372)	(414,537)	(2,303,005)
(280,178)	(451,846)	(569,163)	(18,131)	1,774	(131,030)	(1,295,665)
216,447	(148,869)	49,031,957	28,937	102,796	(37,169,098)	(1,610,157)
(31,412)	(23,470)	(180,951)	—	—	(4,173)	(51,189)

(311,731)	(556,311)	49,251,461	(466,749)	142,266	(37,594,743)	(4,685,463)

1,752,385	(1,039,442)	44,692,930	(207,704)	141,576	(33,515,825)	(5,877,929)

16,593,886	17,633,328	—	1,423,876	1,282,300	33,515,825	39,393,754

$18,346,271	$16,593,886	$44,692,930	$1,216,172	$1,423,876	$—	$33,515,825

American Century VP Inflation Protection— Class II Shares		American Century VP International— Class II		American Century VP Value— Class II Shares		BlackRock® Global Allocation V.I. Fund— Class III Shares
2012	2011	2012	2011	2012	2011	2012(b)

$6,092	$7,680	$11,023	$21,775	$23,253	$22,130	$52,344
4,282	1,276	(63,954)	(50,549)	(13,088)	(17,081)	(7,279)
5,663	2,233	—	—	—	—	11,713
1,678	10,051	359,597	(183,909)	164,955	8,775	46,344

17,715	21,240	306,666	(212,683)	175,120	13,824	103,122

21,311	15,756	111,359	134,961	88,966	81,037	482,287
(6,157)	(5,290)	(63,917)	(72,098)	(31,231)	(32,629)	(132,187)
(17,921)	(9,019)	—	(26,311)	(6,478)	(10,992)	(101,844)
9,654	16,918	(141,024)	(937)	(496)	(7,932)	209,163
11,920	(1,196)	122,047	(171,868)	(38,404)	(8,487)	2,957,054
—	—	—	—	(9,520)	—	—

18,807	17,169	28,465	(136,253)	2,837	20,997	3,414,473

36,522	38,409	335,131	(348,936)	177,957	34,821	3,517,595

220,142	181,733	1,464,681	1,813,617	1,196,440	1,161,619	—

$256,664	$220,142	$1,799,812	$1,464,681	$1,374,397	$1,196,440	$3,517,595

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	Calvert VP SRI Balanced Portfolio		Columbia Variable Portfolio— Small Cap Value Fund— Class 2 Shares
	2012	2011	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(2,199)	$37,664	$2
Net realized gain (loss) on investments	268,473	(23,984)	(3)
Realized gain distribution received	—	—	25
Change in unrealized appreciation (depreciation) on investments	(20,271)	154,810	34

Net increase (decrease) in net assets resulting from operations	246,003	168,490	58

Contributions and (Withdrawals):
Payments received from policyowners	56,730	479,278	969
Cost of insurance	(36,862)	(280,735)	(83)
Policyowners’ surrenders	(62,732)	(363,716)	—
Net transfers from (to) Fixed Account	(10,152)	(45,440)	86
Transfers between Investment Divisions	(4,262,806)	(23,236)	—
Policyowners’ death benefits	—	(3,117)	—

Net contributions and (withdrawals)	(4,315,822)	(236,966)	972

Increase (decrease) in net assets	(4,069,819)	(68,476)	1,030
NET ASSETS:
Beginning of year	4,069,819	4,138,295	—

End of year	$—	$4,069,819	$1,030

	Delaware VIP Value Series— Standard Class		DFA VA Global Bond Portfolio
	2012	2011	2012(b)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,427	$—	$37
Net realized gain (loss) on investments	6,792	(48)	—
Realized gain distribution received	—	—	31
Change in unrealized appreciation (depreciation) on investments	1,846	1,181	(53)

Net increase (decrease) in net assets resulting from operations	10,065	1,133	15

Contributions and (Withdrawals):
Payments received from policyowners	17,316	3,720	689
Cost of insurance	(3,396)	(1,325)	(340)
Policyowners’ surrenders	(48,073)	—	—
Net transfers from (to) Fixed Account	20,538	53,415	1,994
Transfers between Investment Divisions	(3,962)	(14)	80
Policyowners’ death benefits	—	—	—

Net contributions and (withdrawals)	(17,577)	55,796	2,423

Increase (decrease) in net assets	(7,512)	56,929	2,438
NET ASSETS:
Beginning of year	56,929	—	—

End of year	$49,417	$56,929	$2,438

(b)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Delaware VIP Diversified Income Series— Standard Class		Delaware VIP Emerging Markets Series— Standard Class		Delaware VIP® International Value Equity Series— Standard Class		Delaware VIP® Small Cap Value Series— Standard Class
2012	2011	2012	2011	2012	2011	2012	2011

$2,895	$4	$212	$1	$31	$—	$(57)	$—
1,919	8	(1,703)	(60)	(75)	(6)	359	—
2,830	4	—	—	—	—	433	—
(952)	1,539	8,514	(3,085)	667	(66)	13,808	181

6,692	1,555	7,023	(3,144)	623	(72)	14,543	181

13,196	3,798	13,778	1,644	3,666	430	19,043	—
(3,639)	(1,680)	(2,674)	(463)	(186)	(42)	(4,051)	(32)
(89,087)	—	(29,302)	—	—	—	(29,425)	—
17,217	83,125	16,983	19,295	1,176	520	11,251	1,822
(1,175)	(55)	46,726	187	(774)	—	456,225	1,308
—	—	—	—	—	—	—	—

(63,488)	85,188	45,511	20,663	3,882	908	453,043	3,098

(56,796)	86,743	52,534	17,519	4,505	836	467,586	3,279

86,743	—	17,519	—	836	—	3,279	—

$29,947	$86,743	$70,053	$17,519	$5,341	$836	$470,865	$3,279

DFA VA International Small Portfolio	DFA VA International Value Portfolio	DFA VA Short-Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio
2012(b)	2012(b)	2012(b)	2012(b)

$134	$240	$38	$423
42	40	—	155
90	—	20	—
434	898	(41)	1,653

700	1,178	17	2,231

2,556	5,141	4,641	7,938
(761)	(1,063)	(1,384)	(2,451)
—	—	—	—
3,305	4,859	6,136	16,724
100	—	—	—
—	—	—	—

5,200	8,937	9,393	22,211

5,900	10,115	9,410	24,442

—	—	—	—

$5,900	$10,115	$9,410	$24,442

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio— Initial Shares
	2012(b)	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$295	$(36,008)	$(33,915)
Net realized gain (loss) on investments	94	1,680,532	973,236
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	1,413	373,879	(2,009,731)

Net increase (decrease) in net assets resulting from operations	1,802	2,018,403	(1,070,410)

Contributions and (Withdrawals):
Payments received from policyowners	6,512	1,778,384	1,610,790
Cost of insurance	(2,007)	(1,112,937)	(1,041,357)
Policyowners’ surrenders	—	(891,108)	(619,371)
Net transfers from (to) Fixed Account	13,184	(187,014)	(648,843)
Transfers between Investment Divisions	1,923	(347,353)	(114,854)
Policyowners’ death benefits	—	(28,352)	(57,281)

Net contributions and (withdrawals)	19,612	(788,380)	(870,916)

Increase (decrease) in net assets	21,414	1,230,023	(1,941,326)
NET ASSETS:
Beginning of year	—	13,249,816	15,191,142

End of year	$21,414	$14,479,839	$13,249,816

	Fidelity® VIP Equity-Income Portfolio— Initial Class		Fidelity® VIP Growth Portfolio— Initial Class
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,572,080	$1,187,638	$22,468	$13,283
Net realized gain (loss) on investments	(964,445)	(851,769)	(3,158)	(13,285)
Realized gain distribution received	3,663,321	—	—	12,211
Change in unrealized appreciation (depreciation) on investments	4,510,700	(20,943)	471,834	(1,288)

Net increase (decrease) in net assets resulting from operations	8,781,656	314,926	491,144	10,921

Contributions and (Withdrawals):
Payments received from policyowners	5,116,699	5,708,724	1,580	4,965
Cost of insurance	(3,522,903)	(3,563,870)	(32,626)	(41,313)
Policyowners’ surrenders	(3,348,950)	(3,195,963)	—	(163,627)
Net transfers from (to) Fixed Account	(1,299,071)	(920,609)	—	—
Transfers between Investment Divisions	411,128	(1,732,233)	(154,093)	122,997
Policyowners’ death benefits	(168,296)	(108,432)	—	—

Net contributions and (withdrawals)	(2,811,393)	(3,812,383)	(185,139)	(76,978)

Increase (decrease) in net assets	5,970,263	(3,497,457)	306,005	(66,057)
NET ASSETS:
Beginning of year	53,885,704	57,383,161	3,420,262	3,486,319

End of year	$59,855,967	$53,885,704	$3,726,267	$3,420,262

(b)	For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares		DWS Dreman Small Mid Cap Value VIP— Class A Shares		DWS Small Cap Index VIP— Class A Shares		Fidelity® VIP Contrafund® Portfolio— Initial Class
2012	2011	2012	2011	2012	2011	2012	2011

$—	$6,664	$18,854	$14,086	$195	$—	$1,581,656	$1,085,273
(6,136)	(172,833)	49,709	104,276	606	(28)	2,543,024	1,573,588
—	—	—	—	5	—	—	—
280,331	(71,694)	206,223	(263,467)	2,641	(1,438)	21,031,696	(7,608,735)

274,195	(237,863)	274,786	(145,105)	3,447	(1,466)	25,156,376	(4,949,874)

23,786	63,766	386,504	301,369	7,624	2,505	14,774,996	15,585,940
(12,615)	(18,072)	(165,938)	(133,117)	(1,328)	(506)	(10,172,210)	(10,451,370)
—	(164,059)	(55,782)	(63,435)	(18,168)	—	(9,713,682)	(8,282,281)
177	623	26,295	5,770	6,387	18,110	(3,305,707)	(3,626,211)
94,813	(97,689)	271,643	377,033	495	39	(6,860,238)	(2,438,329)
—	(1,300)	(22,052)	—	—	—	(437,460)	(188,754)

106,161	(216,731)	440,670	487,620	(4,990)	20,148	(15,714,301)	(9,401,005)

380,356	(454,594)	715,456	342,515	(1,543)	18,682	9,442,075	(14,350,879)

1,256,758	1,711,352	1,837,438	1,494,923	18,682	—	162,266,577	176,617,456

$1,637,114	$1,256,758	$2,552,894	$1,837,438	$17,139	$18,682	$171,708,652	$162,266,577

Fidelity® VIP Index 500 Portfolio— Initial Class		Fidelity® VIP Investment Grade Bond Portfolio— Initial Class		Fidelity® VIP Mid Cap Portfolio— Initial Class		Fidelity® VIP Overseas Portfolio— Initial Class
2012	2011	2012	2011	2012	2011	2012	2011

$225,323	$186,158	$26,062	$50,359	$25,978	$11,658	$104,605	$81,836
(60,808)	(37,222)	3,858	6,558	(58,753)	(77,907)	(236,675)	(396,667)
131,937	208,570	29,206	10,491	328,466	7,725	18,000	11,388
1,211,670	(180,014)	2,678	4,321	291,421	(474,397)	1,109,317	(785,335)

1,508,122	177,492	61,804	71,729	587,112	(532,921)	995,247	(1,088,778)

83,925	125,608	48,219	34,523	141,254	206,979	39,071	80,571
(177,721)	(177,346)	(38,789)	(38,269)	(84,019)	(108,990)	(78,219)	(96,067)
(90,715)	(30,333)	(133,091)	(8,496)	(246,481)	(30,333)	(9,965)	(193,306)
(39,484)	28,174	281	92,252	(182,104)	(27,164)	(173,690)	(68,016)
271,607	432,898	3,406	(53,591)	(106,347)	(422,755)	(124,414)	(41,933)
—	—	—	—	(9,294)	(2,869)	—	—

47,612	379,001	(119,974)	26,419	(486,991)	(385,132)	(347,217)	(318,751)

1,555,734	556,493	(58,170)	98,148	100,121	(918,053)	648,030	(1,407,529)

9,306,013	8,749,520	1,058,300	960,152	4,090,401	5,008,454	4,938,556	6,346,085

$10,861,747	$9,306,013	$1,000,130	$1,058,300	$4,190,522	$4,090,401	$5,586,586	$4,938,556

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	Invesco V.I. Global Real Estate Fund— Series I Shares		Invesco V.I. International Growth Fund— Series I Shares
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$221	$321	$69,885	$47,167
Net realized gain (loss) on investments	(811)	(18)	177,817	44,371
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	3,667	(1,204)	491,118	(391,650)

Net increase (decrease) in net assets resulting from operations	3,077	(901)	738,820	(300,112)

Contributions and (Withdrawals):
Payments received from policyowners	5,824	753	804,724	620,383
Cost of insurance	(1,120)	(247)	(302,087)	(225,361)
Policyowners’ surrenders	(10,876)	—	(94,725)	(100,375)
Net transfers from (to) Fixed Account	5,369	10,216	66,181	(8,046)
Transfers between Investment Divisions	22,240	48	892,218	757,525
Policyowners’ death benefits	—	—	(158)	(257)

Net contributions and (withdrawals)	21,437	10,770	1,366,153	1,043,869

Increase (decrease) in net assets	24,514	9,869	2,104,973	743,757
NET ASSETS:
Beginning of year	9,869	—	4,081,601	3,337,844

End of year	$34,383	$9,869	$6,186,574	$4,081,601

	Janus Aspen Worldwide Portfolio— Institutional Shares		LVIP Baron Growth Opportunities Fund— Service Class
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$263,933	$83,347	$66	$—
Net realized gain (loss) on investments	(686,740)	(1,316,938)	3	(1)
Realized gain distribution received	—	—	218	—
Change in unrealized appreciation (depreciation) on investments	13,696,124	(10,655,256)	205	6

Net increase (decrease) in net assets resulting from operations	13,273,317	(11,888,847)	492	5

Contributions and (Withdrawals):
Payments received from policyowners	8,274,439	8,849,010	3,878	—
Cost of insurance	(5,272,202)	(5,787,099)	(202)	(4)
Policyowners’ surrenders	(4,818,302)	(5,587,065)	—	—
Net transfers from (to) Fixed Account	(1,537,332)	(2,178,505)	1,885	169
Transfers between Investment Divisions	(3,126,612)	(1,476,204)	—	—
Policyowners’ death benefits	(145,634)	(169,299)	—	—

Net contributions and (withdrawals)	(6,625,643)	(6,349,162)	5,561	165

Increase (decrease) in net assets	6,647,674	(18,238,009)	6,053	170
NET ASSETS:
Beginning of year	71,816,732	90,054,741	170	—

End of year	$78,464,406	$71,816,732	$6,223	$170

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Invesco Van Kampen V.I. American Value Fund— Series I Shares		Janus Aspen Balanced Portfolio— Institutional Shares		Janus Aspen Enterprise Portfolio— Institutional Shares		Janus Aspen Forty Portfolio— Institutional Shares
2012	2011	2012	2011	2012	2011	2012	2011

$697	$179	$(71,672)	$2,304,272	$—	$—	$97	$18
3,002	(39)	16,342,684	2,205,421	259,495	8,358	865	(11)
—	—	—	6,039,611	—	—	—	—
10,080	(1,096)	(8,312,387)	(9,076,320)	(129,015)	(23,558)	1,506	(583)

13,779	(956)	7,958,625	1,472,984	130,480	(15,200)	2,468	(576)

12,596	1,779	1,229,204	9,724,415	41,297	36,428	13,282	3,156
(4,930)	(592)	(967,665)	(7,853,531)	(20,226)	(24,535)	(1,461)	(707)
(36,492)	—	(1,139,452)	(7,189,676)	(592,128)	(26,201)	(1,924)	—
5,620	25,767	(331,850)	(2,597,803)	(2,930)	47,840	4,804	5,844
319,349	28	(117,465,369)	(851,087)	(49,568)	126,236	(9,216)	626
—	—	(41,239)	(415,492)	—	—	—	—

296,143	26,982	(118,716,371)	(9,183,174)	(623,555)	159,768	5,485	8,919

309,922	26,026	(110,757,746)	(7,710,190)	(493,075)	144,568	7,953	8,343

26,026	—	110,757,746	118,467,936	985,877	841,309	8,343	—

$335,948	$26,026	$—	$110,757,746	$492,802	$985,877	$16,296	$8,343

MFS® International Value Portfolio— Initial Class		MFS® Investors Trust Series— Initial Class		MFS® New Discovery Series— Initial Class		MFS® Research Bond Series— Initial Class
2012	2011	2012	2011	2012	2011	2012

$445	$216	$1,608	$1,266	$(260)	$—	$41
1,113	(22)	1,599	(217)	36,323	3,794	5
—	—	—	—	206,521	282,779	10
9,743	(1,219)	24,877	(3,444)	184,914	(518,820)	40

11,301	(1,025)	28,084	(2,395)	427,498	(232,247)	96

18,389	1,930	1,764	9,888	37,779	15,792	111
(4,143)	(550)	(4,681)	(8,404)	(34,198)	(31,042)	(109)
(20,274)	—	—	—	(28,135)	—	—
12,788	18,932	(19,259)	—	(84,223)	(3)	4,409
344,117	(6)	29,740	(2,045)	758,486	(165,681)	(120)
—	—	—	—	—	—	—

350,877	20,306	7,564	(561)	649,709	(180,934)	4,291

362,178	19,281	35,648	(2,956)	1,077,207	(413,181)	4,387

19,281	—	135,082	138,038	1,857,290	2,270,471	—

$381,459	$19,281	$170,730	$135,082	$2,934,497	$1,857,290	$4,387

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	MFS® Research Series— Initial Class		MFS® Utilities Series— Initial Class
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,308	$1,224	$(5,157)	$379,732
Net realized gain (loss) on investments	1,078	(1,865)	1,963,731	750,630
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	30,227	(719)	(1,359,084)	(449,418)

Net increase (decrease) in net assets resulting from operations	32,613	(1,360)	599,490	680,944

Contributions and (Withdrawals):
Payments received from policyowners	20,911	2,746	278,144	1,850,024
Cost of insurance	(13,139)	(6,489)	(114,861)	(794,669)
Policyowners’ surrenders	(3,143)	—	(98,062)	(545,741)
Net transfers from (to) Fixed Account	13,849	—	50,440	(185,385)
Transfers between Investment Divisions	425,968	(19,883)	(14,858,135)	3,101,638
Policyowners’ death benefits	—	—	(288)	(30,916)

Net contributions and (withdrawals)	444,446	(23,626)	(14,742,762)	3,394,951

Increase (decrease) in net assets	477,059	(24,986)	(14,143,272)	4,075,895
NET ASSETS:
Beginning of year	122,706	147,692	14,143,272	10,067,377

End of year	$599,765	$122,706	$—	$14,143,272

	PIMCO Real Return— Administrative Class Shares		PIMCO Total Return Portfolio— Administrative Class Shares
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,949)	$76,032	$75,987	$58,771
Net realized gain (loss) on investments	162,700	79,821	12,571	4,155
Realized gain distribution received	—	182,698	59,477	33,896
Change in unrealized appreciation (depreciation) on investments	(31,034)	109,132	115,682	(17,617)

Net increase (decrease) in net assets resulting from operations	129,717	447,683	263,717	79,205

Contributions and (Withdrawals):
Payments received from policyowners	127,534	700,002	99,971	76,387
Cost of insurance	(56,951)	(302,446)	(80,988)	(69,637)
Policyowners’ surrenders	(37,157)	(134,748)	(169,195)	—
Net transfers from (to) Fixed Account	38,980	(124,627)	2,474	120,396
Transfers between Investment Divisions	(7,333,905)	3,453,036	398,593	188,682
Policyowners’ death benefits	—	(1,198)	—	—

Net contributions and (withdrawals)	(7,261,499)	3,590,019	250,855	315,828

Increase (decrease) in net assets	(7,131,782)	4,037,702	514,572	395,033
NET ASSETS:
Beginning of year	7,131,782	3,094,080	2,496,509	2,101,476

End of year	$—	$7,131,782	$3,011,081	$2,496,509

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MFS® Value Series— Initial Class		Neuberger Berman AMT Mid-Cap Growth— Class I		PIMCO Global Bond Portfolio (Unhedged)— Administrative Class Shares		PIMCO Low Duration Portfolio— Administrative Class Shares
2012	2011	2012	2011	2012	2011	2012	2011

$6	$1	$(545)	$—	$4,868	$7,330	$6,289	$4,045
3	(5)	8,200	4,245	1,658	7,626	119	5,703
3	—	—	—	18,451	6,160	—	—
25	—	81,346	(3,831)	(5,347)	212	10,501	(3,885)

37	(4)	89,001	414	19,630	21,328	16,909	5,863

5	38	61,224	20,928	25,431	27,164	5,201	7,846
(31)	(9)	(27,597)	(13,303)	(13,999)	(14,336)	(16,300)	(12,808)
—	—	—	(5,163)	—	(7,493)	—	—
999	32	37,380	(65)	13,084	(29,643)	—	1
—	—	441,322	64,389	(909)	(7,245)	222,509	(182,139)
—	—	—	—	—	—	—	—

973	61	512,329	66,786	23,607	(31,553)	211,410	(187,100)

1,010	57	601,330	67,200	43,237	(10,225)	228,319	(181,237)

57	—	606,936	539,736	277,683	287,908	145,870	327,107

$1,067	$57	$1,208,266	$606,936	$320,920	$277,683	$374,189	$145,870

Royce Micro-Cap Portfolio— Investment Class		Royce Small-Cap Portfolio— Investment Class		T. Rowe Price Blue Chip GrowthPortfolio		T. Rowe Price Equity Income Portfolio
2012	2011	2012	2011	2012	2011	2012	2011

$(38,684)	$339,975	$(4,656)	$7,752	$38	$—	$(25,737)	$857,704
(407,136)	(542,697)	2,884,902	62,418	(348)	(11)	83,344	(499,368)
336,290	—	—	—	—	—	—	—
1,120,136	(1,756,968)	(1,713,107)	(493,636)	2,113	(791)	4,834,979	(949,959)

1,010,606	(1,959,690)	1,167,139	(423,466)	1,803	(802)	4,892,586	(591,623)

2,418,479	2,563,799	192,063	1,570,549	4,236	317	774,170	5,897,503
(1,029,148)	(1,031,361)	(92,633)	(738,366)	(1,684)	(200)	(431,419)	(3,447,189)
(657,049)	(753,707)	(61,780)	(453,096)	(52,421)	—	(595,797)	(2,650,075)
(68,498)	(428,440)	(1,329)	(308,179)	18,189	15,355	(11,576)	(1,365,749)
(224,529)	445,944	(12,509,500)	274,037	40,438	—	(61,863,323)	(1,409,331)
(23,784)	(36,959)	(225)	(2,964)	—	—	(5,831)	(237,915)

415,471	759,276	(12,473,404)	341,981	8,758	15,472	(62,133,776)	(3,212,756)

1,426,077	(1,200,414)	(11,306,265)	(81,485)	10,561	14,670	(57,241,190)	(3,804,379)

14,055,479	15,255,893	11,306,265	11,387,750	14,670	—	57,241,190	61,045,569

$15,481,556	$14,055,479	$—	$11,306,265	$25,231	$14,670	$—	$57,241,190

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	T. Rowe Price International Stock Portfolio		T. Rowe Price Limited-Term Bond Portfolio
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$216	$67	$17,065	$19,355
Net realized gain (loss) on investments	1,640	(4)	(296)	2,286
Realized gain distribution received	—	—	1,630	6,380
Change in unrealized appreciation (depreciation) on investments	2,055	(394)	1,838	(14,930)

Net increase (decrease) in net assets resulting from operations	3,911	(331)	20,237	13,091

Contributions and (Withdrawals):
Payments received from policyowners	7,213	1,195	27,078	117,471
Cost of insurance	(1,334)	(258)	(23,661)	(24,387)
Policyowners’ surrenders	(27,829)	—	(79,779)	—
Net transfers from (to) Fixed Account	7,366	2,050	11,794	66,557
Transfers between Investment Divisions	24,328	1,307	46,029	(152,808)
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	9,744	4,294	(18,539)	6,833

Increase (decrease) in net assets	13,655	3,963	1,698	19,924
NET ASSETS:
Beginning of year	3,963	—	812,035	792,111

End of year	$17,618	$3,963	$813,733	$812,035

	UIF U.S. Real Estate Portfolio— Class I		Van Eck VIP Global Hard Assets— Initial Class
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$53,105	$42,218	$(16,898)	$460,021
Net realized gain (loss) on investments	348,121	208,705	2,594,822	(110,825)
Realized gain distribution received	—	—	3,220,934	634,442
Change in unrealized appreciation (depreciation) on investments	881,850	162,270	22,508	(9,880,689)

Net increase (decrease) in net assets resulting from operations	1,283,076	413,193	5,821,366	(8,897,051)

Contributions and (Withdrawals):
Payments received from policyowners	1,158,123	950,728	794,755	6,434,901
Cost of insurance	(524,772)	(395,491)	(381,527)	(3,312,852)
Policyowners’ surrenders	(657,835)	(184,297)	(354,218)	(2,369,176)
Net transfers from (to) Fixed Account	7,468	(27,208)	(87,870)	(827,245)
Transfers between Investment Divisions	1,361,772	687,289	(49,158,645)	574,280
Policyowners’ death benefits	(5,392)	(7,390)	(1,841)	(185,488)

Net contributions and (withdrawals)	1,339,364	1,023,631	(49,189,346)	314,420

Increase (decrease) in net assets	2,622,440	1,436,824	(43,367,980)	(8,582,631)
NET ASSETS:
Beginning of year	7,985,883	6,549,059	43,367,980	51,950,611

End of year	$10,608,323	$7,985,883	$—	$43,367,980

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

T. Rowe Price New America Growth Portfolio		The Merger Fund VL		UIF Emerging Markets Debt Portfolio— Class I		UIF Emerging Markets Equity Portfolio— Class I
2012	2011	2012	2011	2012	2011	2012	2011

$22	$1	$—	$2,744	$35,176	$30,681	$(26,412)	$38,637
(2)	(1)	(2,608)	(21)	31,618	(1,765)	(3,242,932)	(395,020)
28	20	326	—	—	9,557	—	—
267	(13)	3,423	(3,349)	132,376	20,457	9,427,907	(11,430,576)

315	7	1,141	(626)	199,170	58,930	6,158,563	(11,786,959)

3,050	—	9,947	2,267	45,811	46,230	809,283	6,380,548
(112)	(9)	(2,092)	(914)	(32,697)	(27,120)	(425,080)	(3,724,684)
—	—	(37,983)	—	(303,315)	(11,051)	(464,893)	(3,820,742)
1,088	337	9,405	43,807	295	(29,113)	(91,813)	(1,373,512)
—	—	(3,415)	(44)	54,350	265,181	(56,224,701)	(2,587,727)
—	—	—	—	—	—	(766)	(191,399)

4,026	328	(24,138)	45,116	(235,556)	244,127	(56,397,970)	(5,317,516)

4,341	335	(22,997)	44,490	(36,386)	303,057	(50,239,407)	(17,104,475)

335	—	44,490	—	1,134,225	831,168	50,239,407	67,343,882

$4,676	$335	$21,493	$44,490	$1,097,839	$1,134,225	$—	$50,239,407

Van Eck VIP Multi-Manager Alternatives— Initial Class		Victory VIF Diversified Stock Fund— Class A Shares
2012	2011	2012	2011

$(15)	$10,710	$58	$89
(16,443)	(18,299)	344	(41)
—	6,694	—	—
31,448	(29,463)	2,012	(1,723)

14,990	(30,358)	2,414	(1,675)

60,936	62,468	2,120	2,010
(14,196)	(16,957)	(783)	(643)
(55,901)	(165,437)	(701)	—
(115,552)	51,799	193	26,046
30,283	(49)	(24,296)	42
—	—	—	—

(94,430)	(68,176)	(23,467)	27,455

(79,440)	(98,534)	(21,053)	25,780

1,135,539	1,234,073	25,780	—

$1,056,099	$1,135,539	$4,727	$25,780

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

N

YLIAC Variable Universal Life Separate Account (“VUL Separate Account-I”) was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). VUL Separate Account-I funds Group 1 policies (Variable Universal Life (“VUL”) and Survivorship Variable Universal Life (“SVUL”)—Series 1), Group 2 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 1 and Single Premium Variable Universal Life (“SPVUL”)—Series 1), Group 3 policies (Pinnacle Variable Universal Life (“Pinnacle VUL”) and Pinnacle Survivorship Variable Universal Life (“Pinnacle SVUL”)), Group 4 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 2, Single Premium Variable Universal Life (“SPVUL”)—Series 2 and 3, Legacy Creator Single Premium Variable Universal Life (“Legacy Creator SPVUL”), Survivorship Variable Universal Life (“SVUL”)—Series 2, Variable Universal Life Provider (“VUL Provider”), Variable Universal Life Accumulator (“VUL Accumulator”), Survivorship Variable Universal Life Accumulator (“SVUL Accumulator”)) and the Group 5 policy (Lifetime Wealth Variable Universal Life (“LWVUL”)). Sales of VUL were discontinued on September 28, 1999, or the date VUL 2000 was approved in a jurisdiction that had not approved new products by September 28, 1999. Sales of VUL Provider, VUL 2000 and SVUL were discontinued on May 23, 2008, or the date VUL Accumulator and SVUL Accumulator were approved in a jurisdiction that had not approved the new products by May 23, 2008. Sales of Pinnacle SVUL and Pinnacle VUL were discontinued on May 23, 2008 in all jurisdictions. Sales of SPVUL Series 3 were discontinued on January 1, 2009 in all jurisdictions.

All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2, Pinnacle SVUL and SVUL Accumulator policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities, LLC and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of NYLIC. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Funds Trust, the Alger Portfolios, the AllianceBernstein® Variable Products Series Fund, Inc., the American Century® Variable American Century Investment Portfolios, Inc., the BlackRock® Variable Series Funds, Inc., the Columbia Funds Variable Insurance Trust, the Delaware VIP® Trust, the DFA Investment Dimensions Group Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the DWS Investments VIT Funds, the DWS Variable Series II, the Fidelity® Variable Insurance Products Fund, the Invesco Variable Insurance Funds, the Janus Aspen Series, the Lincoln Variable Insurance Products Trust, The Merger Fund VL, the MFS® Variable Insurance TrustSM, the MFS® Variable Insurance Trust II, the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the T. Rowe Price International Series, Inc., the Universal Institutional Funds, Inc., the Van Eck VIP Trust and the Victory Variable Insurance Funds (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account represent the general account assets of NYLIAC and are not included in this report. NYLIAC’s Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including Dimensional Fund Advisors LP (“DFA”), DuPont Capital Management Corporation (“DuPont Capital”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus”), MacKay Shields LLC (“MacKay Shields”), Madison Square Investors LLC (“Madison Square Investors”), Massachusetts Financial Services Company (“MFS”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Van Eck Associates Corporation (“Van Eck”) and Winslow Capital Management Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.

NYLIAC VUL Separate Account-I

New York Life Investments, MacKay Shields, Madison Square Investors and ICAP are all indirect, wholly-owned subsidiaries of NYLIC. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Epoch is a wholly-owned subsidiary of Epoch Holding Corporation. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. (“JCGI”). MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc. DFA, DuPont Capital, PIMCO, T. Rowe Price and Van Eck are independent investment advisory firms.

As of February 17, 2012, as a result of a restructuring of our investment options offered under the policies, some Funds that were previously offered are no longer available as investment options to our policyowners and those funds are now closed to our policyowners (“Closed Funds”). The assets in those Funds were transferred into new MainStay VP Portfolios (“Replacement Funds”). New York Life Investments is the investment manager of the Replacement Funds. For most of the Funds, the advisor of the Closed Fund is the sub-advisor of the corresponding Replacement Fund and will continue to provide day-to-day Fund management services for our policyowners. The following is a listing of the Closed Funds (Column A) and the Replacement Funds (Column B).

Column A—Closed Funds	Column B—Replacement Funds
Van Eck VIP Global Hard Assets—Initial Class	MainStay VP Van Eck Global Hard Assets—Initial Class
Janus Aspen Balanced Portfolio—Institutional Shares	MainStay VP Janus Balanced—Initial Class
MFS® Utilities Series—Initial Class	MainStay VP MFS® Utilities—Initial Class
T. Rowe Price Equity Income Portfolio	MainStay VP T. Rowe Price Equity Income—Initial Class
PIMCO Real Return—Administrative Class Shares	MainStay VP PIMCO Real Return—Initial Class
Universal Institution Funds, Inc. (“UIF”) Emerging Markets Equity Portfolio—Class I	MainStay VP DFA /DuPont Capital Emerging Markets Equity—Initial Class
Alger Small Cap Growth Portfolio—Class I–2 Shares	MainStay VP Eagle Small Cap Growth—Initial Class
Royce Small-Cap Portfolio—Investment Class	MainStay VP Eagle Small Cap Growth—Initial Class
Calvert VP SRI Balanced Portfolio	MainStay VP Janus Balanced—Initial Class

Not all of the Closed Funds were offered in each policy impacted by the restructure. If the Closed Fund was not offered, then the corresponding Replacement Fund was not offered.

As of February 17, 2012, any policyowner allocations that remained in the Closed Funds were redeemed. Those redemptions were used to purchase accumulation units in the corresponding Replacement Funds. After February 17, 2012, the Closed Funds were no longer available as investment options under the policies.

As of May 1, 2012, the following Investment Divisions were added to one or more of the products investing in VUL Separate Account-I:

MainStay VP Flexible Bond Opportunities—Initial Class

BlackRock® Global Allocation V.I. Fund—Class III Shares

DFA VA Global Bond Portfolio

DFA VA International Small Portfolio

DFA VA International Value Portfolio

DFA VA Short-Term Fixed Portfolio

DFA VA U.S. Large Value Portfolio

DFA VA U.S. Targeted Value Portfolio

Therefore, the following Investment Divisions, with their respective Fund portfolios, are available in VUL Separate Account-I:

MainStay VP Balanced—Initial Class

MainStay VP Bond—Initial Class

MainStay VP Cash Management

MainStay VP Common Stock—Initial Class

MainStay VP Conservative Allocation—Initial Class

MainStay VP Convertible—Initial Class

MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class

MainStay VP Eagle Small Cap Growth—Initial Class

MainStay VP Flexible Bond Opportunities—Initial Class MainStay VP Floating Rate—Initial Class

MainStay VP Government—Initial Class

MainStay VP Growth Allocation—Initial Class

MainStay VP Growth Equity—Initial Class

MainStay VP High Yield Corporate Bond—Initial Class

MainStay VP ICAP Select Equity—Initial Class

MainStay VP Income Builder—Initial Class

MainStay VP International Equity—Initial Class

MainStay VP Janus Balanced—Initial Class

MainStay VP Large Cap Growth—Initial Class

MainStay VP MFS® Utilities—Initial Class

MainStay VP Mid Cap Core—Initial Class

MainStay VP Moderate Allocation—Initial Class

MainStay VP Moderate Growth Allocation—Initial Class

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies: (Continued):

MainStay VP PIMCO Real Return—Initial Class

MainStay VP S&P 500 Index—Initial Class

MainStay VP T. Rowe Price Equity Income—Initial Class

MainStay VP U.S. Small Cap—Initial Class

MainStay VP Van Eck Global Hard Assets—Initial Class

Alger Capital Appreciation Portfolio—Class I-2 Shares

AllianceBernstein® VPS International Value Portfolio—Class A Shares

AllianceBernstein® VPS Small/Mid Cap Value Portfolio—Class A Shares

American Century VP Inflation Protection—Class II Shares

American Century VP International—Class II

American Century VP Value—Class II Shares

BlackRock® Global Allocation V.I. Fund—Class III Shares

Columbia Variable Portfolio—Small Cap Value Fund—Class 2 Shares

Delaware VIP Diversified Income Series—Standard Class

Delaware VIP Emerging Markets Series—Standard Class

Delaware VIP® International Value Equity Series—Standard Class

Delaware VIP® Small Cap Value Series—Standard Class

Delaware VIP Value Series—Standard Class

DFA VA Global Bond Portfolio

DFA VA International Small Portfolio

DFA VA International Value Portfolio

DFA VA Short-Term Fixed Portfolio

DFA VA U.S. Large Value Portfolio

DFA VA U.S. Targeted Value Portfolio

Dreyfus IP Technology Growth Portfolio—Initial Shares

Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares

DWS Dreman Small Mid Cap Value VIP—Class A Shares

DWS Small Cap Index VIP—Class A Shares

Fidelity® VIP Contrafund® Portfolio—Initial Class

Fidelity® VIP Equity-Income Portfolio—Initial Class

Fidelity® VIP Growth Portfolio—Initial Class

Fidelity® VIP Index 500 Portfolio—Initial Class

Fidelity® VIP Investment Grade Bond Portfolio— Initial Class

Fidelity® VIP Mid Cap Portfolio—Initial Class

Fidelity® VIP Overseas Portfolio—Initial Class

Invesco V.I. Global Real Estate Fund—Series I Shares

Invesco V.I. International Growth Fund—Series I Shares

Invesco Van Kampen V.I. American Value Fund—Series I Shares1

Janus Aspen Enterprise Portfolio—Institutional Shares

Janus Aspen Forty Portfolio—Institutional Shares

Janus Aspen Worldwide Portfolio—Institutional Shares

LVIP Baron Growth Opportunities Fund—Service Class

MFS® International Value Portfolio—Initial Class2

MFS® Investors Trust Series—Initial Class

MFS® New Discovery Series—Initial Class

MFS® Research Bond Series—Initial Class

MFS® Research Series—Initial Class

MFS® Value Series—Initial Class

Neuberger Berman AMT Mid-Cap Growth—Class I

PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares

PIMCO Low Duration Portfolio—Administrative Class Shares

PIMCO Total Return Portfolio—Administrative Class Shares

Royce Micro-Cap Portfolio—Investment Class

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price International Stock Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price New America Growth Portfolio

The Merger Fund VL

UIF Emerging Markets Debt Portfolio—Class I

UIF U.S. Real Estate Portfolio—Class I

Van Eck VIP Multi-Manager Alternatives—Initial Class

Victory VIF Diversified Stock Fund—Class A Shares

[1]	Formerly Invesco Van Kampen V.I. Mid Cap Value Fund—Series I Shares
[2]	Formerly MFS® VIT II International Value Portfolio

Not all investment options are available under all policies.

All investments into the MainStay VP Series Funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible Fund portfolio.

For SVUL, VUL 2000, SPVUL, Legacy Creator SPVUL, Lifetime Wealth VUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the free look period are allocated to the General Account of NYLIAC. After the free look period, these premium payments are allocated in accordance with the policyowner’s instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the policyowner’s instructions. Pinnacle VUL and SVUL policies issued on or after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider, SVUL, VUL Accumulator and SVUL Accumulator policies issued on or after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. Legacy Creator SPVUL policies issued on or after May 15th, 2009, can have the initial premium payment allocated to the 6 months DCA Extra Account. Lifetime Wealth VUL policies issued on or after February 14, 2011, can have premium payments made in the first 12 policy months allocated to a DCA Plus Account.

NYLIAC VUL Separate Account-I

In addition, for all VUL, VUL 2000, SPVUL, Legacy Creator SPVUL, Lifetime Wealth VUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL policies, the policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s assumptions in pricing the asset or liability.

Investments in mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as Level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

As of January 25, 2013, Madison Square Investors changed its name to Cornerstone Capital Management Holdings LLC. As a result, all references in the prospectuses to Madison Square Investors as a subadvisor are hereby deleted and replaced with Cornerstone Capital Management Holdings LLC.

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

T

he cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Purchases	Sales

MainStay VP Balanced—Initial Class	$1,083	$1,502
MainStay VP Bond—Initial Class	7,702	6,837
MainStay VP Cash Management	18,805	25,687
MainStay VP Common Stock—Initial Class	2,188	7,839
MainStay VP Conservative Allocation—Initial Class	5,327	2,287
MainStay VP Convertible—Initial Class	2,862	4,988
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class	58,045	5,052
MainStay VP Eagle Small Cap Growth—Initial Class	50,111	5,039
MainStay VP Flexible Bond Opportunities—Initial Class	1,249	150
MainStay VP Floating Rate—Initial Class	3,000	1,971
MainStay VP Government—Initial Class	2,847	4,148
MainStay VP Growth Allocation—Initial Class	5,239	2,749
MainStay VP Growth Equity—Initial Class	1,644	15,477
MainStay VP High Yield Corporate Bond—Initial Class	16,342	11,789
MainStay VP ICAP Select Equity—Initial Class	5,098	17,711
MainStay VP Income Builder—Initial Class	3,366	5,126
MainStay VP International Equity—Initial Class	2,295	5,534
MainStay VP Janus Balanced—Initial Class	123,253	12,180
MainStay VP Large Cap Growth—Initial Class	4,303	5,465
MainStay VP MFS® Utilities—Initial Class	19,011	2,116
MainStay VP Mid Cap Core—Initial Class	7,998	7,211
MainStay VP Moderate Allocation—Initial Class	9,124	3,737
MainStay VP Moderate Growth Allocation—Initial Class	6,560	3,604
MainStay VP PIMCO Real Return—Initial Class	13,363	1,227
MainStay VP S&P 500 Index—Initial Class	7,350	20,252
MainStay VP T. Rowe Price Equity Income—Initial Class	63,745	6,675
MainStay VP U.S. Small Cap—Initial Class	1,729	1,972
MainStay VP Van Eck Global Hard Assets—Initial Class	53,177	4,028
Alger Capital Appreciation Portfolio—Class I-2 Shares	86	539
Alger Small Cap Growth Portfolio—Class I-2 Shares	73	37,774
AllianceBernstein® VPS International Value Portfolio—Class A Shares	—	—
AllianceBernstein® VPS Small/Mid Cap Value Portfolio—Class A Shares	1,389	1,412
American Century VP Inflation Protection—Class II Shares	84	53
American Century VP International—Class II	315	289
American Century VP Value—Class II Shares	110	95
BlackRock® Global Allocation V.I. Fund—Class III Shares	3,803	337
Calvert VP SRI Balanced Portfolio	91	4,410
Columbia Variable Portfolio—Small Cap Value Fund—Class 2 Shares	1	—
Delaware VIP Diversified Income Series—Standard Class	41	98
Delaware VIP Emerging Markets Series—Standard Class	85	41
Delaware VIP® International Value Equity Series—Standard Class	5	1
Delaware VIP® Small Cap Value Series—Standard Class	481	28
Delaware VIP Value Series—Standard Class	54	70
DFA VA Global Bond Portfolio	3	—
DFA VA International Small Portfolio	6	1
DFA VA International Value Portfolio	11	—
DFA VA Short-Term Fixed Portfolio	9	—
DFA VA U.S. Large Value Portfolio	24	2
DFA VA U.S. Targeted Value Portfolio	21	1
Dreyfus IP Technology Growth Portfolio—Initial Shares	3,404	4,242
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	133	26
DWS Dreman Small Mid Cap Value VIP—Class A Shares	821	354
DWS Small Cap Index VIP—Class A Shares	16	20
Fidelity® VIP Contrafund® Portfolio—Initial Class	5,789	20,025
Fidelity® VIP Equity-Income Portfolio—Initial Class	7,940	5,561
Fidelity® VIP Growth Portfolio—Initial Class	41	204
Fidelity® VIP Index 500 Portfolio—Initial Class	833	427

NYLIAC VUL Separate Account-I

	Purchases	Sales

Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	$144	$218
Fidelity® VIP Mid Cap Portfolio—Initial Class	577	723
Fidelity® VIP Overseas Portfolio—Initial Class	241	466
Invesco V.I. Global Real Estate Fund—Series I Shares	62	40
Invesco V.I. International Growth Fund—Series I Shares	2,286	833
Invesco Van Kampen V.I. American Value Fund—Series I Shares	354	57
Janus Aspen Balanced Portfolio—Institutional Shares	179	118,986
Janus Aspen Enterprise Portfolio—Institutional Shares	41	677
Janus Aspen Forty Portfolio—Institutional Shares	23	18
Janus Aspen Worldwide Portfolio—Institutional Shares	2,507	8,910
LVIP Baron Growth Opportunities Fund—Service Class	6	—
MFS® International Value Portfolio—Initial Class	374	24
MFS® Investors Trust Series—Initial Class	32	23
MFS® New Discovery Series—Initial Class	1,045	190
MFS® Research Bond Series—Initial Class	5	—
MFS® Research Series—Initial Class	435	11
MFS® Utilities Series—Initial Class	879	15,618
MFS® Value Series—Initial Class	1	—
Neuberger Berman AMT Mid-Cap Growth—Class I	588	76
PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	58	11
PIMCO Low Duration Portfolio—Administrative Class Shares	237	19
PIMCO Real Return—Administrative Class Shares	764	7,980
PIMCO Total Return Portfolio—Administrative Class Shares	709	322
Royce Micro-Cap Portfolio—Investment Class	2,394	1,672
Royce Small-Cap Portfolio—Investment Class	260	12,739
T. Rowe Price Blue Chip Growth Portfolio	103	94
T. Rowe Price Equity Income Portfolio	508	62,670
T. Rowe Price International Stock Portfolio	41	31
T. Rowe Price Limited-Term Bond Portfolio	108	108
T. Rowe Price New America Growth Portfolio	4	—
The Merger Fund VL	24	47
UIF Emerging Markets Debt Portfolio—Class I	239	451
UIF Emerging Markets Equity Portfolio—Class I	377	56,834
UIF U.S. Real Estate Portfolio—Class I	3,590	2,172
Van Eck VIP Global Hard Assets—Initial Class	3,659	49,740
Van Eck VIP Multi-Manager Alternatives—Initial Class	203	297
Victory VIF Diversified Stock Fund—Class A Shares	4	27

Total	$545,546	$610,447

Not all investment options are available under all policies.

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

Deductions from Premiums:

N

YLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, Lifetime Wealth VUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, Lifetime Wealth VUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, Lifetime Wealth VUL, VUL Accumulator, SVUL Accumulator, Legacy Creator SPVUL, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

For Lifetime Wealth VUL policies, in all policy years, we currently do not deduct a sales expense charge on any premium payment up to Target Premium 1. In each of policy years 1-7, we currently deduct 8.75% of any premium payment over Target Premium 1 and up to Target Premium 2; we also deduct 8.75% of all premiums paid over Target Premium 2. In each of policy years 8 and subsequent, we currently do not deduct a sales expense charge on any premium payment over Target Premium 1. Target Premium 1 and Target Premium 2 are determined at the time the policy is issued, and are indicated on the policy data page.

For VUL Accumulator and SVUL Accumulator policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-10. Once the target premium is reached, 1.75% of any premium payment is deducted in policy years 1-5 and 0.75% of any premium payment is deducted in policy years 6-10. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

NYLIAC VUL Separate Account-I

For Legacy Creator SPVUL policies, the current monthly premium expense charge is deducted at an annualized rate of 2.0% of the adjusted total premium for policy years 11 and beyond. The monthly premium expense charge is guaranteed not to exceed the annual rate of 2.25% of the adjusted total premium. This charge also covers state premium tax and federal tax expenses.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets. The charges disclosed below were in effect for each of the five periods presented in the Financial Highlights section. Not all charges are deducted from all products, as shown below.

Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyowners. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL:

Policy	Monthly Contract Charge Policy Year 1	Monthly Contract Charge Subsequent Policy Years
VUL	$26	$7
SVUL	60	10
VUL 2000	30	10
VUL Provider	30	10
Lifetime Wealth VUL	15	15 in years 2-10; 10 in years 11 and beyond.
VUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
SVUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
Pinnacle VUL*	100	25
Pinnacle SVUL*	100	25

*	If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, Legacy Creator SPVUL and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in VUL Separate Account-I and varies based on the amount of cash value in VUL Separate Account-I . The VUL Separate Account-I administrative charge percentage currently ranges from 0% to .20%.

For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy’s cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in VUL Separate Account-I .

For Legacy Creator SPVUL policies, the current asset based administrative charge is deducted monthly at an annualized rate of 2.25% of the policy’s cash value for policy years 1 through 10. The monthly asset based administrative charge is guaranteed not to exceed the annual rate of 2.25% of the cash value of the policy. This charge also covers state premium tax and federal tax expenses.

**	Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, VUL Accumulator, SVUL Accumulator, Lifetime Wealth VUL, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.

For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy’s initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy’s current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

For VUL Accumulator policies, this charge is based on the insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 21 and beyond.

For SVUL Accumulator policies, this charge is based on insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 31 and beyond.

For Lifetime Wealth VUL policies, this charge is based on the insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 21 and beyond.

For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

For VUL Provider policies, this charge is $0.07 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy’s cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy’s cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge as follows:

Group 1 & 2 Policies: NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the Investment Divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1). For the year ended December 31, 2012, NYLIAC voluntarily waived the mortality and expense risk and administrative charges of $8,293 on the BlackRock® Global Allocation V.I. Fund—Class III Shares Investment Division. This voluntary waiver was terminated on March 22, 2013.

Group 3 Policies: The Pinnacle VUL and Pinnacle SVUL mortality and expense risk charges are based on net assets and the percent ranges from .25% to .55% in policy years 1-20; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. In policy years 1-20, if the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

Group 4 Policies: On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a monthly mortality and expense risk charge at an annual rate of 0.50% of the cash value in VUL Separate Account-I and for SVUL (Series 2)** policies, the mortality and expense risk charge is deducted monthly at an annual rate of 0.60% of the cash value in VUL Separate Account-I.

For VUL Accumulator and SVUL Accumulator policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.55% to 0.15% of the cash value in VUL Separate Account-I (it declines based on

**	Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.
***	Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.
****	Includes a.10% administrative service charge.

NYLIAC VUL Separate Account-I

the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator and SVUL Accumulator policies will never exceed an annual rate of 0.75%.

For VUL Provider policies, the monthly mortality and expense risk charge currently ranges from an annual rate of .70% to ..05% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV), the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

For Legacy Creator SPVUL policies, the current mortality and expense risk charge is deducted monthly at an annual rate of 0.50% of the cash value in VUL Separate Account-I. The mortality and expense charge is guaranteed not to exceed the annual rate of 0.75% of the cash value in VUL Separate Account-I.

Group 5 Policies: For Lifetime Wealth VUL policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.75% to 0.25% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on Lifetime Wealth VUL policies will never exceed an annual rate of 0.75%.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, SPVUL and Legacy Creator SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying Statement of Changes in Net Assets. In addition, a new surrender charge period will apply to face increases.

For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years or within 15 years after a face amount increase. For VUL Provider, VUL Accumulator and SVUL Accumulator this charge is deducted for the first 15 policy years or within 15 years after a face amount increase. For VUL, the maximum surrender charge is shown on the policy’s data page. For VUL 2000, VUL Provider, VUL Accumulator and SVUL Accumulator the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

Initially for VUL 2000 (Series 2)**policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy’s target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year 10 and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

For Legacy Creator SPVUL, the surrender charge is deducted during the first 9 policy years. The surrender charge is assessed on the amount of the cash value withdrawn in any policy year that is in excess of the surrender charge free window. The surrender charge free window is the greater of 10% of the policy cash value (minus any partial withdrawals already taken in that year) or 100% of the policy gain. The surrender charge percentage declines each policy year from 7.50% in the first year to 0% in year 10 and later.

VUL Separate Account-I policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of either NYLIAC or VUL Separate Account-I. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 2.50%, distribution (12b-1) fees range from 0.00% to 0.25%, and other expenses range from 0.00% to 3.01%. These ranges are shown as a percentage of average net assets as of December 31, 2011, and approximate the ranges as of December 31, 2012.

NOTE 4—Distribution of Net Income:

V

UL Separate Account-I does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NYLIAC VUL Separate Account-I

(This page intentionally left blank)

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s)

T

he changes in units outstanding for the years ended December 31, 2012 and 2011 were as follows:

	2012			2011
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

MainStay VP Balanced—Initial Class	70	(110)	(40)	64	(91)	(27)
MainStay VP Bond—Initial Class	279	(331)	(52)	208	(254)	(46)
MainStay VP Cash Management	14,021	(19,425)	(5,404)	20,357	(22,416)	(2,059)
MainStay VP Common Stock—Initial Class	59	(379)	(320)	56	(418)	(362)
MainStay VP Conservative Allocation—Initial Class	322	(165)	157	269	(179)	90
MainStay VP Convertible—Initial Class	74	(236)	(162)	125	(234)	(109)
MainStay VP DFA/DuPont Capital Emerging Markets Equity— Initial Class	5,823	(530)	5,293	—	—	—
MainStay VP Eagle Small Cap Growth—Initial Class	5,017	(512)	4,505	—	—	—
MainStay VP Flexible Bond Opportunities—Initial Class	129	(14)	115	—	—	—
MainStay VP Floating Rate—Initial Class	189	(153)	36	290	(248)	42
MainStay VP Government—Initial Class	121	(207)	(86)	120	(242)	(122)
MainStay VP Growth Allocation—Initial Class	252	(233)	19	305	(539)	(234)
MainStay VP Growth Equity—Initial Class	68	(918)	(850)	100	(996)	(896)
MainStay VP High Yield Corporate Bond—Initial Class	337	(395)	(58)	262	(502)	(240)
MainStay VP ICAP Select Equity—Initial Class	174	(1,173)	(999)	265	(650)	(385)
MainStay VP Income Builder—Initial Class	64	(232)	(168)	60	(239)	(179)
MainStay VP International Equity—Initial Class	85	(293)	(208)	145	(252)	(107)
MainStay VP Janus Balanced—Initial Class	12,327	(1,155)	11,172	—	—	—
MainStay VP Large Cap Growth—Initial Class	320	(423)	(103)	320	(295)	25
MainStay VP MFS® Utilities—Initial Class	1,894	(206)	1,688	—	—	—
MainStay VP Mid Cap Core—Initial Class	85	(366)	(281)	122	(302)	(180)
MainStay VP Moderate Allocation—Initial Class	519	(278)	241	253	(324)	(71)
MainStay VP Moderate Growth Allocation—Initial Class	349	(280)	69	320	(290)	30
MainStay VP PIMCO Real Return—Initial Class	1,316	(118)	1,198	—	—	—
MainStay VP S&P 500 Index—Initial Class	202	(994)	(792)	212	(1,161)	(949)
MainStay VP T. Rowe Price Equity Income—Initial Class	6,376	(644)	5,732	—	—	—
MainStay VP U.S. Small Cap—Initial Class	122	(143)	(21)	95	(136)	(41)
MainStay VP Van Eck Global Hard Assets—Initial Class	5,379	(447)	4,932	—	—	—
Alger Capital Appreciation Portfolio—Class I-2 Shares	4	(21)	(17)	8	(2)	6
Alger Small Cap Growth Portfolio—Class I-2 Shares	4	(2,278)	(2,274)	34	(333)	(299)
AllianceBernstein® VPS International Value Portfolio—Class A Shares	—	—	—	—	—	—
AllianceBernstein® VPS Small/Mid Cap Value Portfolio—Class A Shares	105	(122)	(17)	120	(72)	48
American Century VP Inflation Protection—Class II Shares	5	(4)	1	2	(1)	1
American Century VP International—Class II	17	(16)	1	5	(13)	(8)
American Century VP Value—Class II Shares	4	(5)	(1)	5	(3)	2
BlackRock® Global Allocation V.I. Fund—Class III Shares	377	(34)	343	—	—	—
Calvert VP SRI Balanced Portfolio	6	(297)	(291)	27	(42)	(15)
Columbia Variable Portfolio—Small Cap Value Fund—Class 2 Shares	—	—	—	—	—	—
Delaware VIP Diversified Income Series—Standard Class	4	(9)	(5)	8	—	8
Delaware VIP Emerging Markets Series—Standard Class	10	(5)	5	2	—	2
Delaware VIP® International Value Equity Series—Standard Class	1	—	1	—	—	—
Delaware VIP® Small Cap Value Series—Standard Class	48	(3)	45	—	—	—
Delaware VIP Value Series—Standard Class	5	(6)	(1)	5	—	5
DFA VA Global Bond Portfolio	—	—	—	—	—	—
DFA VA International Small Portfolio	1	—	1	—	—	—
DFA VA International Value Portfolio	1	—	1	—	—	—
DFA VA Short-Term Fixed Portfolio	1	—	1	—	—	—
DFA VA U.S. Large Value Portfolio	2	—	2	—	—	—
DFA VA U.S. Targeted Value Portfolio	2	—	2	—	—	—
Dreyfus IP Technology Growth Portfolio—Initial Shares	212	(251)	(39)	188	(244)	(56)
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	10	(2)	8	9	(27)	(18)

NYLIAC VUL Separate Account-I

	2012			2011
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

DWS Dreman Small Mid Cap Value VIP—Class A Shares	71	(31)	40	83	(40)	43
DWS Small Cap Index VIP—Class A Shares	2	(2)	—	2	—	2
Fidelity® VIP Contrafund® Portfolio—Initial Class	170	(821)	(651)	288	(689)	(401)
Fidelity® VIP Equity-Income Portfolio—Initial Class	155	(315)	(160)	169	(410)	(241)
Fidelity® VIP Growth Portfolio—Initial Class	2	(17)	(15)	14	(20)	(6)
Fidelity® VIP Index 500 Portfolio—Initial Class	36	(31)	5	45	(15)	30
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	7	(17)	(10)	13	(7)	6
Fidelity® VIP Mid Cap Portfolio—Initial Class	10	(29)	(19)	14	(28)	(14)
Fidelity® VIP Overseas Portfolio—Initial Class	8	(30)	(22)	32	(55)	(23)
Invesco V.I. Global Real Estate Fund—Series I Shares	6	(4)	2	1	—	1
Invesco V.I. International Growth Fund—Series I Shares	236	(86)	150	138	(32)	106
Invesco Van Kampen V.I. American Value Fund—Series I Shares	34	(5)	29	3	—	3
Janus Aspen Balanced Portfolio—Institutional Shares	9	(5,208)	(5,199)	127	(558)	(431)
Janus Aspen Enterprise Portfolio—Institutional Shares	3	(34)	(31)	13	(2)	11
Janus Aspen Forty Portfolio—Institutional Shares	2	(2)	—	1	—	1
Janus Aspen Worldwide Portfolio—Institutional Shares	148	(673)	(525)	176	(665)	(489)
LVIP Baron Growth Opportunities Fund—Service Class	1	—	1	—	—	—
MFS® International Value Portfolio—Initial Class	36	(2)	34	2	—	2
MFS® Investors Trust Series—Initial Class	3	(2)	1	1	(1)	—
MFS® New Discovery Series—Initial Class	74	(11)	63	7	(18)	(11)
MFS® Research Bond Series—Initial Class	—	—	—	—	—	—
MFS® Research Series—Initial Class	43	(1)	42	—	(2)	(2)
MFS® Utilities Series—Initial Class	85	(1,377)	(1,292)	571	(235)	336
MFS® Value Series—Initial Class	—	—	—	—	—	—
Neuberger Berman AMT Mid-Cap Growth—Class I	62	(6)	56	5	(2)	3
PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	3	(1)	2	1	(3)	(2)
PIMCO Low Duration Portfolio—Administrative Class Shares	19	(2)	17	6	(21)	(15)
PIMCO Real Return —Administrative Class Shares	65	(666)	(601)	521	(204)	317
PIMCO Total Return Portfolio—Administrative Class Shares	39	(26)	13	32	(6)	26
Royce Micro-Cap Portfolio—Investment Class	151	(123)	28	197	(143)	54
Royce Small-Cap Portfolio—Investment Class	19	(898)	(879)	166	(140)	26
T. Rowe Price Blue Chip Growth Portfolio	9	(9)	—	2	—	2
T. Rowe Price Equity Income Portfolio	34	(3,834)	(3,800)	194	(402)	(208)
T. Rowe Price International Stock Portfolio	5	(3)	2	—	—	—
T. Rowe Price Limited-Term Bond Portfolio	8	(10)	(2)	16	(14)	2
T. Rowe Price New America Growth Portfolio	—	—	—	—	—	—
The Merger Fund VL	3	(5)	(2)	4	—	4
UIF Emerging Markets Debt Portfolio—Class I	9	(19)	(10)	15	(3)	12
UIF Emerging Markets Equity Portfolio—Class I	13	(1,983)	(1,970)	90	(276)	(186)
UIF U.S. Real Estate Portfolio—Class I	315	(184)	131	265	(158)	107
Van Eck VIP Global Hard Assets—Initial Class	22	(2,326)	(2,304)	337	(321)	16
Van Eck VIP Multi-Manager Alternatives—Initial Class	20	(28)	(8)	10	(16)	(6)
Victory VIF Diversified Stock Fund—Class A Shares	—	(3)	(3)	3	—	3

Not all investment options are available under all policies.

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

I

n 2012, NYLIAC VUL Separate Account-I (the “Account”) elected to present in the Financial Highlights appearing in Note 6 the range of lowest and highest expense ratio and the related total returns over the reporting period for each of the Account’s investment options, rather than separate information for each contract expense level as reported in prior periods as permitted by AICPA Statement of Position 03-5. The Account similarly elected to report aggregate period-end units outstanding and the range of period-end unit fair values for each investment option in the Statement of Assets and Liabilities and the Financial Highlights. Prior-period financial highlights appearing in Note 6 have been retrospectively adjusted conforming to the current period presentation.

The following table presents financial highlights for each Investment Division as of December 31, 2012, 2011, 2010, 2009 and 2008:

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Balanced—Initial Class	2012	$10,075	704	$10.48 to $14.61	4.8% to 12.3%	1.3%
	2011	9,492	744	12.41 to 13.01	2.1% to 2.8%	1.5%
	2010	9,598	771	12.16 to 12.66	12.8% to 13.6%	1.5%
	2009	8,555	779	10.78 to 11.14	22.2% to 23.1%	3.2%
	2008	7,230	809	8.82 to 9.05	(25.4%) to (24.9%)	0.0%
MainStay VP Bond—Initial Class	2012	$40,577	1,860	$10.30 to $27.48	3.0% to 4.7%	2.4%
	2011	40,239	1,912	17.15 to 26.44	6.5% to 7.2%	3.2%
	2010	38,686	1,958	15.99 to 24.83	7.1% to 7.8%	3.1%
	2009	35,482	1,924	14.83 to 23.19	7.0% to 7.8%	4.7%
	2008	32,234	1,871	13.76 to 21.67	3.0% to 3.7%	4.4%
MainStay VP Cash Management	2012	$47,523	37,066	$ 1.00 to $ 1.53	(0.7%) to 0.0%	0.0%
	2011	54,269	42,470	1.00 to 1.54	(0.7%) to 0.0%	0.0%
	2010	57,122	44,529	1.18 to 1.55	(0.7%) to 0.0%	0.0%
	2009	66,890	52,017	1.18 to 1.57	(0.6%) to 0.0%	0.0%
	2008	81,484	63,231	1.18 to 1.58	1.5% to 2.2%	2.0%
MainStay VP Common Stock—Initial Class	2012	$77,800	3,675	$13.39 to $34.98	15.9% to 16.7%	1.6%
	2011	72,901	3,995	11.53 to 30.18	0.9% to 1.6%	1.5%
	2010	79,044	4,357	11.41 to 29.92	11.8% to 12.6%	1.6%
	2009	78,371	4,786	10.18 to 26.76	21.5% to 22.4%	2.1%
	2008	69,284	5,126	8.36 to 22.02	(36.8%) to (36.4%)	1.5%
MainStay VP Conservative Allocation—Initial Class	2012	$12,866	887	$10.38 to $14.65	3.8% to 10.7%	2.2%
	2011	9,472	730	12.84 to 13.24	2.2% to 2.9%	2.2%
	2010	8,123	640	12.55 to 12.86	11.2% to 12.0%	2.6%
	2009	6,824	600	11.26 to 11.48	21.4% to 22.3%	3.1%
	2008	3,983	425	9.25 to 9.39	(19.0%) to (18.4%)	0.1%
MainStay VP Convertible—Initial Class	2012	$39,984	1,864	$10.14 to $27.79	1.4% to 9.1%	2.9%
	2011	39,881	2,026	17.85 to 25.64	(5.4%) to (4.7%)	2.3%
	2010	44,430	2,135	18.74 to 27.11	17.0% to 17.9%	2.9%
	2009	39,628	2,235	15.90 to 23.16	45.1% to 46.1%	2.2%
	2008	27,244	2,228	10.88 to 15.97	(34.9%) to (34.4%)	2.2%
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class	2012	$53,368	5,293	$10.06 to $10.12	0.6% to 1.2%	0.0%
MainStay VP Eagle Small Cap Growth—Initial Class	2012	$44,838	4,505	$ 9.93 to $10.00	(0.7%) to 0.0%	0.0%
MainStay VP Flexible Bond Opportunities—Initial Class	2012	$1,232	115	$10.69 to $10.74	6.9% to 7.4%	16.5%
MainStay VP Floating Rate—Initial Class	2012	$14,933	1,131	$10.38 to $13.56	3.8% to 7.2%	4.2%
	2011	13,510	1,095	12.07 to 12.65	1.5% to 2.2%	4.3%
	2010	12,770	1,053	11.83 to 12.37	7.4% to 8.1%	4.0%
	2009	10,910	972	10.94 to 11.45	32.7% to 33.6%	3.6%
	2008	5,822	691	8.19 to 8.57	(23.3%) to (22.8%)	5.3%

NYLIAC VUL Separate Account-I

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Government—Initial Class	2012	$21,880	1,094	$10.24 to $24.53	2.4% to 4.0%	3.0%
	2011	22,960	1,180	15.90 to 23.77	5.2% to 6.0%	3.3%
	2010	23,754	1,302	15.01 to 22.58	4.6% to 5.4%	3.2%
	2009	22,951	1,313	14.24 to 21.59	0.9% to 1.6%	3.5%
	2008	24,623	1,429	14.02 to 21.39	9.0% to 9.8%	3.2%
MainStay VP Growth Allocation—Initial Class	2012	$31,447	2,518	$12.20 to $12.63	14.7% to 15.5%	1.0%
	2011	27,003	2,499	10.62 to 10.93	(3.3%) to (2.6%)	0.9%
	2010	30,384	2,733	10.96 to 11.23	14.2% to 15.0%	1.2%
	2009	24,766	2,552	9.58 to 9.76	27.1% to 28.0%	2.4%
	2008	15,694	2,081	7.52 to 7.63	(38.0%) to (37.6%)	0.8%
MainStay VP Growth Equity—Initial Class	2012	$166,385	9,787	$ 9.46 to $24.61	14.1% to 14.9%	0.4%
	2011	157,746	10,637	8.27 to 21.56	(2.1%) to (1.4%)	0.5%
	2010	174,413	11,533	8.43 to 22.02	11.4% to 12.2%	0.5%
	2009	169,203	12,454	7.55 to 19.76	33.2% to 34.2%	0.6%
	2008	134,776	13,217	5.65 to 14.83	(39.3%) to (38.9%)	0.6%
MainStay VP High Yield Corporate Bond—Initial Class	2012	$135,699	4,474	$11.77 to $40.15	12.6% to 13.4%	5.8%
	2011	122,296	4,532	10.38 to 35.65	3.8% to 6.3%	6.3%
	2010	121,880	4,772	21.70 to 33.78	11.9% to 12.7%	5.9%
	2009	112,313	4,900	19.26 to 30.19	41.8% to 42.8%	7.8%
	2008	76,126	4,655	13.48 to 21.29	(24.6%) to (24.1%)	9.6%
MainStay VP ICAP Select Equity—Initial Class	2012	$120,343	7,628	$10.86 to $17.30	14.8% to 15.6%	2.1%
	2011	117,796	8,627	9.39 to 14.97	(6.1%) to (1.4%)	1.4%
	2010	125,244	9,012	13.00 to 15.19	17.3% to 18.1%	0.9%
	2009	113,555	9,633	11.08 to 12.86	28.5% to 29.4%	1.8%
	2008	67,798	7,467	8.62 to 9.94	(38.0%) to (37.6%)	0.7%
MainStay VP Income Builder—Initial Class	2012	$53,563	2,333	$10.70 to $30.43	7.0% to 15.0%	4.2%
	2011	50,257	2,501	13.22 to 26.65	3.4% to 4.1%	3.9%
	2010	52,163	2,680	12.76 to 25.77	14.0% to 14.8%	3.1%
	2009	49,629	2,895	11.17 to 22.61	22.7% to 23.5%	3.6%
	2008	44,079	3,131	9.09 to 18.43	(27.4%) to (26.9%)	3.4%
MainStay VP International Equity—Initial Class	2012	$46,384	2,345	$ 9.60 to $24.72	18.6% to 19.5%	1.8%
	2011	42,409	2,553	8.03 to 20.84	(19.7%) to (16.0%)	3.2%
	2010	52,905	2,660	15.56 to 24.99	4.2% to 4.9%	3.3%
	2009	53,983	2,833	14.91 to 23.99	18.5% to 19.4%	7.2%
	2008	47,480	2,958	12.56 to 20.24	(26.2%) to (25.7%)	1.5%
MainStay VP Janus Balanced—Initial Class	2012	$117,403	11,172	$10.33 to $10.55	3.3% to 5.5%	0.0%
MainStay VP Large Cap Growth—Initial Class	2012	$35,975	2,754	$ 9.72 to $15.69	12.3% to 13.1%	0.0%
	2011	32,873	2,857	8.66 to 13.87	(7.0%) to (0.3%)	0.0%
	2010	32,588	2,832	8.74 to 13.91	15.4% to 16.2%	0.0%
	2009	27,484	2,766	7.58 to 11.97	39.1% to 40.0%	0.0%
	2008	18,623	2,622	5.45 to 8.55	(39.2%) to (38.8%)	0.1%
MainStay VP MFS® Utilities—Initial Class	2012	$18,365	1,688	$10.68 to $10.89	6.8% to 8.9%	0.0%
MainStay VP Mid Cap Core—Initial Class	2012	$73,003	3,479	$19.53 to $22.17	16.7% to 17.5%	0.8%
	2011	67,217	3,760	16.74 to 18.86	(3.7%) to (3.0%)	0.9%
	2010	72,748	3,940	17.37 to 19.44	22.8% to 23.6%	0.4%
	2009	62,222	4,165	14.15 to 15.73	36.0% to 36.9%	0.5%
	2008	21,503	1,974	10.41 to 11.49	(42.6%) to (42.2%)	0.3%
MainStay VP Moderate Allocation—Initial Class	2012	$29,575	2,132	$10.39 to $14.22	3.9% to 12.6%	1.7%
	2011	23,369	1,891	12.17 to 12.63	0.2% to 0.9%	1.8%
	2010	24,137	1,962	12.12 to 12.51	12.3% to 13.1%	2.2%
	2009	19,218	1,762	10.77 to 11.06	23.3% to 24.2%	2.9%
	2008	12,678	1,437	8.71 to 8.90	(25.7%) to (25.2%)	0.4%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Moderate Growth Allocation—Initial Class	2012	$44,210	3,315	$10.40 to $13.58	4.0% to 14.7%	1.2%
	2011	37,848	3,246	11.44 to 11.85	(1.9%) to (1.2%)	1.1%
	2010	38,097	3,216	11.64 to 11.99	13.5% to 14.3%	1.6%
	2009	30,841	2,969	10.23 to 10.49	27.5% to 28.4%	3.0%
	2008	21,518	2,650	8.00 to 8.17	(33.0%) to (32.5%)	0.7%
MainStay VP PIMCO Real Return—Initial Class	2012	$12,621	1,198	$10.46 to $10.58	4.6% to 5.8%	0.0%
MainStay VP S&P 500 Index—Initial Class	2012	$228,576	11,296	$12.91 to $38.69	14.9% to 15.7%	1.7%
	2011	212,669	12,088	11.21 to 33.69	1.1% to 1.8%	1.7%
	2010	227,014	13,037	11.07 to 33.31	13.9% to 14.7%	1.8%
	2009	214,679	14,013	9.69 to 29.24	25.4% to 26.3%	2.8%
	2008	179,984	14,548	7.72 to 23.32	(37.5%) to (37.0%)	2.3%
MainStay VP T. Rowe Price Equity Income—Initial Class	2012	$61,677	5,732	$10.72 to $10.79	7.2% to 7.9%	0.0%
MainStay VP U.S. Small Cap—Initial Class	2012	$18,346	1,290	$14.05 to $14.36	12.0% to 12.8%	0.5%
	2011	16,594	1,311	12.55 to 12.73	(3.4%) to (2.7%)	0.9%
	2010	17,633	1,352	12.99 to 13.09	24.2% to 25.0%	0.1%
	2009	14,657	1,401	10.46 to 10.47	4.6% to 4.7%	0.0%
MainStay VP Van Eck Global Hard Assets—Initial Class	2012	$44,693	4,932	$ 9.03 to $ 9.08	(9.7%) to (9.2%)	0.0%
Alger Capital Appreciation Portfolio—Class I-2 Shares	2012	$1,216	47	$11.02 to $26.21	18.3% to 18.3%	0.9%
	2011	1,424	64	9.32 to 22.16	(6.8%) to (0.3%)	0.1%
	2010	1,282	58	22.22 to 22.22	14.0% to 14.0%	0.4%
	2009	1,059	54	19.49 to 19.49	51.1% to 51.1%	0.0%
	2008	697	54	12.90 to 12.90	(45.1%) to (45.1%)	0.0%
Alger Small Cap Growth Portfolio—Class I-2 Shares	2012	$—	—	$ —	—	—
	2011	33,516	2,274	11.98 to 21.27	(3.9%) to (3.2%)	0.0%
	2010	39,393	2,573	12.43 to 21.97	24.4% to 25.3%	0.0%
	2009	35,327	2,887	9.97 to 17.54	44.5% to 45.5%	0.0%
	2008	26,187	3,123	6.89 to 12.05	(47.0%) to (46.6%)	0.0%
AllianceBernstein® VPS International Value Portfolio—Class A Shares	2012	$—	—	$ 8.79 to $ 8.79	14.5% to 14.5%	1.8%
	2011	—	—	7.68 to 7.68	(23.2%) to (23.2%)	9.6%
AllianceBernstein® VPS Small/Mid Cap Value Portfolio—Class A Shares	2012	$5,510	450	$11.81 to $12.54	17.9% to 18.7%	0.6%
	2011	4,812	467	10.01 to 10.56	(9.0%) to (8.4%)	0.5%
	2010	4,721	419	11.00 to 11.53	26.0% to 26.9%	0.5%
	2009	2,650	295	8.71 to 9.08	41.9% to 42.9%	1.0%
	2008	993	158	6.13 to 6.36	(38.7%) to (36.4%)	0.0%
American Century VP Inflation Protection—Class II Shares	2012	$257	16	$12.19 to $16.07	7.4% to 7.4%	2.4%
	2011	220	15	11.35 to 14.97	11.7% to 13.5%	3.9%
	2010	182	14	13.39 to 13.39	5.1% to 5.1%	1.6%
	2009	129	10	12.74 to 12.74	10.2% to 10.2%	1.7%
	2008	136	12	11.56 to 11.56	(1.6%) to (1.6%)	4.5%
American Century VP International—Class II	2012	$1,800	89	$20.24 to $20.24	21.0% to 21.0%	0.7%
	2011	1,465	88	16.73 to 16.73	(12.2%) to (12.2%)	1.2%
	2010	1,814	96	19.05 to 19.05	13.1% to 13.1%	2.1%
	2009	1,528	91	16.84 to 16.84	33.6% to 33.6%	1.9%
	2008	1,100	87	12.60 to 12.60	(44.9%) to (44.9%)	0.5%
American Century VP Value—Class II Shares	2012	$1,374	70	$19.50 to $19.50	14.6% to 14.6%	1.8%
	2011	1,196	71	17.01 to 17.01	0.9% to 0.9%	1.9%
	2010	1,162	69	16.87 to 16.87	13.0% to 13.0%	2.1%
	2009	986	66	14.92 to 14.92	19.7% to 19.7%	5.8%
	2008	943	76	12.47 to 12.47	(26.8%) to (26.8%)	2.1%

NYLIAC VUL Separate Account-I

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

BlackRock® Global Allocation V.I. Fund—Class III Shares	2012	$3,518	343	$10.23 to $10.29	2.3% to 2.9%	2.4%
Calvert VP SRI Balanced Portfolio	2012	$—	—	$ —	—	—
	2011	4,070	291	12.30 to 17.12	3.8% to 4.6%	1.3%
	2010	4,138	306	11.82 to 16.48	11.3% to 12.1%	1.5%
	2009	3,816	316	10.60 to 14.81	24.4% to 25.3%	2.2%
	2008	3,349	343	8.50 to 11.90	(31.8%) to (31.3%)	2.6%
Columbia Variable Portfolio— Small Cap Value Fund—Class 2 Shares	2012	$1	—	$10.10 to $10.10	11.3% to 11.3%	0.3%
Delaware VIP Diversified Income Series— Standard Class	2012	$30	3	$11.40 to $11.40	7.2% to 7.2%	3.0%
	2011	87	8	10.64 to 10.64	6.4% to 6.4%	0.0%
Delaware VIP Emerging Markets Series— Standard Class	2012	$70	7	$ 9.33 to $10.94	9.1% to 14.4%	0.5%
	2011	18	2	8.15 to 8.15	(18.5%) to (18.5%)	0.0%
Delaware VIP® International Value Equity Series—Standard Class	2012	$5	1	$ 9.29 to $ 9.29	15.2% to 15.2%	1.0%
	2011	1	—	8.06 to 8.06	(19.4%) to (19.4%)	0.2%
Delaware VIP® Small Cap Value Series—Standard Class	2012	$471	45	$10.43 to $10.68	4.3% to 13.9%	0.0%
	2011	3	—	9.37 to 9.37	(6.3%) to (6.3%)	0.0%
Delaware VIP Value Series—Standard Class	2012	$49	4	$12.01 to $12.01	14.7% to 14.7%	2.0%
	2011	57	5	10.47 to 10.47	4.7% to 4.7%	0.0%
DFA VA Global Bond Portfolio	2012	$2	—	$10.28 to $10.28	2.8% to 2.8%	4.6%
DFA VA International Small Portfolio	2012	$6	1	$10.51 to $10.51	5.1% to 5.1%	5.6%
DFA VA International Value Portfolio	2012	$10	1	$10.87 to $10.87	8.7% to 8.7%	6.5%
DFA VA Short-Term Fixed Portfolio	2012	$9	1	$10.04 to $10.04	0.4% to 0.4%	0.9%
DFA VA U.S. Large Value Portfolio	2012	$24	2	$10.90 to $10.90	9.0% to 9.0%	4.9%
DFA VA U.S. Targeted Value Portfolio	2012	$21	2	$10.86 to $10.86	8.6% to 8.6%	4.0%
Dreyfus IP Technology Growth Portfolio— Initial Shares	2012	$14,480	901	$13.26 to $18.58	14.8% to 15.6%	0.0%
	2011	13,250	940	11.55 to 16.07	(8.4%) to (7.8%)	0.0%
	2010	15,190	996	12.62 to 17.42	29.0% to 29.9%	0.0%
	2009	10,846	932	9.78 to 13.41	56.6% to 57.7%	0.4%
	2008	6,842	949	6.24 to 8.50	(41.6%) to (41.2%)	0.0%
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	2012	$1,637	110	$14.86 to $14.86	20.6% to 20.6%	0.0%
	2011	1,257	102	12.32 to 12.32	(13.8%) to (13.8%)	0.4%
	2010	1,711	120	14.30 to 14.30	31.1% to 31.1%	0.7%
	2009	1,251	115	10.90 to 10.90	26.0% to 26.0%	1.6%
	2008	966	112	8.65 to 8.65	(37.6%) to (37.6%)	0.9%
DWS Dreman Small Mid Cap Value VIP—Class A Shares	2012	$2,553	219	$11.41 to $11.78	13.0% to 13.8%	1.1%
	2011	1,837	179	10.10 to 10.36	(6.7%) to (6.1%)	1.1%
	2010	1,495	136	10.83 to 11.03	22.2% to 23.1%	1.6%
	2009	1,012	115	8.86 to 9.01	28.8% to 29.7%	1.3%
	2008	327	48	6.88 to 6.98	(31.2%) to (30.2%)	0.0%
DWS Small Cap Index VIP—Class A Shares	2012	$17	2	$10.59 to $10.59	16.3% to 16.3%	0.8%
	2011	19	2	9.11 to 9.11	(8.9%) to (8.9%)	0.0%
Fidelity® VIP Contrafund® Portfolio—Initial Class	2012	$171,709	7,248	$10.71 to $32.73	15.6% to 16.4%	1.3%
	2011	162,267	7,899	9.20 to 28.31	(8.0%) to (2.5%)	1.0%
	2010	176,618	8,300	17.35 to 29.25	16.4% to 17.2%	1.3%
	2009	161,066	8,718	14.88 to 25.13	34.8% to 35.7%	1.4%
	2008	124,925	9,029	11.02 to 18.65	(42.9%) to (42.5%)	1.0%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Fidelity® VIP Equity-Income Portfolio—Initial Class	2012	$59,856	3,241	$11.13 to $23.10	16.5% to 17.3%	3.1%
	2011	53,886	3,401	9.49 to 19.83	(5.1%) to 1.0%	2.4%
	2010	57,383	3,642	13.73 to 19.78	14.3% to 15.1%	1.9%
	2009	53,181	3,847	11.93 to 17.29	29.3% to 30.2%	2.4%
	2008	42,057	3,935	9.16 to 13.38	(43.1%) to (42.7%)	2.6%
Fidelity® VIP Growth Portfolio—Initial Class	2012	$3,726	287	$13.00 to $13.00	14.7% to 14.7%	0.6%
	2011	3,420	302	11.33 to 11.33	0.2% to 0.2%	0.4%
	2010	3,486	308	11.31 to 11.31	24.2% to 24.2%	0.3%
	2009	2,878	316	9.11 to 9.11	28.3% to 28.3%	0.5%
	2008	2,379	335	7.10 to 7.10	(47.2%) to (47.2%)	1.1%
Fidelity® VIP Index 500 Portfolio—Initial Class	2012	$10,862	727	$11.17 to $14.96	15.9% to 15.9%	2.1%
	2011	9,306	722	9.63 to 12.91	(3.7%) to 2.0%	2.0%
	2010	8,750	692	12.65 to 12.65	15.0% to 15.0%	2.1%
	2009	6,905	626	11.00 to 11.00	26.6% to 26.6%	2.8%
	2008	3,787	436	8.68 to 8.68	(37.0%) to (37.0%)	3.3%
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	2012	$1,000	60	$11.41 to $17.06	5.9% to 5.9%	2.4%
	2011	1,058	70	10.78 to 16.11	7.3% to 7.8%	4.9%
	2010	960	64	15.01 to 15.01	7.8% to 7.8%	3.5%
	2009	980	70	13.92 to 13.92	15.7% to 15.7%	8.6%
	2008	860	71	12.03 to 12.03	(3.2%) to (3.2%)	3.6%
Fidelity® VIP Mid Cap Portfolio—Initial Class	2012	$4,191	152	$ 9.82 to $27.85	14.8% to 14.8%	0.6%
	2011	4,090	171	8.55 to 24.25	(14.5%) to (10.6%)	0.2%
	2010	5,008	185	27.13 to 27.13	28.8% to 28.8%	0.4%
	2009	3,586	170	21.06 to 21.06	40.1% to 40.1%	0.7%
	2008	2,460	164	15.03 to 15.03	(39.4%) to (39.4%)	0.5%
Fidelity® VIP Overseas Portfolio—Initial Class	2012	$5,587	328	$ 9.63 to $17.02	20.7% to 20.7%	2.0%
	2011	4,939	350	7.97 to 14.10	(20.3%) to (17.2%)	1.3%
	2010	6,346	373	17.02 to 17.02	13.1% to 13.1%	1.5%
	2009	4,661	310	15.05 to 15.05	26.5% to 26.5%	2.3%
	2008	3,329	280	11.89 to 11.89	(43.8%) to (43.8%)	3.2%
Invesco V.I. Global Real Estate Fund—Series I Shares	2012	$34	3	$11.80 to $11.80	28.1% to 28.1%	0.9%
	2011	10	1	9.21 to 9.21	(7.9%) to (7.9%)	7.1%
Invesco V.I. International Growth Fund—Series I Shares	2012	$6,187	609	$ 9.75 to $10.62	14.7% to 15.5%	1.5%
	2011	4,082	459	8.50 to 9.19	(8.1%) to (6.7%)	1.4%
	2010	3,338	353	9.18 to 9.63	12.1% to 12.9%	2.4%
	2009	2,523	300	8.19 to 8.53	34.3% to 35.2%	1.7%
	2008	1,318	211	6.10 to 6.31	(39.0%) to (36.9%)	1.7%
Invesco Van Kampen V.I. American Value Fund—Series I Shares	2012	$336	32	$10.60 to $11.12	6.0% to 17.3%	0.8%
	2011	26	3	9.48 to 9.48	(5.2%) to (5.2%)	1.5%
Janus Aspen Balanced Portfolio—Institutional Shares	2012	$—	—	$ —	—	—
	2011	110,758	5,199	17.93 to 31.59	0.9% to 1.6%	2.4%
	2010	118,469	5,630	17.64 to 31.30	7.6% to 8.4%	2.8%
	2009	118,893	6,098	16.28 to 29.08	25.0% to 25.9%	3.0%
	2008	102,134	6,536	12.93 to 23.26	(16.4%) to (15.8%)	2.7%
Janus Aspen Enterprise Portfolio—Institutional Shares	2012	$493	22	$10.83 to $23.21	17.3% to 17.3%	0.0%
	2011	986	53	9.23 to 19.79	(7.7%) to (1.4%)	0.0%
	2010	841	42	20.07 to 20.07	25.8% to 25.8%	0.1%
	2009	772	48	15.95 to 15.95	44.8% to 44.8%	0.0%
	2008	1,026	93	11.01 to 11.01	(43.7%) to (43.7%)	0.3%

NYLIAC VUL Separate Account-I

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Janus Aspen Forty Portfolio—Institutional Shares	2012	$16	1	$11.11 to $11.11	24.2% to 24.2%	0.7%
	2011	8	1	8.95 to 8.95	(10.5%) to (10.5%)	0.5%
Janus Aspen Worldwide Portfolio—Institutional Shares	2012	$78,464	5,872	$10.49 to $18.91	19.2% to 20.1%	0.9%
	2011	71,817	6,397	8.78 to 15.86	(14.3%) to (13.7%)	0.6%
	2010	90,055	6,886	10.23 to 18.51	15.0% to 15.8%	0.6%
	2009	84,953	7,452	8.88 to 16.10	36.7% to 37.7%	1.4%
	2008	64,854	7,785	6.48 to 11.77	(45.0%) to (44.7%)	1.2%
LVIP Baron Growth Opportunities Fund—Service Class	2012	$6	1	$11.60 to $11.60	18.2% to 18.2%	2.2%
	2011	—	—	9.81 to 9.81	(1.9%) to (1.9%)	0.0%
MFS® International Value Portfolio—Initial Class	2012	$381	36	$10.56 to $11.19	5.6% to 16.2%	0.5%
	2011	19	2	9.63 to 9.63	(3.7%) to (3.7%)	2.3%
MFS® Investors Trust Series—Initial Class	2012	$171	11	$15.76 to $15.76	19.2% to 19.2%	1.0%
	2011	135	10	13.23 to 13.23	(2.2%) to (2.2%)	0.9%
	2010	138	10	13.52 to 13.52	11.1% to 11.1%	1.2%
	2009	118	10	12.17 to 12.17	26.9% to 26.9%	1.7%
	2008	149	16	9.59 to 9.59	(33.1%) to (33.1%)	0.7%
MFS® New Discovery Series—Initial Class	2012	$2,934	175	$10.15 to $20.13	3.8% to 21.2%	0.0%
	2011	1,857	112	8.37 to 16.60	(16.3%) to (10.3%)	0.0%
	2010	2,270	123	18.50 to 18.50	36.3% to 36.3%	0.0%
	2009	1,477	109	13.57 to 13.57	63.2% to 63.2%	0.0%
	2008	904	109	8.32 to 8.32	(39.3%) to (39.3%)	0.0%
MFS® Research Bond Series—Initial Class	2012	$4	—	$11.48 to $11.48	7.4% to 7.4%	2.4%
MFS® Research Series—Initial Class	2012	$600	52	$10.31 to $14.08	3.1% to 17.3%	0.6%
	2011	123	10	12.00 to 12.00	(0.5%) to (0.5%)	0.9%
	2010	148	12	12.06 to 12.06	15.9% to 15.9%	0.9%
	2009	111	11	10.40 to 10.40	30.5% to 30.5%	1.4%
	2008	111	14	7.97 to 7.97	(36.1%) to (36.1%)	0.5%
MFS® Utilities Series—Initial Class	2012	$—	—	$ —	—	—
	2011	14,143	1,292	9.86 to 33.17	6.0% to 6.8%	3.2%
	2010	10,068	956	9.30 to 31.07	13.0% to 13.8%	3.0%
	2009	6,299	660	8.23 to 27.30	32.3% to 33.2%	4.4%
	2008	2,762	352	6.22 to 20.49	(37.8%) to (37.1%)	0.6%
MFS® Value Series—Initial Class	2012	$1	—	$11.02 to $11.02	16.3% to 16.3%	1.3%
	2011	—	—	9.48 to 9.48	(5.2%) to (5.2%)	2.2%
Neuberger Berman AMT Mid-Cap Growth—Class I	2012	$1,208	88	$ 9.66 to $21.05	(3.4%) to 12.4%	0.0%
	2011	607	32	9.47 to 18.73	(5.3%) to 0.5%	0.0%
	2010	540	29	18.64 to 18.64	29.1% to 29.1%	0.0%
	2009	397	27	14.44 to 14.44	31.6% to 31.6%	0.0%
	2008	400	36	10.97 to 10.97	(43.4%) to (43.4%)	0.0%
PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	2012	$321	19	$17.18 to $17.18	6.9% to 6.9%	1.6%
	2011	278	17	16.06 to 16.06	7.6% to 7.6%	2.6%
	2010	288	19	14.93 to 14.93	11.7% to 11.7%	2.7%
	2009	190	14	13.37 to 13.37	16.9% to 16.9%	3.2%
	2008	214	19	11.44 to 11.44	(0.9%) to (0.9%)	3.2%
PIMCO Low Duration Portfolio—Administrative Class Shares	2012	$374	29	$12.74 to $12.74	5.9% to 5.9%	1.9%
	2011	146	12	12.04 to 12.04	1.1% to 1.1%	1.8%
	2010	327	27	11.91 to 11.91	5.3% to 5.3%	1.6%
	2009	398	35	11.31 to 11.31	13.3% to 13.3%	2.5%
	2008	18	2	9.98 to 9.98	(2.0%) to (2.0%)	3.8%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

PIMCO Real Return—Administrative Class Shares	2012	$—	—	$ —	—	0.1%
	2011	7,132	601	11.48 to 14.57	10.9% to 11.7%	1.8%
	2010	3,095	284	10.35 to 13.05	3.5% to 8.1%	1.2%
	2009	276	23	12.07 to 12.07	18.4% to 18.4%	3.0%
	2008	248	24	10.20 to 10.20	(7.5%) to (7.5%)	3.4%
PIMCO Total Return Portfolio—Administrative Class Shares	2012	$3,011	184	$11.40 to $16.46	9.6% to 9.6%	2.6%
	2011	2,497	171	10.40 to 15.02	3.6% to 4.0%	2.6%
	2010	2,101	145	14.50 to 14.50	8.1% to 8.1%	2.4%
	2009	1,489	111	13.41 to 13.41	14.1% to 14.1%	5.1%
	2008	970	82	11.75 to 11.75	4.8% to 4.8%	4.3%
Royce Micro-Cap Portfolio—Investment Class	2012	$15,482	1,112	$13.60 to $14.16	6.9% to 7.6%	0.0%
	2011	14,055	1,084	12.73 to 13.15	(12.7%) to (12.1%)	2.5%
	2010	15,256	1,030	14.58 to 14.97	29.1% to 30.0%	2.0%
	2009	10,783	943	11.30 to 11.52	56.9% to 58.0%	0.0%
	2008	5,524	763	7.20 to 7.29	(43.7%) to (43.3%)	3.0%
Royce Small-Cap Portfolio—Investment Class	2012	$—	—	$ —	—	—
	2011	11,306	879	9.34 to 13.16	(6.6%) to (3.3%)	0.3%
	2010	11,388	853	13.08 to 13.61	19.7% to 20.5%	0.1%
	2009	8,297	744	10.93 to 11.29	34.3% to 35.2%	0.0%
	2008	5,569	676	8.12 to 8.35	(27.7%) to (27.2%)	0.8%
T. Rowe Price Blue Chip Growth Portfolio	2012	$25	2	$11.15 to $11.15	18.3% to 18.3%	0.1%
	2011	15	2	9.43 to 9.43	(5.7%) to (5.7%)	0.0%
T. Rowe Price Equity Income Portfolio	2012	$—	—	$ —	—	—
	2011	57,241	3,800	9.36 to 15.56	(6.4%) to (0.7%)	1.7%
	2010	61,045	4,008	14.70 to 15.76	14.2% to 15.0%	1.9%
	2009	54,933	4,126	12.78 to 13.77	24.7% to 25.6%	2.0%
	2008	46,045	4,327	10.17 to 11.02	(36.6%) to (36.1%)	2.4%
T. Rowe Price International Stock Portfolio	2012	$18	2	$10.24 to $10.24	18.4% to 18.4%	0.8%
	2011	4	—	8.64 to 8.64	(13.6%) to (13.6%)	5.0%
T. Rowe Price Limited-Term Bond Portfolio	2012	$814	59	$10.42 to $14.03	2.5% to 2.5%	2.0%
	2011	812	61	10.17 to 13.70	1.6% to 1.7%	2.4%
	2010	792	59	13.48 to 13.48	3.1% to 3.1%	2.8%
	2009	744	57	13.07 to 13.07	8.3% to 8.3%	3.4%
	2008	567	47	12.07 to 12.07	1.6% to 1.6%	3.8%
T. Rowe Price New America Growth Portfolio	2012	$5	—	$10.52 to $10.52	13.1% to 13.1%	0.8%
	2011	—	—	9.30 to 9.30	(7.0%) to (7.0%)	0.7%
The Merger Fund VL	2012	$21	2	$10.20 to $10.20	2.5% to 2.5%	0.0%
	2011	44	4	9.95 to 9.95	(0.5%) to (0.5%)	12.8%
UIF Emerging Markets Debt Portfolio—Class I	2012	$1,098	45	$24.48 to $24.48	18.0% to 18.0%	3.0%
	2011	1,134	55	20.76 to 20.76	7.0% to 7.0%	3.3%
	2010	831	43	19.39 to 19.39	9.7% to 9.7%	4.1%
	2009	744	42	17.67 to 17.67	30.2% to 30.2%	7.8%
	2008	552	41	13.57 to 13.57	(15.0%) to (15.0%)	7.7%
UIF Emerging Markets Equity Portfolio—Class I	2012	$—	—	$ —	—	—
	2011	50,239	1,970	8.74 to 28.27	(18.8%) to (12.6%)	0.4%
	2010	67,344	2,156	29.15 to 34.56	18.2% to 19.0%	0.6%
	2009	59,476	2,263	24.66 to 29.04	68.7% to 69.8%	0.0%
	2008	34,991	2,270	14.62 to 17.10	(56.9%) to (56.6%)	0.0%
UIF U.S. Real Estate Portfolio—Class I	2012	$10,608	844	$11.09 to $27.89	15.0% to 15.8%	0.8%
	2011	7,986	713	9.64 to 24.07	0.1% to 5.9%	0.8%
	2010	6,549	606	9.16 to 22.73	29.1% to 30.0%	1.7%
	2009	2,659	285	7.10 to 17.49	27.5% to 28.4%	3.8%
	2008	2,593	385	5.57 to 13.62	(44.3%) to (37.9%)	3.3%

NYLIAC VUL Separate Account-I

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Van Eck VIP Global Hard Assets—Initial Class	2012	$—	—	$ —	—	—
	2011	43,368	2,304	8.11 to 35.48	(18.9%) to (16.5%)	1.1%
	2010	51,951	2,288	21.28 to 42.46	28.3% to 29.2%	0.4%
	2009	39,920	2,268	16.55 to 32.86	56.4% to 57.5%	0.2%
	2008	21,712	1,932	10.56 to 20.86	(46.5%) to (46.1%)	0.3%
Van Eck VIP Multi-Manager Alternatives—Initial Class	2012	$1,056	97	$ 9.80 to $11.05	(0.5%) to 1.3%	0.0%
	2011	1,136	105	9.67 to 10.91	(3.3%) to (2.3%)	0.9%
	2010	1,234	111	11.16 to 11.16	5.0% to 5.0%	0.0%
	2009	1,101	104	10.63 to 10.63	13.9% to 13.9%	0.2%
	2008	627	67	9.34 to 9.34	(13.1%) to (13.1%)	0.1%
Victory VIF Diversified Stock Fund—Class A Shares	2012	$5	—	$10.35 to $10.35	16.3% to 16.3%	0.5%
	2011	26	3	8.90 to 8.90	(11.0%) to (11.0%)	0.7%

Not all investment options are available under all policies.

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of average net assets were 0.05%—1.00%, excluding expenses of the underlying Funds, surrender charges, and policy service charges.

[1]

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

[2]

These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net asset value. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation

and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the underlying funds’ transfer agents at December 31, 2012, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 9, 2013

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS

(GAAP Basis)

December 31, 2012 and 2011

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

	December 31,
	2012	2011
	(in millions)
ASSETS
Fixed maturities, at fair value
Available-for-sale (includes securities pledged as collateral that can be sold or repledged of $451 in 2012 and $452 in 2011)	$72,188	$69,692
Trading securities	126	147
Equity securities, at fair value
Available-for-sale	130	177
Trading securities	79	2
Mortgage loans, net of allowances	8,488	7,152
Policy loans	872	848
Securities purchased under agreements to resell	59	90
Investments in affiliates	2,522	1,637
Other investments	1,225	1,230

Total investments	85,689	80,975
Cash and cash equivalents	633	520
Deferred policy acquisition costs	2,027	2,313
Interest in annuity contracts	5,978	5,720
Amounts recoverable from reinsurer
Affiliated	7,675	7,345
Unaffiliated	300	278
Other assets	1,317	1,233
Separate account assets	21,638	18,955

Total assets	$125,257	$117,339

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholders’ account balances	$63,733	$63,049
Future policy benefits	11,579	9,352
Policy claims	270	282
Obligations under structured settlement agreements	5,978	5,720
Amounts payable to reinsurer
Affiliated	6,626	6,389
Unaffiliated	47	41
Other liabilities	3,291	2,986
Separate account liabilities	21,638	18,955

Total liabilities	113,162	106,774

Stockholder’s Equity
Capital stock — par value $10,000 (20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	3,024	2,106
Retained earnings	5,118	4,506

Total stockholder’s equity	12,095	10,565

Total liabilities and stockholder’s equity	$125,257	$117,339

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31,
	2012	2011	2010
	(in millions)
Revenues
Premiums	$2,816	$2,427	$1,892
Fees-universal life and annuity policies	885	838	731
Net investment income	3,611	3,597	3,567
Net investment gains (losses)
Total other-than-temporary impairments on fixed maturities	(63)	(122)	(172)
Total other-than-temporary impairments on fixed maturities recognized in accumulated other comprehensive income	18	14	57
All other net investment gains	75	93	124

Total net investment gains (losses)	30	(15)	9
Net revenue from reinsurance	85	82	218
Other income	68	55	47

Total revenues	7,495	6,984	6,464

Expenses
Interest credited to policyholders’ account balances	2,055	2,415	2,217
Increase in liabilities for future policy benefits	2,199	1,983	1,516
Policyholder benefits	973	867	674
Operating expenses	1,416	1,307	1,269

Total expenses	6,643	6,572	5,676

Income before income taxes	852	412	788
Income tax expense	240	88	183

Net income	$612	$324	$605

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

	Year Ended December 31,
	2012	2011	2010
	(in millions)
Net income	$612	$324	$605

Other comprehensive income, net of tax
Net unrealized investment gains
Net unrealized investment gains arising during the period	1,004	1,091	1,039
Less: reclassification adjustment for net unrealized investment gains included in net income	(86)	(85)	(65)

Net unrealized investment gains, net	918	1,006	974

Total other comprehensive income, net of tax	918	1,006	974

Comprehensive income	$1,530	$1,330	$1,579

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY

Years Ended December 31, 2012, 2011 and 2010

(in millions)

			Accumulated Other Comprehensive Income (Loss)
	Capital Stock	Additional Paid In Capital	Net Unrealized Investment Gains	Net Unrealized Gains (Losses) on Other-Than Temporarily Impaired Fixed Maturity Investments	Retained Earnings	Total Stockholder’s Equity
Balance at December 31, 2009	$25	$3,628	$183	$(72)	$4,056	$7,820
Cumulative effect of change in accounting principle, net tax	–	–	15	–	(479)	(464)

Balance at January 1, 2010, as adjusted	$25	$3,628	$198	$(72)	$3,577	$7,356
Net income					605	605
Other comprehensive income, net of tax			960	14		974

Balance at December 31, 2010	$25	$3,628	$1,158	$(58)	$4,182	$8,935
Net income					324	324
Other comprehensive income, net of tax			1,003	3		1,006
Capital Contribution		300				300

Balance at December 31, 2011	$25	$3,928	$2,161	$(55)	$4,506	$10,565
Net income					612	612
Other comprehensive income, net of tax			872	46		918

Balance at December 31, 2012	$25	$3,928	$3,033	$(9)	$5,118	$12,095

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF CASH FLOWS

	Year Ended December 31,
	2012	2011	2010
	(in millions)
Cash Flows from Operating Activities:
Net income	$612	$324	$605
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	(8)	11	(8)
Net capitalization of deferred policy acquisition costs	127	10	(61)
Universal life and annuity fees	(677)	(623)	(570)
Interest credited to policyholders’ account balances	2,055	2,415	2,217
Capitalized interest and dividends reinvested	(192)	(153)	(92)
Net investment (gains) losses	(30)	15	(9)
Equity in earnings of limited partnerships	23	6	(22)
Deferred income taxes	61	(160)	47
Net revenue from intercompany reinsurance	(1)	(1)	(1)
Net change in unearned revenue liability	32	25	36
Changes in:
Other assets and other liabilities	25	200	(225)
Reinsurance payables	(10)	(1)	(52)
Policy claims	(12)	51	(6)
Future policy benefits	2,265	1,985	1,525

Net cash provided by operating activities	4,270	4,104	3,384

Cash Flows from Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	3,752	5,233	9,135
Maturity and repayment of available-for-sale fixed maturities	8,683	8,256	7,103
Sale of equity securities	128	120	40
Repayment of mortgage loans	816	657	996
Sale of other investments	1,969	3,083	3,615
Sale of trading securities	39	1	12
Maturity and repayment of trading securities	31	34	10
Cost of:
Available-for-sale fixed maturities acquired	(13,407)	(16,062)	(21,387)
Equity securities acquired	(58)	(282)	(11)
Mortgage loans acquired	(2,149)	(2,010)	(1,055)
Acquisition of other investments	(3,005)	(3,873)	(3,854)
Acquisition of trading securities	(112)	(86)	(73)
Securities purchased under agreements to resell	31	56	26
Cash collateral (paid) received on derivatives	–	(10)	–
Policy loans (net)	(32)	(27)	(18)

Net cash used in investing activities	(3,314)	(4,910)	(5,461)

Cash Flows from Financing Activities:
Policyholders’ account balances:
Deposits	4,763	6,187	7,756
Withdrawals	(4,370)	(4,817)	(4,467)
Net transfers to the separate accounts	(1,145)	(806)	(567)
Securities sold under agreements to repurchase (net)	(38)	(68)	(353)
Net paydowns from debt	(2)	(11)	(52)
Change in book and bank overdrafts	33	(12)	17
Cash collateral (paid) received on derivatives	(82)	(30)	14
Capital contribution from parent	–	123	–

Net cash provided by financing activities	(841)	566	2,348

Effect of exchange rate changes on cash and cash equivalents	(2)	(1)	3

Net increase (decrease) in cash and cash equivalents	113	(241)	274
Cash and cash equivalents, beginning of year	520	761	487

Cash and cash equivalents, end of year	$633	$520	$761

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(GAAP BASIS)

DECEMBER 31, 2012, 2011 AND 2010

NOTE 1 — NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its Insurance and Investment Groups. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s agency force with certain products also marketed through independent brokers and brokerage general agents.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled subsidiaries, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been eliminated in consolidation.

Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or equity as previously reported. Refer to Note 16 — Supplemental Cash Flow Information for further discussion.

The Delaware State Insurance Department (“the Department”) recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note 17 — Statutory Financial Information) for further discussion.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 15 — Fair Value Measurements. The amortized cost of fixed maturities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidated Statement of Operations. Unrealized gains and

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

losses on available-for-sale securities are reported in net unrealized investment gains in accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments, in the accompanying Consolidated Statement of Financial Position. Unrealized gains and losses from fixed maturity investments classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources or internal estimates. For mortgage-backed and asset-backed securities, projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition) the adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities are adjusted for impairments in value deemed to be other-than-temporary, and a realized loss is recognized in net investment gains (losses) in the accompanying Consolidated Statement of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in value is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration of time that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition, when the fair value is below amortized cost and there are negative changes in estimated future cash flows are deemed other-than-temporary impaired securities.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity security’s cost and its fair value is recognized in earnings only when either the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI is recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in other comprehensive income (loss) (“OCI”). The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults and recoveries

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

For the non-agency residential mortgage-backed security (“RMBS”) portfolio, the Company updates cash flow projections quarterly. The projections are determined for each security based upon the evaluation of prepayment, delinquency and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults and losses in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used in the previous forecasts. Both qualitative and quantitative factors are used in creating the Company’s non-agency RMBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company’s ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimate and the Company may recognize additional OTTI.

Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 15 — Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Statement of Financial Position. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other than temporary include: i) whether the decline is substantial; ii) the duration that the fair value has been less than cost; and iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in net investment gains (losses) in the accompanying Consolidated Statement of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value.

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is updated triennially unless a more current appraisal is warranted. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk based on geographic locations and property types as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance is established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy’s cash surrender value.

Investment in Affiliates consists of the Company’s investment in the New York Life Short Term Fund (“STIF”) and a revolving loan agreement with Madison Capital Funding LLC (“MCF”). For further discussion refer to Note 4 — Investments.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on Derivative Financial Instruments below), short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs and are not further depreciated once classified as such.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method, which for limited partnerships results in unrealized gains and losses from underlying investments being recorded in net investment income in the accompanying Consolidated Statement of Operations. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Statement of Financial Position.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred but not specifically identified losses is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans.

Net investment gains or losses on sales are generally computed using the specific identification method.

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Derivative Financial Instruments

Derivatives are recorded at fair value either as assets, within “Other investments” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80% to 125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy.

The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expired or is sold, terminated or exercised; (iii) it is probable that the forecasted transaction will not occur, or (iv) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting.

The Company receives collateral on derivatives with positive fair values, which is included in other liabilities in the accompanying Consolidated Statement of Financial Position, to mitigate its risk of loss from counterparty default. The Company also posts collateral for derivatives that are in a net liability position, which is included in other assets in the accompanying Consolidated Statement of Financial Position (refer to Note 14 — Derivative Financial Instruments and Risk Management).

Cash Flow Hedges

The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of the authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

To the extent the derivative is highly effective in offsetting the variability of hedged cash flows; changes in fair value are recorded in OCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

portion of deferred gains or losses on the derivative instrument are reclassified and reported in the Consolidated Statement of Operations line item associated with the hedged item’s cash flows, either net investment gains (losses) or net investment income. Any amount of ineffectiveness of the derivative is immediately included in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the Statement of Financial Position at fair value and changes in their fair value are recorded currently in earnings. In certain instances, the Company may elect to carry the entire contract on the Statement of Financial Position at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows refer to Note 12 — Derivative Financial Instruments and Risk Management.

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s primary beneficiary, it is required to consolidate the VIE.

The Company is the primary beneficiary of a VIE if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

This authoritative guidance is deferred indefinitely for certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structures and former qualifying SPEs. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provisions, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain securities are loaned to third parties for the purpose of enhancing income on certain securities held. Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

securities loaned. If foreign securities are loaned and the denomination of the collateral is other than the denomination of the currency of the loaned securities, then the initial required collateral is 105% of the face value. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Cash collateral received is invested in short-term investments with an offsetting collateral liability included in “other liabilities” in the accompanying Consolidated Statement of Financial Position. The Company receives initial collateral equal to at least 95% of the fair value of the securities to be repurchased. The fair value of the securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

The Company enters into agreements to purchase and resell securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value including accrued interest. It is the Company’s policy to generally take possession or control of the securities purchased under these agreements. However, for tri-party repurchase agreements, the Company’s designated custodian takes possession of the underlying collateral securities. Securities purchased under agreements to resell are reflected separately in the accompanying Consolidated Statement of Financial Position. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities. The fair value of the securities to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Deferred Policy Acquisition Costs

The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that are directly related to successful contract acquisition have been deferred and recorded as an asset in the accompanying Consolidated Statement of Financial Position. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses associated with successfully negotiated contracts. Refer to Note 3 Adoption of New Accounting Pronouncements for discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which acquisition costs qualify for deferral.

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated effective life of those contracts. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year’s amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Statement of Financial Position.

Intangible Assets

The Company holds an intangible asset with a finite life which is amortized over its useful life. Intangible assets with finite useful lives are tested for impairment when facts and circumstances indicate that the carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using a discounted cash flow analysis with assumptions that a market participant would use.

All intangible assets are reported in other assets in the accompanying Consolidated Statement of Financial Position.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts (refer to Note 6 —  Policyholders’ Liabilities).

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain non-traditional long-duration life and annuity contracts, which are discussed in Note 6 — Policyholders’ Liabilities.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Policy Claims

The Company’s liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment liability include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance and is included in other liabilities in the accompanying Consolidated Statement of Financial Position. Refer to Note 15 – Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the Securities and Exchange Commission (“SEC”) and others that are not registered with the SEC. The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, receivables from affiliates and sales inducements. Other liabilities consist primarily of net deferred tax liabilities, collateral received on securities loaned, employee and agent benefits, and payables to affiliates.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note 6 — Policyholders’ Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 6 — Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

surrender charges, and are included as fee income in the accompanying Consolidated Statement of Operations. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 10 — Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Operations.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The authoritative guidance on income taxes requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (i) the nature of deferred tax assets and liabilities; (ii) whether they are ordinary or capital; (iii) in which tax jurisdictions they were generated and the timing of their reversal; (iv) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (v) the length of time that carryovers can be utilized in the various tax jurisdictions; (vi) any unique tax rules that would impact the utilization of the deferred tax assets; and (vii) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within thirty days of the filing of the consolidated return.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than fifty percent likely of being realized upon settlement. Unrecognized tax benefits are included within other liabilities in the accompanying Consolidated Statement of Financial Position and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense in the accompanying Consolidated Statement of Operations.

Fair Value Measurements

For fair values of various assets and liabilities refer to Note 15 — Fair Value Measurements.

Business Risks and Uncertainties

In periods of extreme volatility and disruptions in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, limited liability companies, preferred and common stocks and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but may experience significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and its portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than they otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on certain of its life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on its portfolio of investments supporting those products, thus generating losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

The Company establishes and carries reserves to pay future policyholder benefits and claims. The process of calculating reserve amounts for an insurance organization involves the use of a number of estimates and assumptions including those related to mortality (the relative incidence of death in a given time or place), morbidity (the incidence rate of a disease or medical condition) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). Since the Company cannot precisely determine the amount or timing of actual future benefits and claims, actual results could differ significantly from those assumed. Deviations from one or more of these estimates and assumptions could have a material adverse effect on the Company’s results of operations or financial condition.

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, morbidity, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant increases in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability, or other factors. In addition, the Company could fail to accurately provide for changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match its pricing assumptions or its past results. As a result, its results of operations and financial condition could be materially adversely affected.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to us due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

The Risk-Based Capital (“RBC”) ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its Insurance and Investment Group businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

New York Life’s career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s view of an insurance company’s ability to meet its obligations to its insured. In certain of the Company’s markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds. In addition, downgrades of the sovereign credit rating of the United States of America would likely result in a corresponding downgrade of the financial strength rating of the Company by certain rating agencies, which could have an adverse effect on the Company’s results of operations.

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, derivatives and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

NOTE 3 — RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of OCI as part of the consolidated statement of equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of OCI either in a single continuous statement of comprehensive

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in OCI or when an item of OCI must be reclassified to net income. The Company opted to present net income and other comprehensive income in two separate consecutive statements. The Company adopted this guidance effective January 1, 2012. This guidance impacted the financial statement presentation but did not have an impact on the Company’s consolidated financial position or results of operations.

In December 2011, the FASB deferred the effective date for amendments to the presentation of reclassifications of items out of AOCI. The deferral is effective January 1, 2012 and as a result the Company will not be required to comply with the new reclassification presentation requirements.

In May 2011, the FASB issued updated guidance on the fair value measurements and related disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 15 — Fair Value Measurements. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company adopted this guidance effective January 1, 2012. The adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute TDRs. This guidance is intended to assist creditors in their evaluation of whether conditions exist that constitute a TDR. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s retroactive adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company adopted this guidance effective January 1, 2012. The adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third-parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a DAC asset only those advertising costs meeting the capitalization criteria for direct-response advertising. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows. Effective January 1, 2012, the Company adopted this guidance retrospectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present amounts as previously reported in 2011, the effect on those amounts of the change due to the retrospective adoption of the amended DAC guidance as described above. The adjusted amounts that are reflected in the accompanying Consolidated Financial Statements, are included herein.

Consolidated Statement of Financial Position:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Deferred policy acquisition costs	$2,873	$(560)	$2,313
Total Assets	117,899	(560)	117,339
Other liabilities	3,182	(196)	2,986
Total liabilities	106,970	(196)	106,774

Accumulated other comprehensive income	1,904	202	2,106
Retained earnings	5,072	(566)	4,506
Total equity	10,929	(364)	10,565
Total Liabilities and Equity	$117,899	$(560)	$117,339

Consolidated Statement of Comprehensive income:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Total Revenues	$6,984	$–	$6,984
Increase in liabilities for future policy benefits	1,953	30	1,983
Operating expenses	1,274	33	1,307
Total Expenses	6,509	63	6,572

Income before income taxes	475	(63)	412
Income tax expense	110	(22)	88
Net income	$365	$(41)	$324

	2010
	As Previously Reported	Effect of Change	As Currently Reported
Total Revenues	$6,464	$–	$6,464
Increase in liabilities for future policy benefits	1,467	49	1,516
Operating expenses	1,247	22	1,269
Total Expenses	5,605	71	5,676

Income before income taxes	859	(71)	788
Income tax expense	208	(25)	183
Net income	$651	$(46)	$605

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Consolidated Statement of Cash Flows:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Cash Flows from Operating Activities:
Net income	$365	$(41)	$324
Changes in:
Deferred policy acquisition costs	(23)	33	10
Deferred income taxes	(138)	(22)	(160)
Future policy benefits	1,955	30	1,985
Net cash provided by operating activities*	$4,104	$–	$4,104

	2010
	As Previously Reported	Effect of Change	As Currently Reported
Cash Flows from Operating Activities:
Net income	$651	$(46)	$605
Changes in:
Deferred policy acquisition costs	(83)	22	(61)
Deferred income taxes	72	(25)	47
Future policy benefits	1,476	49	1,525
Net cash provided by operating activities*	$3,384	$–	$3,384

*	Restated for prior year reclassifications.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures were effective for interim and annual reporting periods ending on or after December 15, 2011 for private companies. The Company elected to early adopt this guidance and provided the disclosures required by this guidance in Note 4 — Investments. The disclosures regarding activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to TDRs. The deferred disclosures, which were retrospectively adopted effective January 1, 2011, did not have a material effect on the Company’s financial statement disclosures.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively for all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance, effective January 1, 2011, did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about the level of disaggregation of asset classes and valuation techniques and inputs. This guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are provided in Note 15 — Fair Value Measurements.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a VIE. In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the power to direct the activities that significantly impact the entities economic performance and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance was effective for interim and annual reporting periods beginning after November 15, 2009.

In February 2010, the FASB issued updated guidance relative to VIEs which defers, except for disclosure requirements, the impact of this guidance for entities that (i) possess the attributes of an investment company, (ii) do not require the reporting entity to fund losses, and (iii) are not financing vehicles or entities that were formerly classified as qualified special purpose entities (“QSPE”). The Company’s adoption of this guidance effective January 1, 2010 did not result in any transition adjustment.

Future Adoption of New Accounting Pronouncements

In February 2013, the FASB issued updated guidance to improve the reporting of reclassifications out of accumulated other comprehensive income. The amendments require an entity to present either on the face of the financial statements or as a separate disclosure in the notes, the effect of significant reclassifications out of accumulated other comprehensive income if the amount being reclassified is required under U.S. GAAP to be reclassified in its entirety to net income. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income in the same reporting period, an entity is required to cross-reference other disclosures required under U.S. GAAP that provide additional detail about those amounts. The guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Company’s adoption of this guidance is expected to have an impact on the financial statement presentation but not on the Company’s consolidated financial position or results of operations.

In January 2013, the FASB issued amendments to clarify that the scope of Disclosures about Offsetting Assets and Liabilities applies to derivatives accounted for in accordance with guidance on Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset or subject to an enforceable master netting arrangement or similar agreement. The guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Company’s adoption of this guidance is expected to have an impact on the financial statement disclosures but not on the Company’s consolidated financial position or results of operations.

In December 2011, the FASB enhanced the disclosure requirements about financial instruments and derivative instruments that are either offset in accordance with existing guidance for right of setoff or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the financial statements. The guidance is effective for annual reporting periods beginning on or after January 1, 2013. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company’s adoption of this guidance is expected to have an impact on the Company’s

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

financial statement disclosures, but no impact on the Company’s consolidated financial position or results of operations.

NOTE 4 — INVESTMENTS

Fixed Maturities

The amortized cost and estimated fair value of fixed maturities as of December 31, 2012 and 2011, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

	2012		2011
Available-for-sale	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$3,086	$3,142	$2,524	$2,564
Due after one year through five years	14,159	15,273	15,009	15,880
Due after five years through ten years	14,916	16,550	14,019	15,218
Due after ten years	7,462	8,711	6,032	7,057
Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	15,373	16,933	15,625	17,173
Non-agency mortgage-backed securities	7,130	7,521	7,647	7,630
Non-agency asset-backed securities	3,970	4,058	4,136	4,167
Redeemable preferred securities	–	–	3	3

Total available-for-sale	$66,096	$72,188	$64,995	$69,692

At December 31, 2012 and 2011, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2012
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI[1]
U.S. Treasury	$857	$89	$1	$945	$ –
U.S. government corporations and agencies	1,558	221	1	1,778	–
U.S. agency mortgage-backed and asset-backed securities	15,373	1,577	17	16,933	–
Foreign governments	737	89	1	825	–
U.S. corporate	26,865	2,859	40	29,684	*
Foreign corporate	9,606	846	8	10,444	–
Non-agency residential mortgage-backed securities	2,580	82	91	2,571	(47)
Non-agency commercial mortgage-backed securities	4,550	407	7	4,950	–
Non-agency asset-backed securities[2]	3,970	113	25	4,058	(6)

Total available-for-sale	$66,096	$6,283	$191	$72,188	$(53)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses		Fair Value	OTTI in AOCI[1]
U.S. Treasury	$1,715	$120	$	*	$1,835	$–
U.S. government corporations and agencies	1,212	160		*	1,372	–
U.S. agency mortgage-backed and asset-backed securities	15,625	1,549		1	17,173	–
Foreign governments	818	92		3	907	–
U.S. corporate	25,547	2,338		76	27,809	–
Foreign corporate	8,292	559		55	8,796	–
Non-agency residential mortgage-backed securities	2,963	31		330	2,664	(140)
Non-agency commercial mortgage-backed securities	4,684	309		27	4,966	–
Non-agency asset-backed securities[2]	4,136	73		42	4,167	(8)
Redeemable preferred securities	3	–		–	3	–

Total available-for-sale	$64,995	$5,231		$534	$69,692	$(148)

*	Amounts less than $1 million

[1]

Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $22 million and $9 million for the years ended December 31, 2012 and 2011, respectively, of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

[2]	Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2012 and 2011, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $372 million and $209 million, respectively.

The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

Investments in fixed maturities that have been non-income producing for the last twelve months totaled less than $1 million at December 31, 2012 and 2011. These investments have been deemed other-than-temporarily impaired.

Equity Securities

At December 31, 2012 and 2011, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2012	$111	$21	$2	$130
2011	$171	$16	$10	$177

There were no investments in non-redeemable preferred stock that have been non-income producing for the last twelve months at December 31, 2012 and 2011, respectively.

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2012 and 2011, contractual commitments to extend credit under mortgage loan agreements amounted to $292 million and $164 million, respectively, at fixed and floating interest rates ranging from 2.74% to 6.11% in 2012, and from 3.75% to 6.14% in 2011. These commitments are diversified by property type and geographic region.

At December 31, 2012 and 2011, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

	2012		2011
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type:
Office buildings	$2,810	33.1%	$2,398	33.5%
Retail facilities	2,278	26.8	1,509	21.1
Apartment buildings	1,808	21.3	1,687	23.6
Industrial	1,310	15.5	1,144	16.0
Residential	241	2.8	372	5.3
Other	41	0.5	42	0.6

Total	$8,488	100.0%	$7,152	100.0%

Geographic Region:
South Atlantic	$2,552	30.1%	$2,022	28.3%
Central	1,926	22.7	1,662	23.2
Pacific	1,905	22.4	1,567	21.9
Middle Atlantic	1,745	20.6	1,570	22.0
New England	292	3.4	331	4.6
Other	68	0.8	–	–

Total	$8,488	100.0%	$7,152	100.0%

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. An analysis of the aging of the principal balances, excluding the allowance for credit losses that are past due is presented below. The table includes a breakdown of the mortgage loans that are ninety days past due and either are (1) still accruing interest or (2) on non-accrual status (in millions):

	2012
	30-59 Days	60-89 Days	90 Days and Over	Total Past Due	Current	Total Mortgage Loans	Recorded Mortgage Loans > 90 Days Accruing	Non-accrual Mortgage Loans > 90 Days
Property Type:
Office buildings	$–	$–	$–	$–	$2,820	$2,820	$–	$–
Retail facilities	–	–	–	–	2,286	2,286	–	–
Apartment buildings	–	–	–	–	1,814	1,814	–	–
Industrial	–	–	–	–	1,315	1,315	–	–
Residential	–	–	7	7	240	247	–	7
Other	–	–	–	–	41	41	–	–

Total	$–	$–	$7	$7	$8,516	$8,523	$–	$7

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	30-59 Days	60-89 Days	90 Days and Over	Total Past Due	Current	Total Mortgage Loans	Recorded Mortgage Loans > 90 Days Accruing	Non-accrual Mortgage Loans > 90 Days
Property Type:
Office buildings	$–	$–	$–	$–	$2,410	$2,410	$–	$–
Retail facilities	–	–	–	–	1,516	1,516	–	–
Apartment buildings	–	–	–	–	1,696	1,696	–	–
Industrial	–	–	–	–	1,152	1,152	–	–
Residential	–	–	9	9	370	379	–	9
Other	–	–	–	–	43	43	–	–

Total	$–	$–	$9	$9	$7,187	$7,196	$–	$9

As discussed in Note 2 — Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses. The activity in the mortgage loan specific and general reserves for the years ended December 31, 2012 and 2011 are summarized below (in millions):

	2012
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$7	$37	$44
Provision for credit losses	–	–	–
Direct write-downs	–	(6)	(6)
Recoveries	(1)	(2)	(3)

Ending balance	$6	$29	$35

Ending balance:
Individually evaluated for impairment (specific)	$3	$–	$3
Collectively evaluated for impairment (general)	$3	$29	$32
Mortgage Loans:
Ending balance (recorded investment, net of allowance for credit losses):
Individually evaluated for impairment (specific)	$5	$3	$8
Collectively evaluated for impairment (general)	$236	$8,244	$8,480

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$8	$38	$46
Provision for credit losses	–	1	1
Direct write-downs	(1)	(1)	(2)
Recoveries	–	(1)	(1)

Ending balance	$7	$37	$44

Ending Balance:
Individually evaluated for impairment (specific)	$3	$6	$9
Collectively evaluated for impairment (general)	$4	$31	$35
Mortgage Loans:
Ending balance (recorded investment, net of allowance for credit losses):
Individually evaluated for impairment (specific)	$6	$27	$33
Collectively evaluated for impairment (general)	$366	$6,753	$7,119

For the year ended December 31, 2010, the provision for credit losses was $7 million and direct write-downs were $15 million.

The Company closely monitors mortgage loans with the potential for impairment by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate and catastrophic events. For residential mortgage loans, loans that are sixty or more days delinquent are monitored for potential impairment.

As mentioned above, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. As of December 31, 2012 and 2011, LTVs on the Company’s mortgage loans, net of allowance for credit losses, are as follows (in millions):

	2012
	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Other	Total
above 95%	$–	$–	$11	$3	$1	$–	$15
91% to 95%	–	–	12	32	1	–	45
81% to 90%	101	67	47	239	6	–	460
71% to 80%	279	234	375	205	24	19	1,136
below 70%	2,430	1,977	1,363	831	209	22	6,832

Total	$2,810	$2,278	$1,808	$1,310	$241	$41	$8,488

	2011
	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Other	Total
above 95%	$4	$–	$18	$12	$2	$–	$36
91% to 95%	–	–	24	49	2	–	75
81% to 90%	198	71	61	239	7	21	597
71% to 80%	314	262	415	201	30	–	1,222
below 70%	1,882	1,176	1,169	643	331	21	5,222

Total	$2,398	$1,509	$1,687	$1,144	$372	$42	$7,152

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Additional information on impaired mortgage loans is provided below (in millions):

	2012
	Recorded Investment	Unpaid Principal Balance	Related Allowance		Average Recorded Investment	Interest Income Recognized
With related allowance:
Office buildings	$–	$–		$–	$–		$–
Apartment buildings	–	–		–	–		–
Residential	5	8		3	5		*
Industrial	3	3		–	7		*

Total	$8	$11		$3	$12	$	*

Commercial	$3	$3	$	*	$7	$	*

Residential	$5	$8		$3	$5	$	*

	2011
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With related allowance:
Office buildings	$4	$5	$1	$5	$	*
Apartment buildings	11	12	1	13		1
Residential	6	9	3	6		*
Industrial	12	16	4	13		1

Total	$33	$42	$9	$37		$2

Commercial	$27	$33	$6	$31		$2

Residential	$6	$9	$3	$6	$	*

*	Amounts less than $1 million

At December 31, 2012 and 2011, the Company did not have any impaired loans without a related allowance.

The Company did not have any loan modifications in 2012 and 2011.

Investments in mortgage loans that have been non-income producing for the last twelve months totaled $4 million at December 31, 2012 and 2011.

Investments in Affiliates

	2012	2011
STIF	$938	$712
MCF Revolving Loan Agreement	1,584	925

Total investments in affiliates	$2,522	$1,637

The STIF was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC (“NYL Investments”), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The MCF Revolving Loan Agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 14 — Related Party Transactions for further discussion.

Other Investments

The components of other investments as of December 31, 2012 and 2011 were as follows (in millions):

	2012	2011
Limited partnerships/Limited liability companies	$648	$563
Senior secured commercial loans	215	318
Derivatives	153	182
Real Estate	56	15
Short-term investments	30	91
Other invested assets	123	61

Total other investments	$1,225	$1,230

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $219 million and $331 million at December 31, 2012 and 2011, respectively. The Company establishes a loss reserve for specifically impaired loans and assigns internal risk ratings for the remainder of the portfolio on which it assesses a general loss reserve. The loss reserve was $4 million and $13 million for the years ended December 31, 2012 and 2011, respectively. Refer to Note 2 — Significant Accounting Policies for further details.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $170 million and $185 million at December 31, 2012 and 2011, respectively.

There was no accumulated depreciation on real estate for the years ended December 31, 2012 or 2011. There was no depreciation expense for the year ended December 31, 2012 or 2011. Depreciation expense was less than $1 million for the year ended December 31, 2010, and was recorded as a component of net investment income in the accompanying Consolidated Statement of Operations.

Investments in Real Estate that have been non-income producing for the last twelve months totaled $5 million and $4 million at December 31, 2012 and 2011, respectively.

VIEs

Consolidated VIE

At December 31, 2012 and 2011, the Company included assets of $44 million and $45 million, respectively, in the accompanying Consolidated Statement of Financial Position, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the transaction documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to Energy Savings Performance Contracts and issuing certificates representing the right to those receivables. The following table reflects the carrying amount and balance sheet classification of the assets and liabilities of the consolidated VIE as of December 31, 2012 and 2011 (in millions).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

	2012	2011
Cash	$4	$4
Other investments*	40	41

Total assets	$44	$45

Other liabilities	5	5

Total liabilities	$5	$5

*	Included in Limited partnerships/Limited liability companies

Unconsolidated VIEs

In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments and are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs economic performance. The Company classifies these investments on its accompanying Consolidated Statement of Financial Position as fixed maturities — available-for-sale and fixed maturities — trading. The maximum exposure to loss associated with these investments was $28,638 million and $29,117 million as of December 31, 2012 and 2011, respectively.

In the normal course of its activities, the Company will invest in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments on its accompanying Consolidated Statement of Financial Position as “other investments” and its maximum exposure to loss associated with these entities was $648 million and $563 million as of December 31, 2012 and 2011, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are previously disclosed in Note 4 — Investments.

Restricted Assets and Special Deposits

Assets of $4 million at December 31, 2012 and 2011 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Statement of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Refer to Note 13 — Commitments and Contingencies for additional discussions on assets pledged as collateral.

NOTE 5 — INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of net investment income for the years ended December 31, 2012, 2011 and 2010 were as follows (in millions):

	2012	2011	2010
Fixed maturities	$3,141	$3,184	$3,171
Equity securities	8	8	1
Mortgage loans	422	368	352
Policy loans	59	59	56
Other investments	75	65	65

Gross investment income	3,705	3,684	3,645
Investment expenses	(94)	(87)	(78)

Net investment income	$3,611	$3,597	$3,567

For the years ended December 31, 2012, 2011 and 2010, net investment gains (losses) were as follows (in millions):

	2012	2011	2010
Fixed maturities
Total OTTI losses	$(63)	$(122)	$(172)
Portion of OTTI losses recognized in OCI	18	14	57

Net OTTI losses on fixed maturities recognized in earnings	(45)	(108)	(115)
All other gains	181	249	221

Fixed maturities, net	136	141	106
Equity securities	10	(6)	5
Mortgage loans	1	(2)	(13)
Derivative instruments	(110)	(143)	(109)
Other	(7)	(5)	20

Net investment gains/(losses)	$30	$(15)	$9

The net gains or (losses) on trading securities (both fixed maturities and equity securities) amounted to $12 million, $(2) million and $5 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Realized gains on sales of available-for-sale fixed maturities were $192 million for the year ended December 31, 2012 and $270 million for each of the years ended December 31, 2011 and 2010. Realized losses for the years ended December 31, 2012, 2011, and 2010 were $16 million, $19 million and $53 million, respectively. Realized gains on sales of available-for-sale equity securities were $19 million, $7 million and $5 million for the years ended December 31, 2012, 2011 and 2010, respectively, and realized losses were $12 million, $11 million and less than $1 million, respectively.

Losses from OTTI on equity securities (included in net investment gains (losses) on equity securities above) were $3 million, $2 million and less than $1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present the Company’s gross unrealized losses and fair values for available-for-sale fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2012 and 2011 (in millions):

	2012
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale fixed maturities
U.S. Treasury	$105	$1	$–	$–	$105	$1
U.S. government corporations and agencies	146	1	–	–	146	1
U.S. agency mortgage-backed and asset-backed securities	879	17	14	*	893	17
Foreign governments	15	*	5	1	20	1
U.S. corporate	930	21	191	19	1,121	40
Foreign corporate	46	5	157	3	203	8
Non-agency residential mortgage-backed securities	64	2	941	89	1,005	91
Non-agency commercial mortgage-backed securities	97	1	72	6	169	7
Non-agency asset-backed securities	404	3	213	22	617	25

Total available-for-sale fixed maturities	2,686	51	1,593	140	4,279	191

Available-for-sale equity securities
Common stock	30	2	1	*	31	2
Preferred stock	*	*	–	–	*	*

Total available-for-sale equity securities	30	2	1	–	31	2

Total	$2,716	$53	$1,594	$140	$4,310	$193

*	Unrealized losses are less than $1 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	Less than 12 Months			Greater than 12 Months		Total
	Fair Value	Unrealized Losses		Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale fixed maturities
U.S. Treasury	$1	$	*	$–	$–	$1	$	*
U.S. government corporations and agencies	23		*	5	*	28		*
U.S. agency mortgage-backed and asset-backed securities	111		–	1	1	112		1
Foreign governments	19		2	3	1	22		3
U.S. corporate	1,824		51	236	25	2,060		76
Foreign corporate	816		39	145	16	961		55
Non-agency residential mortgage-backed securities	534		17	1,434	313	1,968		330
Non-agency commercial mortgage-backed securities	217		11	85	16	302		27
Non-agency asset-backed securities	1,333		11	200	31	1,533		42

Total available-for-sale fixed maturities	4,878		131	2,109	403	6,987		534

Available-for-sale equity securities
Common stock	86		10	–	–	86		10

Total available-for-sale equity securities	86		10	–	–	86		10

Total	$4,964		$141	$2,109	$403	$7,073		$544

*	Unrealized losses are less than $1 million.

At December 31, 2012, the unrealized loss amount consisted of approximately 881 different fixed maturities and 24 equity securities.

At December 31, 2012, unrealized losses on investment grade fixed maturities were $68 million or 36% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $123 million or 64% of the Company’s total fixed maturities’ unrealized losses at December 31, 2012.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $62 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $7 million for 6 months or less, less than $1 million for greater than 6 months through 12 months and $55 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

Corporate Bonds.    U.S. corporate securities with a fair value below 80% of the security’s amortized cost totaled $12 million or 30% of the total unrealized losses on U.S. corporate securities. Foreign corporate securities with a fair value below 80% of the security’s amortized cost totaled $5 million or 66% of the total unrealized loss on foreign corporate securities. While the losses were spread across all industry sectors, the largest sectors with

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

unrealized losses on securities with a fair value below 80% of the security’s amortized cost include Banks ($7 million) and Finance ($6 million). These securities are evaluated in accordance with the Company’s impairment policy. Because the securities continue to meet their contractual payments and the Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery, the Company did not consider these investments to be other than temporarily impaired.

Non-Agency Mortgage-Backed Securities.    Residential mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $27 million or 30% of total unrealized losses on residential mortgage-backed securities. Commercial mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $4 million or 51% of total unrealized losses on commercial mortgage-backed securities. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. The Company also evaluates mortgage-backed securities for other-than-temporary impairments in accordance with its impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before its anticipated recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.

Non-Agency Asset-Backed Securities.    Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with the Company’s impairment policy. Asset-backed securities that were priced below 80% of the securities amortized cost represented $14 million or 56% of the total unrealized losses for asset-backed securities. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Statement of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

The components of net unrealized investment gains (losses) reported in AOCI at December 31, 2012, 2011 and 2010 are as follows (in millions):

	2012	2011	2010
Fixed maturites, available-for-sale-all other	$6,123	$4,836	$2,525
Fixed maturities on which an OTTI loss has been recognized	(31)	(139)	(151)

Total fixed maturities	6,092	4,697	2,374
Equity securities, available-for-sale	19	6	10
Derivatives designated as cash flow hedges	(7)	(3)	(12)
Other investments	3	3	1

Subtotal	6,107	4,703	2,373
Amounts recognized for:
Deferred policy acquisition costs	(1,383)	(1,224)	(723)
Other assets (sales inducements)	(32)	(28)	(17)
Policyholders’ account balances and future policy benefits	(41)	(212)	59
Deferred taxes	(1,627)	(1,133)	(592)

Net unrealized gains on investments	$3,024	$2,106	$1,100

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net unrealized gains (losses) for the years ended December 31, 2012, 2011 and 2010, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):

Net unrealized investment gains and losses on fixed maturities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2009	$(179)	$67	$2	$(2)	$40	$(72)
Net investment gains (losses) on investments arising during the period	86	–	–	–	(30)	56
Reclassification adjustment for (gains) losses included in net income	18	–	–	–	(6)	12
Reclassification adjustment for OTTI losses excluded from net income[1]	(76)	–	–	–	27	(49)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(4)	(1)	–	1	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	(1)	*	(1)

Balance, December 31, 2010	$(151)	$63	$1	$(3)	$32	$(58)

Net investment gains (losses) on investments arising during the period	(3)	–	–	–	1	(2)
Reclassification adjustment for (gains) losses included in net income	47	–	–	–	(16)	31
Reclassification adjustment for OTTI losses excluded from net income[1]	(32)	–	–	–	11	(21)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(7)	*	–	2	(5)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	–	–	–

Balance, December 31, 2011	$(139)	$56	$1	$(3)	$30	$(55)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Net investment gains (losses) on investments arising during the period	113	–	–	–	(39)	74
Reclassification adjustment for (gains) losses included in net income	4	–	–	–	(1)	3
Reclassification adjustment for OTTI losses excluded from net income[1]	(9)	–	–	–	3	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(38)	(1)	–	12	(27)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	2	*	2

Balance, December 31, 2012	$(31)	$18	$–	$(1)	$5	$(9)

*	Amounts less than $1 million

[1]	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

All other net unrealized investment gains and losses in AOCI

	Net Unrealized Gains (Losses) on Investments[1]	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2009	$487	$ (184)	$(7)	$9	$ (107)	$198
Net investment gains (losses) on investments arising during the period	2,080	–	–	–	(728)	1,352
Reclassification adjustment for (gains) losses included in net income	(119)	–	–	–	42	(77)
Reclassification adjustment for OTTI losses excluded from net income[2]	76	–	–	–	(27)	49
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(602)	(11)	–	215	(398)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	53	(19)	34

Balance, December 31, 2010	$2,524	$(786)	$(18)	$62	$(624)	$1,158

Net investment gains (losses) on investments arising during the period	2,465	–	–	–	(863)	1,602
Reclassification adjustment for (gains) losses included in net income	(179)	–	–	–	63	(116)
Reclassification adjustment for OTTI losses excluded from net income[2]	32	–	–	–	(11)	21
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(494)	(11)	–	177	(328)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	(271)	95	(176)

Balance, December 31, 2011	$4,842	$(1,280)	$(29)	$(209)	$(1,163)	$2,161

Net investment gains (losses) on investments arising during the period	1,425	–	–	–	(499)	926
Reclassification adjustment for (gains) losses included in net income	(138)	–	–	–	49	(89)
Reclassification adjustment for OTTI losses excluded from net income[2]	9	–	–	–	(3)	6
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(121)	(3)	–	43	(81)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	169	(59)	110

Balance, December 31, 2012	$6,138	$(1,401)	$(32)	$(40)	$(1,632)	$3,033

[1]	Includes cash flow hedges. Refer to Note 12 – Derivative Financial Instruments and Risk Management for information on cash flow hedges.

[2]	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following rollforward provides a breakdown of the cumulative credit loss component of OTTI losses recognized in earnings of fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2012	2011
Balance at beginning of year	$208	$201
Additions
Credit loss impairments recognized in the current period on securities previously not impaired	6	26
Additional credit loss impairments recognized in the current period on securities previously impaired	20	51
Reductions
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(50)	(70)

Balance at end of year	$184	$208

NOTE 6 — POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2012 and 2011 were as follows (in millions):

	2012	2011
Deferred annuities	$38,213	$38,473
Universal life contracts	23,997	22,937
Annuities certain	511	513
Supplementary contracts without life contingencies	335	379
Unearned revenue liability	272	277
Guaranteed minimum accumulation benefit	405	470

Total policyholders’ account balances	$63,733	$63,049

Policyholders’ account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

The Guaranteed Minimum Accumulation Benefit (“GMAB”) is the fair value of embedded derivatives on deferred annuity contracts.

At December 31, 2012 and 2011, of the total policyholders’ account balances of $63,733 million and $63,049 million, respectively, the total amounts that have surrender privileges were $62,834 million and $62,159 million, respectively. The amounts that can be surrendered for cash by policyholders at December 31, 2012 and 2011 were $60,399 million and $59,636 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table highlights the interest rate assumptions generally utilized in calculating policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2012:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	0.5% to 10%	Surrender charges 0% to 10% for up to 10 years.
Annuities certain	0.05% to 5%	No surrender or withdrawal charges.
Universal life contracts	2.50% to 8.00%	Various up to 19 years.
Supplementary contracts without life contingencies	1.0% to 3.5%	No surrender or withdrawal charges.

Less than 1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2012 and 2011 were as follows (in millions):

	2012	2011
Life insurance:
Taiwan business — 100% coinsured	$1,028	$929
Other life	192	165

Total life insurance	1,220	1,094
Individual and group payout annuities	10,316	8,203
Other contract liabilities	43	55

Total future policy benefits	$11,579	$9,352

Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2012:

Product	Mortality	Interest Rate	Estimation Method
Life insurance: Taiwan business — 100% coinsured	Based upon best estimates at time of policy issuance with provision for adverse deviations (“PAD”).	3.80% to 7.50%	Net level premium reserve taking into account death benefits, lapses and maintenance expenses with PAD.
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD.	3.08% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD.

Less than 1% of future policy benefits are based on an interest rate of 6% and greater.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Guaranteed Minimum Benefits

At December 31, 2012 and 2011, the Company had variable contracts with guarantees. (Note that the Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the Guaranteed Future Income Benefit (“GFIB”).

Variable Annuity Contracts — GMDB, GMAB and GFIB

The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

a) Return of deposits:    the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b) Ratchet:    the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

Starting in the third quarter of 2012, the Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

The following table provides the account value, net amount at risk and average attained age of contract holders at December 31, 2012 and 2011 for GMDB’s, and GMAB’s ($ in millions):

	2012
	Return of Net Deposits		Ratchet
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	In the Event of Death (GMDB)
Account value	$9,456	$4,526	$10,985
Net amount at risk	$47	$51	$286
Average attained age of contract holders	58	57	62

	2011
	Return of Net Deposits		Ratchet
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	In the Event of Death (GMDB)
Account value	$7,195	$3,559	$10,920
Net amount at risk	$117	$147	$736
Average attained age of contract holders	58	57	62

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits for GMDB and GFIB, and policyholders’ account balances for GMAB in the accompanying Consolidated Statement of Financial Position (in millions):

	GMDB	GMAB	GFIB		Totals
Balance at January 1, 2010	$44	$235		$–	$279
Incurred guarantee benefits	5	(12)		–	(7)
Paid guarantee benefits	(11)	(1)		–	(12)

Balance at December 31, 2010	38	222		–	260
Incurred guarantee benefits	17	248		–	265
Paid guarantee benefits	(7)	–		–	(7)

Balance at December 31, 2011	48	470		–	518
Incurred guarantee benefits	(10)	(65)		*	(75)
Paid guarantee benefits	(6)	–		–	(6)

Balance at December 31, 2012	$32	$405	$	*	$437

*	Amounts less than $1 million

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and are recognized at fair value through interest credited to policyholders’ account balances in the accompanying Consolidated Statement of Operations (refer to Note 15 — Fair Value Measurements).

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2012 and 2011, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 5.21% to 6.75% for 2012 and 5.12% to 7.08% for 2011.

•	Volatility assumption ranged from 12.94% to 14.53% for 2012 and was 13.14% to 14.67% for 2011.

•	Mortality was assumed to be 100.5% of an internally developed mortality table for 2012 and 91% of the A2000 table for 2011.

•	Lapse rates vary by contract type and duration and range from 0.5% to 31.73%, with an average of 5.47% for 2012, and 0.5% to 30.0%, with an average of 6.04% for 2011.

•	Discount rates ranged from 6.64% to 7.22% for 2012 and 6.53% to 7.31% for 2011.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The GFIB liability is determined each period end by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used to calculate the GFIB liability and adjusts the liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GFIB liability at December 31, 2012:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from -0.04% to 10.01% for 2012.

•	Volatility assumption ranged from 0.03% to 30.87% for 2012.

•	Mortality was assumed to be 60% of the 94 MGDB table for 2012.

•	Lapse rates vary by contract type and duration and range from 1.00% to 20.00%, with an average of 1.00% for 2012.

•	Discount rates ranged from 6.64% to 7.22% for 2012.

The following table presents the aggregate fair value of assets at December 31, 2012 and 2011, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB and GFIB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB and GFIB guarantees in each contract, the GMDB, GMAB and GFIB amounts listed are not mutually exclusive (in millions):

	2012			2011
	GMDB	GMAB	GFIB	GMDB	GMAB
Separate account:
Equity	$8,822	$2,212	$16	$7,935	$1,832
Fixed income	4,834	1,170	7	3,987	854
Balanced	3,081	863	1	2,610	625
General account	3,704	281	15	3,583	248

Total	$20,441	$4,526	$39	$18,115	$3,559

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Beginning balance	$101	$68	$45
Net liability increase	19	33	23

Ending balance	$120	$101	$68

NOTE 7 — SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $20,197 million and $17,666 million at December 31, 2012 and 2011, respectively. The assets of the registered separate accounts represent investments in shares of the MainStay VP Series Funds Trust (the “Fund”) managed by NYL Investments, and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,441 million and $1,289 million at December 31, 2012 and 2011, respectively. The assets in these separate accounts are comprised of the Fund managed by NYL Investments, other non-proprietary funds, and limited partnerships.

Refer to Note 6 — Policyholders’ Liabilities, for information regarding separate accounts with contractual guarantees for GMDB and GMAB.

NOTE 8 — DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

The following is an analysis of DAC for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Balance at beginning of year	$2,313	$2,824	$4,041
Change in Accounting Principle	–	–	(672)

Adjusted Balance at beginning of year, restated	2,313	2,824	3,369
Current year additions	351	433	529
Amortized during year	(478)	(443)	(468)

Balance at end of year before related adjustments	2,186	2,814	3,430
Adjustment for changes in unrealized net investment gains	(159)	(501)	(606)

Balance at end of year	$2,027	$2,313	$2,824

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Sales Inducements

The following is an analysis of deferred sales inducements included in other assets in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Balance at beginning of year	$457	$354	$313
Current year additions	159	134	103
Amortized during year	(82)	(20)	(50)

Balance at end of year before related adjustments	534	468	366
Adjustment for changes in unrealized net investment gains	(4)	(11)	(12)

Balance at end of year	$530	$457	$354

NOTE 9 — INCOME TAXES

A summary of the components of the net total income tax expense for the years ended December 31, 2012, 2011 and 2010, included in the accompanying Consolidated Statement of Operations are as follows (in millions):

	2012	2011	2010
Current:
Federal	$174	$243	$133
State and local	5	4	3
Foreign	–	1	–

	179	248	136
Deferred:
Federal	61	(160)	47

Total income tax expense	$240	$88	$183

Pursuant to the tax allocation agreement discussed in Note 2 — Significant Accounting Policies, as of December 31, 2012 and 2011, the Company recorded a net income tax payable to New York Life of $60 million and $113 million, respectively, included in other liabilities in the accompanying Consolidated Statement of Financial Position.

The Company’s actual income tax expense for the years ended December 31, 2012, 2011 and 2010 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons:

	2012	2011	2010
Statutory federal income tax rate	35.0%	35.0%	35.0%
Tax exempt income	(2.1)	(4.6)	(3.8)
Uncertain tax position	0.1	(1.2)	(6.2)
Investment credits	(5.2)	(8.3)	(1.8)
Other	0.4	0.5	–

Effective tax rate	28.2%	21.4%	23.2%

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Statement of Financial Position as of December 31, 2012 and 2011, are as follows (in millions):

	2012	2011
Deferred tax assets:
Future policyholder benefits	$662	$831
Employee and agents benefits	69	63
Other	17	14

Gross deferred tax assets	748	908

Deferred tax liabilities:
DAC	503	563
Investments	1,972	1,517
Other	1	1

Gross deferred tax liabilities	2,476	2,081

Net deferred tax liability	$1,728	$1,173

The Company has no net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the Internal Revenue Service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2007. In 2012, the IRS began its examination of tax years 2008 through 2010. There were no material effects on the Company’s results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2012, 2011 and 2010, are as follows (in millions):

	2012	2011	2010
Beginning of period balance	$71	$69	$117
Reductions for tax positions of prior years	–	(2)	–
Additions for tax positions of current year	–	4	1
Settlements with tax authorities	–	–	(49)

End of period balance	$71	$71	$69

As of December 31, 2012, 2011, and 2010 the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $2 million, $2 million, and less than $1 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits for the years ended December 31, 2012, 2011 and 2010, aggregated $2 million, $2 million and $3 million, respectively, and are included in income tax expense in the accompanying Consolidated Statement of Operations. At December 31, 2012, 2011 and 2010, the Company had $9 million, $7 million and $14 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits, which are reported in the accompanying Consolidated Statement of Financial Position (included in other liabilities). The $2 million increase from December 31, 2011 in accrued

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

interest associated with the liability for unrecognized tax benefits is the result of an increase of $2 million of interest expense. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next twelve months.

NOTE 10 — REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. As of December 31, 2012, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for certain products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share currently retained generally ranges from 10% up to 95% with a minimum size policy ceded of $1 million for most traditional products. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 75% and 76% of the reinsurance ceded to non-affiliates at December 31, 2012 and 2011, respectively.

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $14 million and $15 million at December 31, 2012 and 2011, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Statement of Financial Position. The change in fair value of this embedded derivative was $(1) million, $(33) million and $43 million for the years ended December 31, 2012, 2011 and 2010, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Operations.

In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2012, 2011 and 2010 $1 million of the deferred gain was amortized and is included in the net revenue from reinsurance in the accompanying Consolidated Statement of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effect of this affiliated reinsurance agreement for the years ended December 31, 2012, 2011 and 2010 was as follows (in millions):

	2012	2011	2010
Fees-universal life policies ceded	$252	$254	$293
Net revenue from reinsurance	$85	$81	$216
Policyholders’ benefits ceded	$161	$136	$116
Amounts recoverable from reinsurer	$6,634	$6,400	$6,193
Amounts payable to reinsurer	$6,622	$6,387	$6,146
Other liabilities (deferred gain, net of amortization)	$15	$17	$18

Effective July 1, 2002, the Company transferred the Taiwan branch’s insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation (“NYLT”), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch’s net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company’s accompanying Consolidated Statement of Operations.

Accordingly, the Company recorded the following with respect to this transaction (in millions):

	2012	2011	2010
Amounts recoverable from reinsurer	$1,027	$929	$902
Premiums ceded	$66	$68	$68
Benefits ceded	$28	$37	$42

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $14 million for the years ended December 31, 2012 and 2011 and $13 million for the year ended December 31, 2010.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effects of all reinsurance for the years ended December 31, 2012, 2011 and 2010 were as follows (in millions):

	2012	2011	2010
Premiums:
Direct	$2,882	$2,494	$1,961
Assumed	3	3	2
Ceded	(69)	(70)	(71)

Net premiums	$2,816	$2,427	$1,892

Fees-universal life and annuity policies ceded	$583	$572	$572
Net revenue from reinsurance	$85	$82	$218
Policyholders’ benefits ceded	$515	$503	$410
Increase in ceded liabilities for future policyholder benefits	$13	$14	$7
Amounts recoverable from reinsurer:
Affiliated	$7,675	$7,345	$7,095
Unaffiliated	$300	$278	$255
Amounts payable to reinsurer:
Affiliated	$6,626	$6,389	$6,148
Unaffiliated	$47	$41	$37
Other liabilities (deferred gain, net of amortization)	$15	$17	$18

NOTE 11 — DEBT

Debt consisted of the following at December 31, 2012 and 2011 (in millions):

	2012	2011
Recourse debt
Promissory note — Aeolus	$3	$4

Total recourse debt	3	4

Non-recourse debt
Other	1	1

Total non-recourse debt	1	1

Total debt	$4	$5

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part and there are no collateral requirements. The carrying amount of the note was $3 million and $4 million at December 31, 2012 and 2011, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Non-Recourse Debt

At December 31, 2012 and 2011, the Company was required to consolidate one structured investment in which the Company is considered the primary beneficiary with an outstanding debt balance of $1 million and $1 million, respectively. Refer to Note 4 — Investments.

NOTE 12 — DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative financial instruments to manage interest rate, currency, equity and credit risk. These derivative financial instruments include foreign exchange forward contracts; futures contracts interest rate and equity options; interest rate, credit default, and currency swaps; interest rate caps, and swaptions. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 2 — Significant Accounting Policies for a discussion on the accounting for derivative financial instruments.

The Company enters into over-the-counter (“OTC”) derivative financial instruments and exchange traded futures. The Company deals with highly rated OTC counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific OTC counterparties within specified dollar limits and assessing the creditworthiness of OTC counterparties. The Company uses netting arrangements incorporated in master agreements and collateral support agreements with OTC counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is to not offset the fair value amounts recognized for derivatives executed with the same OTC counterparty under the same master netting agreements with the associated collateral.

To further minimize risk, credit support annexes (“CSA”) typically are negotiated as part of OTC swap documentation entered into by the Company with counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC derivative counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Collateral received is typically invested in short-term investments. Those agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the OTC counterparties’ rating. In addition, certain of the Company’s contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company’s credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The aggregate fair value of all over the counter OTC derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2012 is $56 million, for which the Company has posted collateral with a fair value of $33 million. If the credit contingent features had been triggered as of December 31, 2012, the Company estimates that it would not have to post additional collateral for a one notch downgrade in the Company’s credit rating but would have to post $22 million for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC counterparty fails to perform its obligations under its contractual terms. For contracts with OTC counterparties where no netting provisions are specified in the master agreements, in the event of default, credit exposure is defined as the fair value of contracts in a gain position at the reporting date, net of any collateral held under a CSA with that counterparty. Credit exposure to OTC counterparties where a netting arrangement is in place, in the event of default, is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty, net of any collateral held under a CSA with that counterparty. As of December 31, 2012, the Company held collateral for derivatives of $104 million. Credit exposure in a net gain position, net of offsets and collateral, was $17 million at December 31, 2012.

Certain regulatory measures will come into effect in 2013 governing derivative transactions which will, among other things, require some derivative transactions to be centrally cleared and change the collateralization requirements of some derivative transactions.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the notional amount, number of contracts and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2012 and 2011 (in millions, except for number of contracts). Refer to Note 15 — Fair Value Measurements for a discussion of valuation methods for derivative instruments.

		2012				2011
	Primary Risk Exposure	Volume (a)		Fair Value (b)		Volume (a)		Fair Value (b)
		Notional	Number of Contracts	Asset	Liability	Notional	Number of Contracts	Asset	Liability
Derivatives qualifying and designated:
Cash flow hedges:
Interest rate swaps	Interest	$37	2	$11	$–	$37	2	$12	$–
Currency swaps	Currency	203	13	–	18	203	14	1	15

Total derivatives qualifying and designated		240	15	11	18	240	16	13	15

Derivatives not designated as hedging:
Interest rate swaps	Interest	3,674	61	28	64	816	53	16	14
Interest rate caps	Interest	17,262	55	4	–	17,819	58	17	–
Swaptions	Interest	17,385	52	11	–	17,050	48	44	–
Corridor options	Interest	11,875	122	–	–	14,300	140	4	–
Currency swaps	Currency	209	7	5	12	134	5	4	2
Currency forwards	Currency	–	–	–	–	10	3	*	*
Equity options	Equity	648	81	92	–	412	61	84	*
Futures	Interest	–	–	–	–	3	20	–	*
Credit default swaps:			–
Buy protection	Credit	12	3	–	*	12	3	*	–
Sell protection	Credit	1	1	–	*	1	1	–	*
Average call rate spread	Interest	23	3	1	–	–	–	–	–

Total derivatives not designated		51,088	385	141	75	50,557	392	169	16

Total derivatives		$51,328	400	$153	$94	$50,797	408	$182	$31

*	Amounts are less than $1 million.

(a)

Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates or other financial indices.

(b)

The estimated fair value of all derivatives in an asset position is reported within other investments, and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the accompanying Consolidated Statement of Financial Position. Accrued investment income and investment income payable on derivatives, which are included in investment income due and accrued and other liabilities, respectively, on the accompanying Consolidated Statement of Financial Position, are excluded from the above table.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Interest Rate Risk Management

The Company enters into various types of interest rate contracts primarily to minimize exposure of specific assets and liabilities held by the Company to fluctuations in interest rates.

Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each interest due date. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate caps, corridor options and swaptions entered into by the Company hedge the disintermediation risk of increasing interest rates on policyholder liability obligations. The Company will receive payments from counterparties should interest rates exceed an agreed upon strike price.

Currency Risk Management

The Company enters into foreign currency swaps and foreign exchange forward contracts primarily as a cash flow hedge against foreign currency fluctuations. The primary purpose of the Company’s foreign currency hedging activities is to protect the value of foreign currency denominated assets and liabilities from the risk of changes in exchange rates.

The Company enters into foreign currency swaps which are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

The Company enters into foreign exchange forward contracts, which involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity put options to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. There are upfront fees paid or received related to option contracts at the time the agreements are entered into.

Credit Risk Management

The Company purchases credit default swaps to hedge the credit exposure of fixed income products.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash Flow Hedges

The following table presents the effects of derivatives in cash flow hedging relationships in the accompanying Consolidated Statement of Operations and the Consolidated Statement of Stockholder’s Equity for the years ended December 31, 2012, 2011 and 2010 (in millions):

	Gain (Loss) Recognized in OCI (Effective Portion)[1]	Gain (Loss) Reclassified from AOCI Into Net Income (Effective Portion)
		Net Investment Gains (Losses)	Net Investment Income
For the year ended 12/31/2012:
Interest rate contracts	$–	$–	$1
Currency contracts	(4)	–	(1)

Total	$(4)	$–	$–

For the year ended 12/31/2011:
Interest rate contracts	$4	$–	$1
Currency contracts	4	–	(2)

Total	$8	$–	$(1)

For the year ended 12/31/2010:
Interest rate contracts	$10	$8	$1
Currency contracts	(12)	(7)	(2)

Total	$(2)	$1	$(1)

[1]

The amount of gain (loss) recognized in OCI is reported as a change in net unrealized investment gains (losses), a component of AOCI, in the accompanying Consolidated Statement of Stockholder’s Equity.

In 2012, 2011 and 2010, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

The assessment of effectiveness for the year ended December 31, 2012 and 2011 did not exclude any unrealized gains or losses on designated hedges.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2012	2011	2010
Balance, beginning of year	$(3)	$(12)	$(10)
(Losses) gains deferred in OCI on the effective portion of cash flow hedges	(4)	8	(2)
Gains — reclassified to net income	–	1	–

Balance, end of year	$(7)	$(3)	$(12)

For cash flow hedges, the estimated amount of existing gains reported in AOCI at December 31, 2012, related to periodic interest payments on assets being hedged that is expected to be reclassified into earnings within the next 12 months, is $1 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the income statement classification and the amount of gains and losses on derivative instruments not designated as hedging instruments for the years ended December 31, 2012, 2011 and 2010 (in millions):

	Gain (Loss) Recognized in Income[1]
	2012	2011	2010
Interest rate swaps	$(30)	$(1)	$(6)
Swaptions	(36)	(101)	11
Interest rate caps	(13)	(45)	(55)
Currency swaps	(6)	6	(2)
Corridor options	(3)	(24)	(47)
Currency forwards	–	(1)	2
Equity options	(23)	23	(6)
Futures	*	*	(32)
Bond forwards	–	–	25
Credit default swaps
Buy protection	(1)	*	*
Sell protection	*	*	*
Average Call Option	1	(1)	*

Total	$(111)	$(144)	$(110)

*	Recognized loss is less than $1 million.

[1]	The amount recognized in income is reported within net investment gains (losses) in the Consolidated Statement of Operations.

The Company enters into credit default swaps (“CDS”) both to buy protection from, and sell protection to a counterparty in the event of default of a single name referenced obligation. As of December 31, 2012, all of the underlying referenced obligations of the CDS selling protection are investment grade. The single name CDS contracts mature within 2 years. The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million for December 31, 2012, 2011 and 2010 respectively. The market value of swaps for which credit protection sold was less than $1 million at December 31, 2012 and 2011.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2012 and 2011, there were no embedded derivatives that could not be separated from their host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the fair value amounts of the Company’s embedded derivatives at December 31, 2012 and 2011 (in millions):

		Fair Value
	Balance Sheet Location	2012	2011
Embedded derivatives in asset host contracts:
Other[1]	Amounts recoverable from reinsurers	$14	$15
Embedded derivatives in liability host contracts:
GMAB[1]	Policyholders’ account balances	$405	$470

[1]	For further information on these embedded derivatives refer to Note 15 — Fair Value Measurements.

The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Net revenue from reinsurance	$(1)	$(33)	$43
Interest credited to policyholders’ account balances	$(87)	$239	$(25)

NOTE 13 — COMMITMENTS AND CONTINGENCIES

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Regulatory Inquiries

By letter dated May 20, 2011, the California Department of Insurance notified the Company that it is conducting a special examination of the Company’s practices regarding payment of benefits under life insurance policies and annuities, termination of annuity payments, payments to holders of retained asset accounts, use of the Social Security Administration “Death Master Index” and other matters. This examination relates to matters also being examined by state departments of revenue (or equivalent state agencies) in a number of states under their respective unclaimed property laws. Subsequent similar notices were received from the Department and the New York and Massachusetts State Attorney Generals’ Offices. In connection with these audits and examinations, the Company has made a number of payments to beneficiaries and identified additional policies that are in the process of settlement or are being investigated for potential settlement. As a result of these ongoing inquiries, the Company recorded a charge to net income of $9 million, net of reserves, reinsurance recoverable and taxes, for the year ended December 31, 2011. The Company recorded an immaterial charge to net income in 2012.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $41 million and $49 million which have been accrued in other liabilities in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2012 and 2011, respectively. The Company expects to recover $28 million and $27 million at December 31, 2012 and 2011, respectively, of premium offsets reflected in other assets on the accompanying Consolidated Statement of Financial Position.

In 2012, New York Life committed to contribute $20 million, of which $10 million was allocated to the Company, to a voluntary fund that will be established to provide benefits to certain Executive Life Insurance Company of New York (“ELNY”) payees who otherwise would have had their contractual benefits reduced as a result of ELNY’s liquidation.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

Loaned Securities and Repurchase Agreements

The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2012 and 2011, $451 million and $452 million, respectively, of the Company’s fixed maturities were on loan to others. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss. At December 31, 2012 and 2011, the Company recorded cash collateral received under these agreements of $461 million, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Statement of Financial Position. The Company did not hold collateral in the form of securities at December 31, 2012 and 2011.

The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2012 and 2011, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Statement of Financial Position, totaling $59 million and $90 million at an average coupon rate of 0.20% and 0.06%, respectively. At December 31, 2012 and 2011, the Company had agreements to sell and repurchase securities, which are reflected in the accompanying Consolidated Statement of Financial Position, totaling $75 million and $114 million at an average coupon rate of 3.50% and 4.22%, respectively.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 14 — RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $750 million, $731 million and $723 million for the years ended December 31, 2012, 2011 and 2010, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Operations.

In 2011, the Company received a $300 million capital contribution consisting of $123 million of cash and $177 million in the form of release of intercompany payables, from New York Life.

The Company’s interests in commercial mortgage loans are held in the form of participations in mortgages originated or acquired by New York Life. Under the participation agreement for each such mortgage, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated there from, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2012, 2011and 2010, the Company’s share of expenses associated with the lease of the aircraft were $1 million, $2 million and $1 million, respectively. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement had an initial term of five years, until November 2009 and was renewed for an additional five years through November 2014.

The Company has entered into investment advisory and administrative services agreements with NYL Investments whereby NYL Investments provides investment advisory services to the Company. At December 31, 2012, 2011 and 2010, the total cost for these services amounted to $84 million, $76 million and $69 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

In addition, NYL Investments has an Investment Advisory Agreement with the Fund, a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYL Investments for the years ended December 31, 2012, 2011 and 2010 of $26 million, $17 million, and $16 million, respectively.

At December 31, 2012 and 2011, the Company had a net liability of $201 million and $186 million, respectively, for the above-described services, which are included in other liabilities in the accompanying

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Consolidated Statement of Financial Position. The terms of the settlement generally require that these amounts be settled in cash within ninety days. The terms of the investment advisory agreements require payment ten days from receipt of bill.

To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 3.33% to 7.81%. At December 31, 2012 and 2011, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Statement of Financial Position amounted to $5,978 million and $5,720 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. The interest rate used in establishing such obligations was 5.85% for 2012. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2012 and 2011, the amount of outstanding reserves on these contracts included in future policy benefits was $169 million and $170 million, respectively.

The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company’s variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities’ registered representatives of $110 million, $98 million and $85 million, for the years ended December 31, 2012, 2011 and 2010, respectively.

In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2012, 2011 and 2010, the Company incurred an expense of $37 million, $33 million and $29 million, respectively, under this agreement. At December 31 2012 and 2011, the Company recorded no payables to NYLIFE Securities under this agreement.

The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2012 and 2011.

The Company also has a credit agreement with New York Life, dated September 30, 1993, under which the Company can borrow up to $490 million. During 2012, 2011 and 2010, the credit facility was not used, no interest was paid and no outstanding balance was due.

On December 23, 2004, the Company entered into a credit agreement with Capital Corporation under which the Company can borrow up to $490 million. At December 31, 2012 and 2011, the Company had no outstanding balance due. At December 31, 2010, there was $10 million outstanding to Capital Corporation. The Company had no interest expense for 2012. Interest expense for 2011 and 2010 was less than $1 million.

During August 2003, the Company transferred without recourse several private placement debt securities to MCF. MCF is an indirect wholly owned subsidiary of New York Life. MCF paid the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

transferred. The private placement debt securities matured, and the outstanding balance payable totaling $5 million was paid to the Company on June 6, 2011. The Company received interest payments from MCF of less than $1 million for each of the years ended December 31, 2011 and 2010.

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2012 and 2011 the Company did not purchase any new loans only additional debt with existing loans. At December 31, 2012, the Company held loans with an outstanding balance of $60 million and has commitments to fund additional amounts on these existing loans of $13 million. At December 31, 2011, the Company held loans with an outstanding balance of $136 million and has commitments to fund additional amounts on these existing loans of $30 million. These loans are reported in other investments in the accompanying Consolidated Statement of Financial Position.

On April 30, 2010, the Company entered into a revolving loan agreement with MCF (as amended from time to time, the “MCF Loan Agreement”). The MCF Loan Agreement establishes the terms under which the Company may provide funding to MCF for commitments to fund senior debt, subordinated debt and equity investments, each having different terms and conditions, in each case entered into on or after January 1, 2010. The principal amount provided to MCF cannot exceed 2.5% of the Company’s statutory cash and invested assets as of the most recent quarterly statement. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2015. At December 31, 2012 and 2011, the outstanding balance of loans to MCF under the MCF Loan Agreement was $1,584 million and $925 million, respectively. These loans are reported in investments in affiliates in the accompanying Consolidated Statement of Financial Position. During 2012, 2011 and 2010, the Company received interest payments from MCF totaling $62 million, $40 million and $8 million, respectively, which are included in net investment income in the accompanying Consolidated Statement of Operations.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Universal Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $15 million, $17 million and $18 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert an individual life insurance policy and rider issued by the Company to a permanent cash value life insurance policy issued by New York Life without any additional underwriting. As compensation for this arrangement, the Company paid New York Life $1 million for the years ended December 31, 2012, 2011 and 2010.

The Company has an arrangement with NYLIFE Insurance Company of Arizona (“NYLAZ”), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a universal life policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $6 million, $6 million, and $7 million from NYLAZ for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2012 and 2011, the Company recorded liabilities of approximately $2,943 million and $2,802 million, respectively, which are included in policyholders’ account balances and separate account liabilities in the accompanying Consolidated Statement of Financial Position.

The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees’ Beneficiary Association (VEBA) trusts formed for the benefit of New York Life’s retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

December 31, 2012 and 2011, policyholders’ account balances and separate account liabilities related to these policies aggregated $298 million and $278 million, respectively.

The Company has an agreement with NYLINK Insurance Agency Incorporated (“NYLINK”), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company’s products through NYLINK’s subagents. For the years ended December 31, 2012, 2011 and 2010, the Company recorded commission and fee expense to NYLINK agents of $2 million, $2 million, and $4 million, respectively.

In connection with the acquisition of an office building by REEP-OFC Westory DC, LLC, an indirect wholly-owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC, LLC. The mortgage loan is interest-only throughout the term and all outstanding principal shall be due and payable on August 10, 2022.

In connection with a $150 million acquisition of a fee estate containing an office building and related improvements by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012 which agreement sets forth the terms that will govern, in part, each entity’s interest in the property.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (refer to Note 10 — Reinsurance for more details).

Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (refer to Note 10 — Reinsurance for more details).

NOTE 15 — FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
Level 3	Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 and 2011 (in millions):

	2012
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$945	$–	$945
U.S. government corporations and agencies	–	1,738	40	1,778
U.S. agency mortgage-backed and asset-backed securities	–	16,897	36	16,933
Foreign governments	–	815	10	825
U.S. corporate	–	29,515	169	29,684
Foreign corporate	–	10,419	25	10,444
Non-agency residential mortgage-backed securities	–	2,472	99	2,571
Non-agency commercial mortgage-backed securities	–	4,948	2	4,950
Non-agency asset-backed securities	–	3,304	754	4,058

Total fixed maturities — available-for-sale	–	71,053	1,135	72,188

Fixed maturities — trading
Non-agency residential mortgage-backed securities	–	25	–	25
Non-agency commercial mortgage-backed securities	–	22	–	22
Non-agency asset-backed securities	–	78	1	79

Total fixed maturities — trading	–	125	1	126

Equity securities — available-for-sale
Common stock	115	–	4	119
Non-redeemable preferred stock	–	1	–	1
Mutual Funds	10	–	–	10

Total equity securities — available-for-sale	125	1	4	130

Equity securities — trading
Common stock	77	–	2	79

Total equity securities — trading	77	–	2	79

Derivative assets	–	152	1	153
Securities purchased under agreements to resell	–	59	–	59
Other invested assets	–	16	11	27
Cash equivalents	–	480	–	480
Short-term investments	–	30	–	30
Amounts recoverable from reinsurers	–	–	14	14
Separate account assets[1]	21,228	232	178	21,638

Total assets accounted for at fair value on a recurring basis	$21,430	$72,148	$1,346	$94,924

Policyholders’ account balances[2]	$–	$–	$405	$405
Derivative liabilities	–	94	–	94

Total liabilities accounted for at fair value on a recurring basis	$–	$94	$405	$499

[1]

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 —Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$1,835	$–	$1,835
U.S. government corporations and agencies	–	1,366	6	1,372
U.S. agency mortgage-backed and asset-backed securities	–	17,089	84	17,173
Foreign governments	–	897	10	907
U.S. corporate	–	27,599	210	27,809
Foreign corporate	–	8,668	128	8,796
Non-agency residential mortgage-backed securities	–	2,475	189	2,664
Non-agency commercial mortgage-backed securities	–	4,966	–	4,966
Non-agency asset-backed securities	–	3,659	508	4,167
Redeemable preferred securities	–	3	–	3

Total fixed maturities — available-for-sale	–	68,557	1,135	69,692

Fixed maturities — trading
Non-agency residential mortgage-backed securities	–	32	–	32
Non-agency commercial mortgage-backed securities	–	6	–	6
Non-agency asset-backed securities	–	92	17	109

Total fixed maturities — trading	–	130	17	147

Equity securities — available-for-sale
Common stock	160	–	2	162
Non-redeemable preferred stock	–	2	3	5
Mutual Funds	10	–	–	10

Total equity securities — available-for-sale	170	2	5	177

Equity securities — trading
Common stock	–	–	2	2

Total equity securities — trading	–	–	2	2

Derivative assets	–	182	–	182
Securities purchased under agreements to resell	–	90	–	90
Other invested assets	–	18	–	18
Cash equivalents	6	485	–	491
Short-term investments	–	91	–	91
Amounts recoverable from reinsurers	–	–	15	15
Separate account assets[1]	18,544	261	150	18,955

Total assets accounted for at fair value on a recurring basis	$18,720	$69,816	$1,324	$89,860

Policyholders’ account balances[2]	$–	$–	$470	$470
Derivative liabilities	–	31	–	31

Total liabilities accounted for at fair value on a recurring basis	$–	$31	$470	$501

[1]

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Determination of Fair Value

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. The remaining un-priced securities are submitted to independent brokers for prices and lastly securities are priced using an internal pricing model. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions.

The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The number of price challenges at December 31, 2012 and 2011 was insignificant.

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

For Level 1 investments, valuations are generally based on observable inputs that reflect quoted prices for identical assets in active markets.

The fair value for Level 2 and Level 3 valuations are generally based on a combination of the market and income approach. The market approach generally utilizes market transaction data for the same or similar instruments, while the income approach involves determining fair values from discounted cash flow methodologies.

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Level 1 measurements

Equity securities and cash equivalents

These securities are comprised of certain exchange traded U.S. and foreign common stock and mutual funds, including money market funds. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

Separate account assets

These assets are comprised of exchange traded funds, actively traded open-end mutual funds with a daily NAV and equity securities. The NAV can be observed by redemption and subscription transactions between third-parties, or may be obtained from fund managers. Equity securities are generally traded on an exchange.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Level 2 measurements

Fixed maturities available-for-sale and trading securities

The fair value of fixed maturities is obtained from third-party pricing services and internal pricing models. Vendors generally use a discounted cash flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds, which the Company has determined are observable prices.

Private placement securities are primarily priced by internally developed discounted cash flow models. These models use observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for the private placement based upon internal analysis. The liquidity premium is based upon observable transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg.

While the Company generally considers the public bond spreads, which are based on vendor prices, to be observable inputs, an evaluation is made of the similarities of private placements with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services’ methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment is not significant to the overall value of the security, it is classified as Level 2.

Equity securities

These securities are valued using the market approach in which market quotes are available but are not considered actively traded. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value.

Derivative assets and liabilities

The fair value of derivative instruments is generally derived through valuation models, which utilize observable market data. The market factors which have the most significant impact on the fair value of these instruments are U.S. swap rates and foreign exchange rates.

OTC derivatives are privately negotiated financial contracts. OTC derivatives are valued using models based on actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, market prices, yield curves, credit curves, and for options such as caps, floors and swaptions, measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities. OTC derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Other invested assets

This represents a surplus note investment, priced by a third party pricing service, where the inputs to the valuation are deemed to be observable.

Cash equivalents

These include treasury bills, commercial paper and other highly liquid instruments. These instruments are generally not traded in active markets; however their fair value is based on observable inputs. The prices are either obtained from a pricing vendor or amortized cost is used as the best estimate of fair value.

Short term investments

For certain short term investments, amortized cost is used as the best estimate of fair value.

Separate account assets

Separate account assets are primarily related to investments in limited partnerships that use NAV and the investment can be redeemed with the investee at NAV at the measurement date or in the near-term (generally within 90 days).

The following tables provide further information about the limited partnership and hedge funds in which the separate accounts invest as of December 31, 2012 and 2011 (in millions):

		2012
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$232	–	Quarterly, Monthly	90 days or less

		2011
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$262	–	Quarterly, Monthly	90 days or less

Level 3 measurements

Fixed maturities available-for-sale and trading securities

The valuation techniques for most Level 3 fixed maturities are generally the same as those described in Level 2, however, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. For securities which go through this formal price challenge process, if the vendor does not update the price, a non-binding broker quote, another vendor price or current methodology is used to support the fair value instead. The Company also uses non-binding broker quotes to fair value certain bonds, when the Company is unable to obtain prices from third-party vendors.

Private placement securities where adjustments for liquidity are considered significant to the overall price are classified as Level 3.

Equity securities

These securities include equity investments with privately held entities where the prices are derived from internal valuations or the Company’s private placement models since the securities are not traded in an active market.

Derivatives

These derivatives are valued based upon models with any significant unobservable market inputs or inputs from less actively traded markets.

Other invested assets

This represents a residual interest of securitizations, priced by a third party pricing service, where the inputs to the valuation are deemed to be unobservable.

Separate account assets

Separate account assets are primarily related to limited partnership investments that are restricted with respect to transfer or withdrawals. The limited partnerships are valued based on the latest NAV received, if applicable, or an estimate of fair value provided by the investment manager.

The following tables provide further information about the limited partnership and hedge funds in which the separate accounts invest as of December 31, 2012 and 2011 (in millions):

		2012
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$178	–	Annual, Semi-annual, Quarterly	More than 90 days

		2011
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$150	–	Annual, Semi-annual, Quarterly	More than 90 days

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from the GMAB contracts.

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

expected cash flows are discounted using the swap rate plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been reflected within Level 3 in the fair value hierarchy.

Valuation Process for Fair Value Measurements Categorized within Level 3

For a description of the Company’s valuation processes and controls, refer to the “Determination of Fair Value” section above.

Level 3 Assets and Liabilities by Price Source

The following table presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources as of December 31, 2012.

	2012
	Internal (1)	External (2)	Total
Fixed maturities — available-for-sale
U.S. government corporations & agencies	$–	$40	$40
U.S. agency mortgage-backed and asset-backed securities	–	36	36
Foreign governments	–	10	10
U.S. corporate	20	149	169
Foreign corporate	–	25	25
Non-agency residential mortgage-backed securities	–	99	99
Non-agency commercial mortgage-backed securities	–	2	2
Non-agency asset-backed securities	92	662	754

Total fixed maturities — available-for-sale	112	1,023	1,135

Fixed maturities — trading
Non-agency asset-backed securities	–	1	1

Total fixed maturities — trading	–	1	1

Equity securities
Common stock	2	4	6

Total equity securities	2	4	6

Derivative assets	–	1	1
Other invested assets	–	11	11
Amounts recoverable from reinsurance	14	–	14
Separate account assets[1]	–	178	178

Total assets accounted for at fair value on a recurring basis	$128	$1,218	$1,346

Policyholders’ account balances	$405	$–	405

Total liabilities accounted for at fair value on a recurring basis	$405	$–	$405

(1)	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information where pricing inputs that are deemed to be unobservable.

(2)	Primarily represents independent non-binding broker quotes where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities

The following table presents quantitative information on significant internally priced Level 3 assets and liabilities as of December 31, 2012:

	2012
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
	(in millions)
Assets:
U.S. corporate	$20	Discounted Cash Flow	Discount Rate	1.1% – 4.3%(2.7%)
Non-agency asset — backed securities	$92	Discounted Cash Flow	Discount Rate	3.3% – 5.6%(3.7%)
Liabilities:
Policyholders’ account balances	$405	Discounted Cash Flow	Equity returns	0.2% – 7.6%
			Equity volatility curve	3% – 40%
			Lapse rate	0.5% – 20%
			Mortality rate	0.04% – 40.00%
			Utilization Rate	10% – 100%
			Withdrawal rate	2.50%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the level 3 assets that are value based on external pricing information:

U.S. corporate securities and foreign corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation is the discount rate as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Non-agency residential mortgage-backed, commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. Corporate Securities and Foreign Corporate Securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities with the opposite being true for decreases in expected loss severities.

Policyholders’ account balances

Polcyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in lower (higher) fair value liability while higher (lower) implied volatility assumptions will result in higher (lower) fair value liability.

Transfers between levels

Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically the Company has transfers between Level 1 and Level 2 for assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the twelve months ended December 31, 2012, 2011 and 2010.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2012 and 2011, the Company transferred $175 million and $181 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities, other invested assets and separate account assets in 2012, fixed maturities available-for-sale securities in 2011 and fixed maturities available-for-sale securities and separate account assets in 2010. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $456 million and $965 million during the years ended December 31, 2012, and 2011, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable for fixed maturities available-for-sale securities and separate account assets in 2012, fixed maturities available-for-sale securities in 2011 and fixed maturities available-for-sale and trading securities in 2010.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present a reconciliation of all Level 3 assets and liabilities for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$6	$84	$10	$210	$128	$189
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(3)	(2)
Net investment income[1]	–	–	–	–		–
Net revenue from reinsurance	–	–	–	–	–	(1)
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	1	–	1	4	–	1
Purchases	40	1	–	38	1	–
Sales	–	–	–	(12)	(2)	–
Issuances	–	–	–	–	–	–
Settlements	–	(7)	–	(48)	(3)	(89)
Transfers into Level 3[2]	–	–	(1)	21	–	–
Transfers (out of) Level 3[2]	(7)	(42)	–	(41)	(97)	(1)

Fair value, end of year	$40	$36	$10	$169	$25	$99

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Other Fixed Maturities Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$–	$508	$–	$1,135	$17	$17	$2
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	2	2	(3)	–	–	–
Net investment income[1]	–	3	–	3	–	–	–
Net revenue from reinsurance	–	–	–	(1)	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–	–
Other comprehensive income	–	14	(3)	21	–	–	2
Purchases	–	491	3	571	1	1	–
Sales	–	(11)	(2)	(25)	(17)	(17)	–
Issuances	–	–	–	–	–	–	–
Settlements	–	(82)	–	(229)	–	–	–
Transfers into Level 3[2]	2	73	–	95	–	–	–
Transfers (out of) Level 3[2]	–	(244)	–	(432)	–	–	–

Fair value, end of year	$2	$754	$–	$1,135	$1	$1	$4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Derivatives	Other Invested Assets	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$2	$7	$–	$–	$15	$150	$1,324
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	1	1	–	(14)	(15)
Net investment income[1]	–	–	–	–	–	–	–	3
Net revenue from reinsurance	–	–	–	–	–	–	–	(1)
Interest credited to policyholders’ account balances	–	–	–	–	–	–	–	–
Other comprehensive income	–	–	2	–	–	(1)	–	22
Purchases	–	–	–	–	–	–	27	599
Sales	–	–	–	–	–	–	(31)	(73)
Issuances	–	–	–	–	–	–	–	–
Settlements	(3)	–	(3)	–	–	–	–	(232)
Transfers into Level 3[2]	–	–	–	–	10	–	70	175
Transfers (out of) Level 3[2]	–	–	–	–	–	–	(24)	(456)

Fair value, end of year	$–	$2	$6	$1	$11	$14	$178	$1,346

2012
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$470	$470
Total (gains) losses (realized/unrealized):
Included in earnings
Net investment (gains) losses	–	–
Net investment income[1]	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(87)	(87)
Other comprehensive income	–	–
Purchases	22	22
Sales	–	–
Issuances	–	–
Settlements	–	–
Transfers into Level 3[2]	–	–
Transfers (out of) Level 3[2]	–	–

Fair value, end of year	$405	$405

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage-Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$6	$655	$11	$144	$82	$352
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(8)	(5)	–
Net investment income[1]	–	–	–	–	–	(1)
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	–	4	–	(10)	(5)	4
Purchases	–	82	–	74	4	–
Sales	–	(22)	–	(6)	(26)	–
Issuances	–	–	–	–	–	–
Settlements	–	(1)	(1)	(21)	(4)	(166)
Transfers into Level 3[2]	–	–	–	60	83	–
Transfers (out of) Level 3[2]	–	(634)	–	(23)	(1)	–

Fair value, end of year	$6	$84	$10	$210	$128	$189

	Non- Agency Commercial Mortgage-Backed Securities	Non-Agency Asset-Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$657	$1,910	$19	$19	$3
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	1	(12)	(2)	(2)	–
Net investment income[1]	–	2	1	–	–	–
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	–	18	11	–	–	(1)
Purchases	–	254	414	–	–	–
Sales	–	(13)	(67)	–	–	–
Issuances	–	–	–	–	–	–
Settlements	–	(145)	(338)	–	–	–
Transfers into Level 3[2]	–	38	181	–	–	–
Transfers (out of) Level 3[2]	(3)	(304)	(965)	–	–	–

Fair value, end of year	$–	$508	$1,135	$17	$17	$2

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$3	$9	$48	$114	$2,100
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	(1)	(1)	–	–	(15)
Net investment income[1]	–	–	–	–	–	1
Net revenue from reinsurance	–	–	–	(33)	–	(33)
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	–	–	(1)	–	–	10
Purchases	–	–	–	–	39	453
Sales	–	–	–	–	(3)	(70)
Issuances	–	–	–	–	–	–
Settlements	–	–	–	–	–	(338)
Transfers into Level 3[2]	–	–	–	–	–	181
Transfers (out of) Level 3[2]	–	–	–	–	–	(965)

Fair value, end of year	$3	$2	$7	$15	$150	$1,324

2011
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$222	$222
Total (gains) losses (realized/unrealized):
Included in earnings
Net investment (gains) losses	–	–
Net investment income[1]	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	238	238
Other comprehensive income	–	–
Purchases	10	10
Sales	–	–
Issuances	–	–
Settlements	–	–
Transfers into Level 3[2]	–	–
Transfers (out of) Level 3[2]	–	–

Fair value, end of year	$470	$470

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non-Agency Residential Mortgage- Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$8	$240	$25	$142	$328	$535
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(2)	(13)	(1)
Net investment income[1]	–	22	–	–	–	(2)
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	1	19	–	5	(2)	3
Purchases, sales, issuances and settlements	(3)	406	11	25	(75)	(166)
Transfers into Level 3[2]	–	139	–	25	69	–
Transfers (out of) Level 3[2]	–	(171)	(25)	(51)	(225)	(17)

Fair value, end of year	$6	$655	$11	$144	$82	$352

	Non-agency Commercial Mortgage- Backed Securities	Non-Agency Asset-Backed Securities	Total Fixed Maturities- Available- for-Sale	Non-Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed- Maturities Trading
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$26	$510	$1,814	$1	$21	$22
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	(5)	(21)	–	–	–
Net investment income[1]	–	2	22	–	–	–
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	4	31	61	–	–	–
Purchases, sales, issuances and settlements	(23)	251	426	(1)	–	(1)
Transfers into Level 3[2]	1	2	236	–	–	–
Transfers (out of) Level 3 [2]	(5)	(134)	(628)	–	(2)	(2)

Fair value, end of year	$3	$657	$1,910	$–	$19	$19

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Common Stock- Available- for-Sale	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Derivative Assets, Net	Amounts Recoverable from Reinsurers
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$4	$–	$–	$4	$1	$5
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	2	2	–	–
Net investment income [1]	–	–	–	–	–	–
Net revenue from reinsurance	–	–	–	–	–	43
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	(2)	3	1	2	(1)	–
Purchases, sales, issuances and settlements	1	–	–	1	–	–
Transfers into Level 3[2]	–	–	–	–	–	–
Transfers (out of) Level 3[2]	–	–	–	–	–	–

Fair value, end of year	$3	$3	$3	$9	$–	$48

	Separate Account Assets	Total Assets
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$49	$1,895
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	(19)
Net investment income[1]	–	22
Net revenue from reinsurance	–	43
Interest credited to policyholders’ account balances	–	–
Other comprehensive income	4	66
Purchases, sales, issuances and settlements	27	453
Transfers into Level 3[2]	34	270
Transfers (out of) Level 3[2]	–	(630)

Fair value, end of year	$114	$2,100

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$235	$235
Total (gains) losses (realized/unrealized):
Included in earnings
Net investment (gains) losses	–	–
Net investment income[1]	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(25)	(25)
Other comprehensive income	–	–
Purchases, sales, issuances and settlements	12	12
Transfers into Level 3[2]	–	–
Transfers (out of) Level 3[2]	–	–

Fair value, end of year	$222	$222

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the year.

The following tables include the unrealized gains or losses for the years ended December 31, 2012, 2011 and 2010 by category for Level 3 assets and liabilities still held at December 31, 2012 and 2011 (in millions):

	2012
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non-Agency Residential Mortgage- Backed Securities	Non-Agency Asset-Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$–	$(1)
Net investment income	–	–	(1)	(1)	3
Net revenue from reinsurance	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–
Other comprehensive gains/(losses)	1	1	5	1	14

Total change in unrealized gains (losses)	$1	$1	$4	$–	$16

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Total Fixed Maturities- Available- for-Sale	Common Stock	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets[1]	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(1)	$–	$–	$–	$(13)	$(14)
Net investment income	1	2	2	–	–	3
Net revenue from reinsurance	–	–	–	(1)	–	(1)
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive gains/(losses)	22	1	1	–	–	23

Total change in unrealized gains (losses)	$22	$3	$3	$(1)	$(13)	$11

2012
	Policyholders’ Account Balance	Total Liabilities
Unrealized (gains) losses relating to Level 3 assets and liabilities still held
Earnings:
Total (gains) losses (realized/unrealized)
Included in earnings:
Net investment (gains) losses	$–	$–
Net investment income	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(71)	(71)
Other comprehensive (gains)/losses	–	–

Total change in unrealized (gains) losses	$(71)	$(71)

[1]

The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 —Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities	Non- Agency Asset- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$(7)	$–	$–	$(2)
Net investment income	–	–	–	(1)	2
Net revenue from reinsurance	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–
Other comprehensive gains/(losses)	1	(11)	(4)	4	11

Total change in unrealized gains (losses)	$1	$(18)	$(4)	$3	$11

	Total Fixed Maturities- Available- for-Sale	Non-Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Amounts Recoverable from Reinsurers	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(9)	$(1)	$(1)	$–	$(10)
Net investment income	1	–	–	–	1
Net revenue from reinsurance	–	–	–	(33)	(33)
Interest credited to policyholders’ account balances	–	–	–	–	–
Other comprehensive gains/(losses)	1	–	–	–	1

Total change in unrealized gains (losses)	$(7)	$(1)	$(1)	$(33)	$(41)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

2011
	Policyholders’ Account Balance	Total Liabilities
Unrealized gains (losses) relating to Level 3 assets and liabilities still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment (gains) losses	$–	$–
Net investment income	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	247	247
Other comprehensive (gains)/losses	–	–

Total change in unrealized (gains) losses	$247	$247

	2010
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed & Asset- Backed Securities	U.S. Corporate	Foreign Crporate	Non-Agency Residential Mortgage- Backed securities	Non-Agency Commercial Mortgage- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$(20)	$(1)	$–
Net investment income	–	21	–	–	(1)	–
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive gains/(losses)	1	19	4	5	3	(1)

Total change in unrealized gains (losses)	$1	$40	$4	$(15)	$1	$(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non-Agency Asset- Backed Securities	Total Fixed Maturity- Available- for-Sale	Common Stock- Trading	Non- Redeemable Preferred Stock	Total Equity Securities	Amounts Recoverable from Reinsurers
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(6)	$(27)	$2	$–	$2	$–
Net investment income	1	21	–	–	–	–
Net revenue from reinsurance	–	–	–	–	–	43
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive gains/(losses)	24	55	–	3	3	–

Total change in unrealized gains (losses)	$19	$49	$2	$3	$5	$43

	Separate Account Assets[1]	Total Assets
Unrealized gains (losses) relating to Level 3 assets and liabilities still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$(25)
Net investment income	–	21
Net revenue from reinsurance	–	43
Interest credited to policyholders’ account balances	–	–
Other comprehensive gains/(losses)	4	62

Total change in unrealized gains (losses)	$4	$101

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Policyholders’ Account Balances	Total Liabilities
Unrealized (gains) losses relating to Level 3 assets still held
Earnings:
Total (gains) losses (realized/unrealized)	$–	$–
Included in earnings:
Net investment (gains) losses
Net investment income	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(16)	(16)
Other comprehensive (gains)/losses	–	–

Total change in unrealized (gains) losses	$(16)	$(16)

[1]

The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

Non-recurring fair value measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2012 and 2011 (in millions):

	2012
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$12	$9	$(3)

	2011
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$42	$33	$(9)

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized, and have been categorized as level 3.

Fair value of other financial instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Statement of Financial Position, for which it is practicable to estimate fair value.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 4, 6, 11 and 13 of Notes to the Consolidated Financial Statements at December 31, 2012 and 2011 are presented below (in millions):

		2012
	Carrying Value	Estimated Fair Value			Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$8,479	$–	$–	$9,106	$9,106
Senior secured commercial loans	216	–	–	228	228
Cash & cash equivalents	153	153	–	–	153
Other invested assets	94	–	33	67	100
Liabilities
Policyholders’ account balances — Investment contracts	$35,355	$–	$135	$37,273	$37,408
Debt	3	–	4	–	4
Collateral received on securities lending and repurchase agreements	461	–	461	–	461
Collateral received on derivative transactions	78	–	78	–	78

	2011
	Carrying Value	Estimated Fair Value
Assets
Mortgage loans	$7,119	$7,604
Senior secured commercial loans	318	344
Cash & cash equivalent	29	29
Other invested assets	43	43
Liabilities
Policyholders’ account balances — Investment contracts	$35,780	$37,631
Debt	9	9
Collateral received on securities lending and repurchase agreements	461	461
Collateral received on derivative transactions	137	137

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions and it takes into account property type, loan to value (LTV) and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash and cash equivalents

The Company believes that due to the short-term nature of cash, the carrying value approximates fair value.

Other invested assets

Represents third party loans, which are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Policyholders’ account balances — investment contracts

This includes supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. The cash flows were discounted using the yield on the Company’s medium term notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Debt

The carrying amount of the Company’s non-recourse debt and other debt approximates fair value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of these liabilities approximates fair value since these borrowings are generally short-term in nature.

NOTE 16 — SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $233 million, $102 million and $356 million during 2012, 2011 and 2010, respectively.

Total interest paid was $17 million, $16 million and $10 million during 2012, 2011 and 2010, respectively.

Non-cash transactions

In 2012, the Company determined it had misstated certain cash and non-cash items in 2011 and 2010 within and between “Net cash provided by operating activities” and “Net cash used in investing activities” in the Company’s Consolidated Statement of Cash Flow and, therefore, such items were corrected for the years ended December 31, 2011 and 2010. Although the Company does not consider these amounts to be material, the 2011 and 2010 amounts were revised to conform to the current year presentation. As a result of the correction, “Net cash provided by operating activities” decreased by $153 million, and “Net cash used by investing activities” increased by $153 million due to the removal of capitalized interest on bonds which is a non-cash transaction. For December 31, 2010, the impact of the reclass was $92 million.

In addition, offsetting adjustments of $5,299 million and $7,783 million for the years ended December 31, 2011 and 2010, were made to the “proceeds from” and “cost of” investments purchased within the investing section of the cash flow statement. These adjustments relate to the removal of “to be announced” (“TBA”) security purchase and sale commitments as they are non-cash transactions and the removal of dollar roll transactions as this is financing not investing activity. This correction of the Company’s Consolidated Statement

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

of Cash Flow did not impact the Company’s previously reported Consolidated Statement of Income or the Consolidated Balance Sheet and, in particular, “Cash and cash equivalents” reported at the end of 2011 and 2010 in the Company’s Consolidated Statement of Cash Flow remain unchanged.”

There was a non-cash capital contribution transaction of $177 million in the form of the release of intercompany payables for the year ended December 31, 2011 from New York Life.

Other non-cash investing transaction were $3 million for the year ended December 31, 2012, related to non-cash acquisitions of foreclosed property and non-redeemable preferred stock. Other non-cash investing transactions were $7 million for the year ended December 31, 2011, primarily related to transfers between mortgage loans, real estate and other invested assets. Other non-cash investing transactions were $134 million for the year ended December 31, 2010, primarily related to transfers between other invested assets, fixed maturities and mortgage loans.

NOTE 17 — STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

A reconciliation of the Company’s statutory surplus at December 31, 2012 and 2011 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):

	2012	2011
Statutory Surplus, Delaware Basis	$6,399	$5,794
State prescribed or permitted practices:
Presenting Guaranteed and Variable Universal Life Separate Accounts at book value	415	314

Statutory Surplus, NAIC SAP	$6,814	$6,108

Statutory net income for the years ended December 31, 2012, 2011 and 2010 was $639 million, $294 million and $562 million, respectively.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2012 or 2011. As of December 31, 2012, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $2,446 million. The maximum amount of dividends that may be paid in 2013 without prior approval is $637 million.

NOTE 18 — SUBSEQUENT EVENTS

As of March 14, 2013, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying consolidated statement of financial position and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”) at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the consolidated financial statements, the Company changed the manner in which it accounts for the deferral of acquisition costs.

As disclosed in Note 14 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

PricewaterhouseCoopers LLP

March 14, 2013

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(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 26. EXHIBITS

Board of Directors Resolution

(a)	Resolution of the Board of Directors of NYLIAC establishing the Separate Account — Previously filed as Exhibit 1.(1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(c)(2)	Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Form of Policy for Single Premium Variable Universal Life Insurance Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5) to Registrant’s initial registration statement on Form S-6 (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.

(d)(2)	Living Benefits Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(h) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(3)	Spouse’s Paid-Up Insurance Purchase Option Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(j) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(4)	Form of Policy for Single Premium Variable Universal Life Insurance Policies (No. 302-95) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(c) to Registrant’s Post-Effective Amendment No. 3 on Form S-6 (File No. 333-47728), filed 1/25/02 and incorporated herein by reference.

(d)(5)	Form of Policy for Single Premium Variable Universal Life Insurance Policies (No. 303-95) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(5) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-47728), filed 2/13/03 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Form of Application — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(10) to Registrant’s initial registration statement on Form S-6 (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009)- Previously filed as Exhibit 6(a)(1) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and filed 7/3/96 incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)	Amended and Restated By-Laws of NYLIAC (executed May 1, 2009)- Previously filed as Exhibit 6(b)(3) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts.

Not applicable.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(4)	Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(5)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(6)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.
(h)(7)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(8)	Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(9)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(h)(11)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(12)	Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(h)(13)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(h)(14)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 5/20/03 and incorporated herein by reference.

(h)(15)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(16)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(17)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(18)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.
(h)(19)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(h)(20)	Form of Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — 1 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(21)	Form of Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)	Administrative Contracts.

(i)(1)	Service Agreement between Fred Alger Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2)	Administrative Services Agreement between Dreyfus Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3)	Administrative Services Agreement between Janus Capital Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4)	Services Agreement between New York Life Investment Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5)	Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7)	Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8)	Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(9)	Form of Administrative and Shareholder Services Letter of Agreement dated 1/15/98 between Van Eck Worldwide Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post- Effective Amendment No. 11 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account- I (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.

(i)(10)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(l1)	Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed on 4/14/08 and incorporated herein by reference.
(i)(12)	Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(13)	Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(14)	Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(15)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Management Americas, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(16)	Services Agreement between PIMCO Variable Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(17)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(18)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(19)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Saparate Account — I (File NO. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(20)	Form of Service Agreement, dated May 1, 2007, between Delaware Distributors, L.P. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of Attorney for Christopher T. Ashe, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/17/2013 and incorporated herein by reference.

(j)(2)	Powers of Attorney for Christopher O. Blunt, Director and Executive Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/17/2013 and incorporated herein by reference.

(j)(3)	Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/17/2013 and incorporated herein by reference.

(j)(4)	Powers of Attorney for John T. Fleurant, Director of NYLIAC — Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (j)(4) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/17/2013 and incorporated herein by reference.

(j)(5)	Powers of Attorney for Robert M. Gardner, Director of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/17/2013 and incorporated herein by reference.

(j)(6)	Powers of Attorney for Steven D. Lash, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/17/2013 and incorporated herein by reference.

(j)(7)	Powers of Attorney for Drew E. Lawton, Director of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/17/2013 and incorporated herein by reference.

(j)(8)	Powers of Attorney for Theodore A. Mathas, Chairmen and President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/17/2013 and incorporated herein by reference.

(j)(9)	Powers of Attorney for Angelo J. Scialabba, Vice President and Controller of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/17/2013 and incorporated herein by reference.

(j)(10)	Powers of Attorney for Arthur H. Seter, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/17/2013 and incorporated herein by reference.

(j)(11)	Powers of Attorney for Michael E. Sproule, Director, Executive Vice President and Chief Financial Officer of NYLIAC —Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/17/2013 and incorporated herein by reference.

(j)(12)	Powers of Attorney for Joel M. Steinberg, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(12) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/17/2013 and incorporated herein by reference.

(j)(13)	Powers of Attorney for Susan A. Thrope, Director of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(13) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/17/2013 and incorporated herein by reference.
(k)	Legal Opinion.

Opinion and consent of Thomas F. English, Esq. — Filed herewith.

(l)	Actuarial Opinion.

Opinion and consent of Andrew Colton, Actuary- Filed herewith.

(m)	Calculation.

Sample Calculation of Illustrations — Filed herewith.

(n)	Other Opinions.

(n)	Consent of Pricewaterhouse Coopers LLP — Filed herewith.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

(q)(1)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies — Previously filed as Exhibit (11) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Registrant’s Post-Effective Amendment No. 4 on Form S-6 (File No. 33-64410), filed 4/25/97 and incorporated herein by reference.

(q)(2)	Memorandum describing NYLIAC’s Issuance, Transfer and Redemption Procedures for Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (q)(2) to Post-Effective Amendment No. 23 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 4/17/13 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Mathas, Theodore A.	Director, Chairman and President
Sproule, Michael E.	Director, Executive Vice President and Chief Financial Officer
Blunt, Christopher O.	Director and Executive Vice President
Boccio, Frank M.	Director and Executive Vice President
Ashe, Christopher	Director and Senior Vice President
Lash, Steven D.	Director and Senior Vice President
Lawton, Drew E.	Director and Senior Vice President
Seter, Arthur H.	Director, Senior Vice President and Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President, Chief Risk Officer and Chief Actuary
Gardner, Robert M.	Director and Vice President
Fleurant, John T.	Director
Thrope, Susan A.	Director
Kim, John Y.	Executive Vice President - CEO and President of New York Life Investments
Pfaff, Mark W.	Executive Vice President
Bennett, Joseph M.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Cole, Thomas	Senior Vice President
DeSanto, Craig L.	Senior Vice President and Actuary
DiMella, Robert A.	Senior Vice President
DiRago, John C.	Senior Vice President
English, Thomas F.	Senior Vice President and Chief Legal Officer
Fisher, Stephen P.	Senior Vice President
Girard, Thomas J.	Senior Vice President
Hebron, Robert J.	Senior Vice President
Hendry, Thomas A.	Senior Vice President and Treasurer
Loffredo, John M.	Senior Vice President
Malloy, Anthony R.	Senior Vice President
McInerney, Barbara J.	Senior Vice President and Chief Compliance Officer
Oleske, Michael M.	Senior Vice President and Chief Tax Counsel
Pasteris, Paul T.	Senior Vice President
Paternoster, Susan L.	Senior Vice President
Pell, Gideon A.	Senior Vice President
Ramos, Edward	Senior Vice President
Roberts, Dan C.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Senser, Jerrold K.	Senior Vice President
Shively, George S.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Warren, Julia A.	Senior Vice President
Abramo, Stephen	Vice President
Ascione, Mitchell P.	Vice President
Bain, Karen	Vice President - Tax
Bartlett, Judy R.	Vice President and Associate Legal Officer
Barton, Jacqueline M.	Vice President
Bloom, Stephen A.	Vice President and Chief Underwriter
Brill, Elizabeth	Vice President and Actuary
Carbone, Jeanne M.	Vice President
Carey, Christopher H.	Vice President
Cohen, Louis N.	Vice President
Cristallo, James J.	Vice President and Actuary
Cunningham, Paul K.	Vice President
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
Donnelly, Kathleen A.	Vice President
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Ferraro, Anthony	Vice President and Actuary
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President and Actuary
Frawley, Stephanie A.	Vice President
Friedman, Barbara T.	Vice President, Associate Legal Officer and Assistant Secretary
Furlong, Brian	Vice President
Galdi, Frank	Vice President
Gangemi, Thomas J.	Vice President
Greene, Paul G.	Vice President
Grove, Matthew M.	Vice President
Hamrick, Jane L.	Vice President and Actuary
Hoffman, Eric S.	Vice President
Huang, Dylan W.	Vice President and Actuary
Hynes, Joseph E.	Vice President
Hynes, Robert J.	Vice President
Joannides, Minas C. M.D.	Vice President and Chief Medical Officer
Karmen, Robert	Vice President and Associate Legal Officer
Kimble, Michael	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President and Actuary
Lackey, Michael P.	Vice President
Lamp, Karen J.	Vice President and Associate Legal Officer
Leber, Richard B.	Vice President, Associate Legal Officer and Assistant Secretary
Lenz, Scott L.	Vice President and Associate Tax Counsel
Loutrel, Brian C.	Vice President and Chief Privacy Officer
Lynn, Eric J.	Vice President and Actuary
Marinaccio, Ralph S.	Vice President
McDermott, Gail A.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen	Vice President and Actuary
Moffitt, Eric A.	Vice President
Multer, Corey B.	Vice President
Murphy, Marijo F.	Vice President
Ok, Francis	Vice President
Oliviero, Michael J.	Vice President
Pasyanos, Nicholas	Vice President and Actuary
Perry, Valerie L.	Vice President - Underwriting
Petty, Mike	Vice President
Reimer, Linda M.	Vice President and Associate Legal Officer
Rubin, Janis C.	Vice President
Rzad, Amaury J.	Vice President
Saccullo, Kathi P.	Vice President
Scialabba, Angelo J.	Vice President and Controller
Seewald, Scott R.	Vice President
Serek, Donald R.	Vice President
Shannon, Joseph J.	Vice President
Shea, Thomas P.	Vice President
Sherman, Eric	Vice President and Actuary
Silber, Irwin	Vice President and Actuary
Smith, Kevin M.	Vice President
Tate, William P.	Vice President
Troeller, Thomas J.	Vice President and Actuary
Turner, Teresa A.	Vice President
Vaccaro, John	Vice President
Wagenseil, Taylor	Vice President
Wagner, Robin M.	Vice President
Walsh, Richard M.	Vice President
Weinstein, Scott W.	Vice President
Wion, Matthew D.	Vice President and Actuary
Yashnyk, Michael A.	Vice President
Bidwell, Anna Louise	Associate Legal Officer and Secretary

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
ICAP Funds Inc.	Maryland
The MainStay Funds(1)	Massachusetts
MainStay VP Funds Trust(1)(2)	Maryland
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware

(1)	Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.
(2)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.
(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
(NYLIFE LLC subsidiaries cont.)
New York Life Capital Corporation	Delaware
Monetary Research Ltd.	Bermuda
NYL Management Limited	United Kingdom
NYLUK I Company	United Kingdom

NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Biris Holdings LLC	Delaware
NYL Wind Investments LLC	Delaware
New York Life Short Term Fund	New York
NYLIFE Insurance Company of Arizona	Arizona
29 Park Investments No. 1 Limited	Cayman Islands
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
New York Life Enterprises LLC	Delaware
SEAF Sichuan SME Investment Fund LLC	Delaware	39.98%
New York Life Insurance Taiwan Corporation	Taiwan
New York Life International Holdings Limited	Mauritius	12%
New York Life International India Fund (Mauritius) LLC	Mauritius	92.97%
NYL Cayman Holdings Ltd.	Cayman Islands
NYL Worldwide Capital Investments LLC	Delaware
FM Holdco LLC	Delaware
Fianzas Monterrey, S.A.	Mexico	99.95%
Operadora FMA, S.A. de C.V.	Mexico	99.99%
NYLIFE Thailand, Inc.	Delaware
PMCC Ltd.	Thailand	100%
NYLI-VB Asset Management Co. (Mauritius) LLC	Mauritius	90%
Seguros Monterrey New York Life, S.A. de C.V.	Mexico	99.998%
Administradora de Conductos SMNYL, S.A. de C.V.	Mexico	99%
Agencias de Distribucion SMNYL, S.A. de C.V.	Mexico	99%
New York Life Investment Management Holdings LLC	Delaware
Institutional Capital LLC	Delaware
MacKay Shields LLC	Delaware
MacKay Shields Core Plus Opportunities Fund GP LLC	Delaware
MacKay Shields Core Plus / Opportunities Fund LP	Delaware
MacKay Municipal Managers Opportunities GP LLC	Delaware
MacKay Municipal Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Opportunities Fund, L.P.	Delaware
MacKay Municipal Managers Credit Opportunities GP LLC	Delaware
MacKay Municipal Credit Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Credit Opportunities Fund, L.P.	Delaware
MacKay Municipal Short Term Opportunities Fund GP LLC	Delaware
MacKay Municipal Short Term Opportunities Fund LP	Delaware
Plainview Funds plc – Emerging Markets Credit Portfolio	Ireland
Plainview Funds plc – Flexible Bond Fund	Ireland
MacKay Shields Statutory Trust – High Yield Bond Series	Connecticut
MacKay Shields High Yield Active Core Fund GP LLC	Delaware
MacKay Shields High Yield Active Core Fund LP	Delaware
MacKay Shields Credit Strategy Fund Ltd	Cayman Islands
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	Bermuda	18.47%
MacKay Shields Core Plus Opportunities Fund Ltd.	Cayman Islands
MacKay Shields General Partner (L/S) LLC	Delaware
MacKay Shields Long/Short Fund LP	Delaware
MacKay Shields Long/Short Fund (Master) LP	Delaware
MacKay Shields Long/Short Fund (QP) LP	Delaware
MacKay Shields Long/Short Fund (Offshore) LP	Cayman Islands
MacKay Shields Credit Strategy Partners LP	Delaware
MacKay Shields Core Fixed Income Fund GP LLC	Delaware
MacKay Shields Core Fixed Income Fund LP	Delaware
MacKay Shields Income Opportunities Fund GP, LLC	Delaware
MacKay Shields Income Opportunities Delaware Fund, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund I, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund II, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund III, L.P.	Delaware
MacKay Shields Income Opportunities SPV 2, LLC	Delaware
MacKay Shields (International) Ltd.	UK
MacKay Shields (Services) Ltd.	UK
MacKay Shields UK LLP	UK
Madison Capital Funding LLC	Delaware
Faraday Holdings, LLC	Delaware	17.75%
Interior Specialists, Inc.	California
Heritage Interiors ISI, LLC	Arizona
SuperFloors ISI, LLC	Washington
Home Acres Holdings LLC	Delaware	50%
Home Acres Building Supply Co. LLC (“HASBC”)	Michigan
Kobrin Builder’s Supply Holdings, LLC (“KBSH”)	Michigan	54.95%
Kobrin Builders Supply, LLC	Florida
V-Line Logistics, LLC	Indiana
IDG Holdco, LLC	Delaware	45.24%
Identity Group Holdings Corp.	Delaware
Identity Group Holdings LLC	Delaware
Business Stationery LLC	Ohio
IDG, LLC	Delaware
SigLet, Inc.	Delaware
Redi-Tag Corporation	California
Graphics Systems, Inc.	Kansas
Scott Sign Systems, Inc.	Florida
AdMart Attractions, Inc.	New York
MCF Co-Investment GP, LLC	Delaware
MCF Co-Investment GP, LP	Delaware
Madison Capital Funding Co-Investment Fund, LP	Delaware
MCF Fund I LLC	Delaware
PSA-MHF Acquisition LLC	Delaware	28.3%
WDC Liquidation Trust
MCF Capital Management LLC	Delaware
OFS Capital WM, LLC	Delaware
Kirkwood Fund I LLC	Delaware	2.416%
Kirkwood Fund II LLC	Delaware	2.38%
Kirkwood Fund III LLC	Delaware
Madison Square Investors LLC	Delaware
Madison Square Investors Asian Equity Market Neutral Master Fund Ltd.	Cayman Islands
Madison Square Investors Large-Cap Enhanced Index Fund GP, LLC	Delaware
Madison Square Investors Large-Cap Enhanced Index Fund L.P.	Delaware
GoldPoint Partners LLC	Delaware
New York Life Capital Partners, L.L.C.	Delaware
New York Life Capital Partners, L.P.	Delaware
New York Life Capital Partners II, L.L.C.	Delaware
New York Life Capital Partners II, L.P.	Delaware
New York Life Capital Partners III GenPar GP, LLC	Delaware
New York Life Capital Partners III GenPar, L.P.	Delaware
New York Life Capital Partners III, L.P.	Delaware
NYLCAP III RBG Corp.	Delaware
New York Life Capital Partners III-A, L.P.	Delaware
NYLCAP III-A RBG Corp.	Delaware
New York Life Capital Partners IV GenPar GP, LLC	Delaware
New York Life Capital Partners IV GenPar, L.P.	Delaware
New York Life Capital Partners IV, L.P.	Delaware
New York Life Capital Partners IV-A, L.P.	Delaware
GoldPoint Partners Co-Investment V GenPar GP LLC	Delaware
GoldPoint Partners Co-Investment V GenPar, L.P.	Delaware
GoldPoint Partners Co-Investment V, L.P.	Delaware
NYLCAP 2010 Co-Invest GenPar GP, LLC	Delaware
NYLCAP 2010 Co-Invest GenPar L.P.	Delaware
NYLCAP 2010 Co-Invest L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	Delaware
NYLCAP Canada GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund, LP	Canada
NYLCAP Canada II GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund II, L.P.	Canada
NYLIM Mezzanine GenPar GP, LLC	Delaware
NYLIM Mezzanine GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners, LP	Delaware
NYLIM Mezzanine Partners Parallel Fund, LP	Delaware
NYLIM Mezzanine Partners II GenPar GP, LLC	Delaware
NYLIM Mezzanine Offshore Partners II, LP	Cayman Islands
NYLIM Mezzanine Partners II GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners II, LP	Delaware
NYLIM Mezzanine II Luxco S.a.r.l.	Luxembourg
NYLIM Mezzanine Partners II Parallel Fund, LP	Delaware
NYLIM Mezzanine II Parallel Luxco S.a.r.l.	Luxembourg
NYLCAP Mezzanine Partners III GenPar GP, LLC	Delaware
NYLCAP Mezzanine Offshore Partners II-S GP, Limited	Scotland
NYLCAP Mezzanine Partners III GenPar, LP	Delaware
NYLCAP Mezzanine Partners III-K Fund, LP	Delaware
NYLCAP Mezzanine Offshore Partners III-S, LP	Scotland
NYLCAP Mezzanine Partners III, LP	Delaware
NYLCAP Mezzanine III Luxco S.a.r.l.	Luxembourg
NYLCAP Mezzanine Partners III Parallel Fund, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	Delaware
NYLCAP Mezzanine III 2012 Luxco S.à.r.l	Luxembourg
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	Delaware
NYLCAP Mezzanine Offshore Partners III, L.P.	Cayman Islands
NYLCAP Select Manager GenPar GP, LLC	Delaware
NYLCAP Select Manager GenPar, LP	Delaware
NYLCAP Select Manager Fund, LP	Delaware
NYLCAP Select Manager Cayman Fund, LP	Cayman Islands
NYLCAP Select Manager II GenPar GP, LLC	Delaware
NYLCAP Select Manager II GenPar, L.P.	Cayman Islands
NYLCAP Select Manager Fund II, L.P.	Cayman Islands
NYLCAP India Funding LLC	Delaware
NYLIM-JB Asset Management Co., LLC	Mauritius	24.66%
New York Life Investment Management India Fund II, LLC	Mauritius
New York Life Investment Management India Fund (FVCI) II, LLC	Mauritius
NYLCAP India Funding III LLC	Delaware
NYLIM-Jacob Ballas Asset Management Co. III, LLC	Mauritius	24.66%
NYLIM Jacob Ballas India Fund III (Mauritius) LLC
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC
NYLCAP Holdings	Mauritius
Jacob Ballas Capital India PVT. Ltd.	Mauritius	23.30%
NYLIM Service Company LLC	Delaware
NYL Workforce GP LLC	Delaware
New York Life Investment Management LLC	Delaware
New York Life Investment Management (U.K.) Limited	United Kingdom
NYLIM Large Cap Enhanced Index Fund p.l.c.	Ireland
NYLIM Fund II GP, LLC	Delaware
NYLIM Real Estate Mezzanine Fund II, LP	Delaware
NYLIM-TND, LLC	Delaware
NYLIM-DCM, LLC	Delaware
NYLIM-MM, LLC	Delaware
DCM-N, LLC	Delaware	80%
DCM Warehouse Series A, LLC	Delaware
DCM Warehouse Series One, LLC	Delaware
Sixteen West Savannah, LLC	Indiana
Metropolis II Construction, LLC	Delaware
Streets Las Vegas, LLC	Arizona	90%
NYLIM RE Mezzanine Fund II Investment Corporation	Delaware
Albany Hills Holding, LLC	Arkansas
Joplin Holding, LLC	Delaware
Joplin Properties, LLC	Arkansas	50%
NYLIM-JP, LLC	Delaware
Jefferson at Maritime Holding, L.P.	Delaware
Jefferson at Maritime GP, LLC	Delaware
Jefferson at Maritime, L.P.	Delaware
NYLIM-GCR Fund I, LLC	Delaware	50%
WFHG GP, LLC	Delaware	50%
Workforce Housing Fund I-2007 LP	Delaware
New York Life Investments International Limited	Ireland
NYLIFE Distributors LLC	Delaware
NYLIM Holdings NCVAD GP, LLC	Delaware
Private Advisors L.L.C.	Delaware
Private Advisors Small Company Buyout Fund V, LP	Delaware	60%
Madison Core Property Fund LLC	Delaware	3.565%
MIREF 1500 Quail, LLC	Delaware
MIREF Mission Heritage, LLC	Delaware
MIREF Linpro Center, LLC	Delaware
MIREF Mill Creek, LLC	Delaware
MIREF Gateway, LLC	Delaware
MIREF Delta Court, LLC	Delaware
MIREF Seaside, LLC	Delaware
MIREF Zanker Road, LLC	Delaware
MIREF Fremont Distribution Center, LLC	Delaware
1101 Taylor Road LLC	Delaware
MIREF Century, LLC	Delaware
MIREF York Road, LLC	Delaware
York Road EW, LLC	Delaware
York Road Retail West, LLC	Delaware
MIREF Saddle River LLC	Delaware
Via Verde San Dimas, LLC	Delaware
MIREF DC Corp.	Delaware
MIREF L Street, LLC	Delaware
1901 L Street Corp.	Delaware
1901 L Street LLC	District of Columbia
MIREF Broadstone Uptown Lofts, LLC	Delaware
Texas Broadstone Uptown Lofts, L.P.	Texas
MIREF Newpoint Commons, LLC	Delaware
MIREF Carol Point, LLC	Delaware
MIREF Broadstone Westway Park, LLC	Delaware
Texas Broadstone Westway Park, L.P.	Texas
MIREF Northsight, LLC	Delaware
MIREF Riverside, LLC	Delaware
MIREF Corporate Woods, LLC	Delaware
MIREF Bedminster, LLC	Delaware
MIREF Barton’s Creek, LLC	Delaware
Barton’s Lodge Apartments, LLC	Delaware
MIREF Marketpointe, LLC	Delaware
MIREF 101 East Crossroads, LLC	Delaware
101 East Crossroads, LLC	Delaware
MIREF Waterview, LLC	Delaware
MIREF Chain Bridge, LLC	Delaware
1991 Chain Bridge Road, LLC	Delaware
MIREF Aptakisic, LLC	Delaware
Aptakisic Creek Corporate Park, LLC	Delaware
MIREF 250 Montgomery, LLC
MIREF Hawthorne, LLC	Delaware
MIREF Auburn 277, LLC	Delaware
MIREF Sumner North, LLC	Delaware
MIREF Wellington, LLC	Delaware
MIREF Warner Center, LLC	Delaware
Valley Business Park LLC	Delaware
NYLIM Flatiron CLO 2003-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2003-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2004-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2005-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2005-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2006-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	Cayman Islands
Flatiron CLO 2007-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	Cayman Islands
Flatiron CLO 2011-1 Ltd.	Cayman Islands
Flatiron CLO 2012-1 Ltd.	Cayman Islands
Flatiron CLO 2013-1-Ltd.	Cayman Islands
Stratford CDO 2001-1 Ltd.	Cayman Islands
Silverado CLO 2006-II Limited	Cayman Islands
Silverado 2006-II Equity Holdings LLC, Series A	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware
New York Life Capital Corporation	Delaware
NYL Management Limited	United Kingdom
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware
NYLUK I Company	United Kingdom
NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
Silver Spring, LLC	Delaware
Silver Spring Associates, L.P.	Pennsylvania
SCP 2005-C21-002 LLC	Delaware
SCP 2005-C21-003 LLC	Delaware
SCP 2005-C21-006 LLC	Delaware
SCP 2005-C21-007 LLC	Delaware
SCP 2005-C21-008 LLC	Delaware
SCP 2005-C21-009 LLC	Delaware
SCP 2005-C21-017 LLC	Delaware
SCP 2005-C21-018 LLC	Delaware
SCP 2005-C21-021 LLC	Delaware
SCP 2005-C21-025 LLC	Delaware
SCP 2005-C21-031 LLC	Delaware
SCP 2005-C21-036 LLC	Delaware
SCP 2005-C21-041 LLC	Delaware
SCP 2005-C21-043 LLC	Delaware
SCP 2005-C21-044 LLC	Delaware
SCP 2005-C21-048 LLC	Delaware
SCP 2005-C21-061 LLC	Delaware
SCP 2005-C21-063 LLC	Delaware
SCP 2005-C21-067 LLC	Delaware
SCP 2005-C21-069 LLC	Delaware
SCP 2005-C21-070 LLC	Delaware
NYMH-Ennis GP, LLC	Delaware
NYMH-Ennis, L.P.	Texas
NYMH-Freeport GP, LLC	Delaware
NYMH-Freeport, L.P.	Texas
NYMH-Houston GP, LLC	Delaware
NYMH-Houston, L.P.	Texas
NYMH-Plano GP, LLC	Delaware
NYMH-Plano, L.P.	Texas
NYMH-San Antonio GP, LLC	Delaware
NYMH-San Antonio, L.P.	Texas
NYMH-Stephenville GP, LLC	Delaware
NYMH-Stephenville, L.P.	Texas
NYMH-Taylor GP, LLC	Delaware
NYMH-Taylor, L.P.	Texas
NYMH-Attleboro MA, LLC	Delaware
NYMH-Farmingdale, NY LLC	Delaware
NYLMDC-King of Prussia GP, LLC	Delaware
NYLMDC-King of Prussia Realty, LP	Delaware
NYLife Real Estate Holdings LLC	Delaware
Huntsville NYL LLC	Delaware
CC Acquisitions, LP	Delaware
NYL Midwest Apartments LLC	Delaware
REEP-IND Fridley MN LLC	Minnesota
REEP-IND Green Oaks IL LLC	Delaware
REEP-IND NJ LLC	Delaware
NJIND JV LLC	Delaware	93%
NJIND Hook Road LLC	Delaware
NJIND Old Post Road LLC	Delaware
NJIND Brunswick Avenue LLC	Delaware
NJIND Raritan Center LLC	Delaware
NJIND Talmadge Road LLC	Delaware
NJIND Bay Avenue LLC	Delaware
NJIND Melrich Road LLC	Delaware
NJIND Carter Drive LLC	Delaware
NJIND Corbin Street LLC	Delaware
REEP-IND Kent LLC	Delaware
REEP-MF Enclave TX LLC	Delaware
REEP-MF Issaquah WA LLC	Delaware
REEP-MF Mira Loma II TX LLC	Delaware
REEP-MF Mount Vernon GA LLC	Delaware
REEP-MF Verde NC LLC	Delaware
REEP-MF Summitt Ridge CO LLC	Delaware
REEP-MF Woodridge IL LLC	Delaware
REEP-OF Centerpointe VA LLC	Delaware
REEP-OFC 575 Lex NY LLC	Delaware
REEP-OFC 575 Lex NY GP LLC	Delaware
REEP OFC Westory DC LLC	Delaware
REEP-RTL SASI GA LLC	Delaware
PTC Acquisitions, LLC	Delaware
Martingale Road LLC	Delaware	71.4693%
North Andrews Avenue LLC	Delaware
New York Life Funding	Cayman Islands
New York Life Global Funding	Delaware
Government Energy Savings Trust 2003-A (GEST)	New York
UFI-NOR Federal Receivables Trust, Series 2009B	New York
NYLARC Holding Company Inc.	Arizona
New York Life Agents Reinsurance Company	Arizona

ITEM 29. INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 — LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS — No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the directors duty of loyalty of the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person’s heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

(i) DIRECTORS AND OFFICERS — Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, upon a determination that such indemnification is proper in the circumstances.

(ii) EMPLOYEES AND AGENTS — Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation’s legal counsel and a determination by (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, that such indemnification is proper in the circumstances.

ITEM 30. PRINCIPAL UNDERWRITERS

(a)	Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

MainStay Funds

MainStay VP Funds Trust (formerly, MainStay VP Series Fund)

Private Advisors Alternative Strategies Fund

Private Advisors Alternative Strategies Master Fund

(b)	Management.

The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Names of Directors and Officers	Positions and Offices with Underwriter
Drew E. Lawton	Chairman and Chief Executive Officer
Stephen P. Fisher	President and Chief Operating Officer
Robert J. Hebron	Executive Vice President, AMN Executive Benefits and Retail Distribution
David J. Castellani	Senior Managing Director, Retirement Plan Services
Barbara J. McInerney	Senior Managing Director, Compliance
Daniel A. Andriola	Managing Director and Controller
Karen Bain	Managing Director, Tax
Robert M. Barrack	Managing Director, GoldPoint Partners Institutional Sales
Todd Childress	Managing Direct, Private Advisors Institutional Sales
Mark Gomez	Managing Director and General Counsel
Joseph J. Henehan	Managing Director, Retirement Plan Services
Rebekah M. Mueller	Managing Director, Retirement Plan Services
Mark S. Niziak	Managing Director, Retirement Plan Services
John J. O’Gara	Managing Director, Life Distribution, Retirement Income Security
Amanda Parness	Managing Director, NYLCAP Institutional Sales
Stephen Sexeny	Managing Director, Cornerstone Capital Management Institutional Sales
Robin Wagner	Managing Director and Chief Compliance Officer
Brian Wickwire	Managing Director
Mary Ann Aull	Director - Financial Operations and Treasurer
Christine M. Dempsey	Director
David S. Hescheles	Director, Independent Channel, Retirement Income Security
Linda M. Howard	Director, Compliance and Anti-Money Laundering Officer
Paula Taylor	Director, Retirement Plan Services
Charles Youngblood	Director, MacKay Shields Institutional Sales
Marta Hansen	Vice President
Rafaela Herrera	Vice President, Compliance
George Shively	Secretary
Michael Hession	Assistant Secretary
Maureen R. Sferas	Assistant Secretary

(c)	Compensation from the Registrant.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life — Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 32. MANAGEMENT SERVICES.

Not applicable.

ITEM 33. FEE REPRESENTATION.

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Single Premium Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 18th day of April, 2013.

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
(Registrant)

By:	/s/ Eric J. Lynn
Eric J. Lynn
Vice President and Actuary

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(Depositor)

By:	/s/ Eric J. Lynn
Eric J. Lynn
Vice President and Actuary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Christopher T. Ashe*	Director
Christopher O. Blunt*	Director
Frank M. Boccio*	Director
John T. Fleurant*	Director
Robert M. Gardner*	Director
Steven D. Lash*	Director
Drew Lawton*	Director
Theodore A. Mathas*	Chairman and President (Principal Executive Officer)
Angelo J. Scialabba*	Vice President and Controller (Principal Accounting Officer)
Arthur H. Seter*	Director
Michael E. Sproule*	Director and Chief Financial Officer
Joel M. Steinberg*	Director
Susan A. Thrope*	Director

By:	/s/ Eric J. Lynn
Eric J. Lynn
Attorney-in-Fact
April 18, 2013

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Description

(k)	Opinion and Consent of Thomas F. English, Esq.

(l)	Opinion and consent of Andrew Colton, Actuary

(m)	Sample Calculation of Illustrations

(n)	Consent of PricewaterhouseCoopers LLP